    As filed with the Securities and Exchange Commission on November 1, 1995
                      Registration Nos. 33-847-;  811-4434

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 14

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 15

                        NORTHSTAR ADVANTAGE SPECIAL FUND
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

                     Two Pickwick Plaza, Greenwich, CT 06830
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                                 --------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                Two Pickwick Plaza, Greenwich, Connecticut 06830
                ------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                                Lisa Hurley, Esq.
                      Northstar Investment Management Corp.
                               Two Pickwick Plaza
                              Greenwich, CT  06830

                  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

               X  immediately upon filing pursuant to paragraph (b)
             ----
                  on [date] pursuant to paragraph (b)
             ----
                  60 days after filing pursuant to paragraph (a)(1)
             ----
                  on [date] pursuant to paragraph (a)(1)
             ---- 75 days after filing pursuant to paragraph (a)(2)

                  on [date] pursuant to paragraph (a)(2) of Rule 485.
             ----
If appropriate, check the following box:

                  this post-effective amendment designates a new effective
             ---- date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

* Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Registrant has filed the Notice required by Rule 24f-2 for its most recent fiscal year on or about February 25, 1995.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 48(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A



     FORM N-1A                                PROSPECTUS CAPTION

     1.   Cover Page                          Cover Page

     2.   Synopsis                            Table of Fees and Expenses;
                                              Summary

     3.   Condensed Financial Information     Financial Highlights

     4.   General Description of Registrant   Cover Page; Summary; Investment
                                              Objectives and Policies; General
                                              Investment Strategies and
                                              Restrictions and Risk
                                              Considerations; Risk Factors;
                                              General Information

     5.   Management of the Fund              Summary; Management of the Funds

     6.   Capital Stock and Other             Summary; How Net Asset Value is
          Securities                          Determined; How to Purchase Shares
                                              - Alternative Purchase
                                              Arrangements; Investor Accounts
                                              and Services Available; Dividends,
                                              Distributions and Taxes; General
                                              Information

     7.   Purchases of Securities Being       Summary; How to Purchase Shares;
          Offered                             Investor Accounts and Services
                                              Available; Distribution Plans;
                                              How Net Asset Value is
                                              Determined; Management of the
                                              Funds -  The Underwriter

     8.   Redemption or Repurchase            How to Redeem Shares; How Net
                                              Asset Value is Determined

     9.   Legal Proceedings                   Not Applicable

                              CROSS REFERENCE SHEET
                                     PART B

     FORM N-1A                                CAPTION IN STATEMENT OF
                                              ADDITIONAL INFORMATION

     10.  Cover Page                          Cover Page

     11.  Table of Contents                   Table of Contents

     12.  General Information & History       Cover Page; Other Information

     13.  Investment Objectives & Policies    Cover Page; Investment
                                              Restrictions; Other Investment
                                              Techniques

     14.  Management of the Fund              Services of the Adviser and
                                              Administrator; Trustees and
                                              Officers

     15.  Control Persons & Principal         N/A
          Holders of Securities

     16.  Investment Advisory and             Services of the Adviser and
          Other Services                      Administrator

     17.  Brokerage Allocation and            Portfolio Transactions and
          Other Practices                     Brokerage

     18.  Captial Stock and Other Securities  Description of the Funds

     19.  Purchases, Redemptions and          Net Asset Value; How to Buy
          Pricing                             Shares; Alternative Purchase
                                              Arrangements; Exchange Privileges;
                                              Redemptions of Shares

     20.  Tax Status                          Dividends, Distributions and Taxes

     21.  Underwriter                         Underwriter and Distribution
                                              Services

     22.  Calculation of Performance Data     Performance Information

     23.  Financial Statements                Financial Statements

                                     PART C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     [LOGO]

Two Pickwick Plaza                                                (203) 863-6200


Greenwich, Connecticut, 06830                                     (800) 595-7827



PROSPECTUS                                                 NOVEMBER 1, 1995


                 NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND
                   NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND


                      NORTHSTAR ADVANTAGE HIGH YIELD FUND
                   NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND
                        NORTHSTAR ADVANTAGE INCOME FUND
                   NORTHSTAR ADVANTAGE INCOME AND GROWTH FUND
                        NORTHSTAR ADVANTAGE GROWTH FUND
                        NORTHSTAR ADVANTAGE SPECIAL FUND



          The Northstar Advantage Funds (the "Funds") are a group of open-end diversified management investment companies, each with its own investment objective and specific investment goals. Shares of the Funds are offered by this joint Prospectus.


          * NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND ("Government Securities Fund") seeks to achieve a high level of current income and to conserve principal by investing in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.


          * NORTHSTAR ADVANTAGE INCOME AND GROWTH FUND, ("Income and Growth Fund") is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in common and preferred stocks, corporate and convertible debt securities, and government securities, selected for their prospects of producing income and/or capital appreciation.



          * NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND, ("High Total Return Fund") is a diversified portfolio with an investment objective of seeking high income. Under normal market conditions, the Fund invests predominantly in high yield, lower-rated U.S. dollar-denominated debt securities. Most of the securities in which the Fund invests are rated, at the time of investment, at least Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Corporation ("S&P") or an equivalent rating by another NRSRO or, if not rated, are of comparable quality in the opinion of the Fund's investment adviser. The Fund may, however, invest in securities in the lowest rating categories of Moody's and S&P and other NRSROs, which are C in the case of Moody's and D in the case of S&P.


          * NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND ("Strategic Income Fund") seeks to achieve high current income. Under normal market conditions, the Fund allocates its investments among the following three sectors of the fixed income securities markets: debt obligations of the U.S. Government, its agencies and instrumentalities; high yield, high risk, lower-rated and nonrated U.S. and foreign fixed income securities; and investment grade debt obligations of foreign governments, their agencies and instrumentalities. AT LEAST 20% AND UP TO 60% OF THE STRATEGIC INCOME FUND'S ASSETS MAY BE INVESTED IN JUNK BONDS.


          * NORTHSTAR ADVANTAGE HIGH YIELD FUND ("High Yield Fund") seeks high current income and, secondarily, capital appreciation. This Fund invests primarily in long-term and intermediate-term fixed income securities, with emphasis on high yield, high risk, lower-rated and nonrated corporate debt instruments.


          * NORTHSTAR ADVANTAGE INCOME FUND ("Income Fund") seeks to realize income and, secondarily, capital appreciation. Basically conservative, this Fund invests in a balance of debt securities (generally of investment grade), common and preferred stocks, and debt securities and preferred stocks convertible into common stock.

          * NORTHSTAR ADVANTAGE GROWTH FUND ("Growth Fund") seeks to achieve long-term growth of capital and, secondarily, to realize income. This Fund invests principally in common stocks and, to a lesser extent, it may also invest in preferred stocks and convertible securities.

          * NORTHSTAR ADVANTAGE SPECIAL FUND ("Special Fund") seeks to achieve capital appreciation through investment in a diversified portfolio of equity securities selected for their potential for growth. This Fund does not seek current income. The Fund invests primarily in smaller, lesser-known companies that may be subject to greater price volatility than more mature companies.


          UNDER NORMAL CIRCUMSTANCES THE HIGH YIELD FUND AND HIGH TOTAL RETURN FUND WILL INVEST AT LEAST 65% OF THEIR ASSETS, AND THE STRATEGIC INCOME FUND MAY INVEST UP TO 60% OF ITS ASSETS, IN LOWER RATED AND NONRATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES, AND ARE CONSIDERED SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THESE FUNDS MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "RISK FACTORS -- HIGH YIELD-HIGH RISK SECURITIES."



          Northstar Investment Management Corporation (the "Adviser") is the investment adviser for each Fund, and its professional staff selects and supervises the investments in each Fund's portfolio. Northstar Distributors, Inc. ("Distributors" or the "Underwriter") is the underwriter of the Funds' shares, and Northstar Administrators Corporation ("Administrators") serves as administrator to each Fund. Distributors and Administrators are each affiliates of the Adviser. See "Management of the Funds."



          This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated November 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to Northstar at the address or telephone number given above.


          SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY
----------------------------------------------------------------------
THE FUNDS


  Each Fund is a Massachusetts business trust other than the High Total Return and the Income and Growth Funds, which are separate series of the Northstar Advantage Trust, a Massachusetts business trust, and each is organized as an open-end, diversified, management investment company. Each Fund pursues the unique investment objective summarized on the cover of this Prospectus and described fully herein under the heading "Investment Objectives and Policies." There is no assurance that the investment objective of any of the Funds will be achieved.


--------------------------------------------------------------------------------

DISTRIBUTIONS


  Income and Growth Fund, Income Fund, Growth Fund and Special Fund declare and pay income distributions from net investment income quarterly, and shares of these Funds are eligible to receive dividends as of the trade date. Government Securities Fund, High Total Return Fund, High Yield Fund and Strategic Income Fund declare and pay income distributions from net investment income monthly. In order to maintain a more stable monthly distribution, Government Securities Fund, High Total Return Fund, High Yield Fund and Strategic Income Fund may at times pay out more or less than the entire amount of their net investment income and short-term capital gains earned in any particular period. As a result, the distributions paid by these Funds for any particular period may be more or less than the amount of net investment income and short-term capital gains actually earned by the Fund during such period. There can be no assurance that any amounts retained by these Funds will be available for future distribution. Each Fund intends to distribute any remaining net investment income, as well as any undistributed long- and short-term capital gains, at least annually.


--------------------------------------------------------------------------------

THE ADVISER AND THE ADMINISTRATOR

  Northstar Investment Management Corporation (the "Adviser") serves as each Fund's investment adviser pursuant to separate investment advisory agreements (each, an "Advisory Agreement"). Under each Advisory Agreement, the Adviser receives a fee for its services based on the average daily net assets of each Fund, which fee is computed daily and payable monthly, at an annual rate (after certain expense reimbursements currently in effect) as follows:


                                                                                          ANNUAL RATE
                                                                                         --------------
Government Securities Fund.............................................................         0.45%
Strategic Income Fund..................................................................         0.65%
High Yield Fund........................................................................         0.45%
High Total Return Fund.................................................................         0.75%
Income Fund............................................................................         0.65%
Income and Growth Fund.................................................................         0.75%
Growth Fund............................................................................         0.75%
Special Fund...........................................................................         0.75%



  In the case of the Income and Growth and High Total Return Funds, the fee is applicable to the first $250 million of each Fund's average daily net assets. Thereafter, the fee is scaled down to .55 of 1% for assets over $1 billion. See "Management of the Funds."



  Northstar Administrators Corporation (the "Administrator") serves as administrator to the Funds pursuant to an Administrative Services Agreement. The Administrator receives a fee which is computed daily and payable monthly, at an annual rate of .10% of each Fund's average daily net assets, plus an annual fee of $5.00 per account of each beneficial holder of shares in each Fund, for providing certain shareholder services and assisting brokers in servicing shareholder accounts. The Administrator currently waives the administrative fees for all the Funds other than the Income and Growth Fund and High Total Return Fund.

--------------------------------------------------------------------------------

PURCHASING SHARES

  Each Fund currently offers or intends to offer three classes of shares on a continuous basis by which shares may be purchased at a price equal to their net asset value per share, plus a sales load which, at the election of the purchaser, may be imposed at the time of purchase (or on purchases of over $1 million, as a contingent deferred sales charge) (the "Class A shares"), or which may be imposed as a contingent deferred sales charge (the "Class B shares" and "Class C shares"). The contingent deferred sales charge will be imposed on most Class A share redemptions (where applicable) made within 18 months of purchase, on most Class B share redemptions made within five years of purchase and on most Class C share redemptions made within one year of purchase. Each Class of shares pays ongoing distribution and service fees at a combined annual rate (i) for Class A shares, of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares, (ii) for Class B shares, of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares, and (iii) for the Class C shares, of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. These alternatives permit an investor to choose the method of purchasing shares that the investor prefers given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Funds intend to reject purchase orders over $250,000 for Class B shares and recommend instead the purchase of Class A shares.


  Prior to June 5, 1995, the Growth Fund, Special Fund, Income Fund, Government Securities Fund, High Yield Fund and Strategic Income Fund, each offered only one Class of shares (currently designated as the "Class T shares"). Class T shares are no longer offered for sale by these Funds, except in connection with reinvestment of dividends and other distributions, upon exchange of Class T shares of another Fund or upon exchange from the Class T Account of the Money Market Portfolio (see "Exchange Privileges"). Until November 30, 1995, interests in the Advest Advantage Insured Account also may be exchanged for Class T shares of any of these Funds or the Class T Account of the Money Market Portfolio. A contingent deferred sales charge is imposed upon redemptions of Class T shares made within four years of purchase. Class T shares of each of these Funds pay ongoing distribution and service fees to the Underwriter at a combined annual rate of 0.95% (in the case of Growth Fund, Special Fund and Strategic Income
Fund), 0.75% (in the case of Income Fund) and 0.65% (in the case of Government Securities Fund and High Yield Fund) of the average daily net assets of such Fund's Class T shares.


  Each share of a Fund, regardless of class, represents an identical interest in the investment portfolio of that Fund and has the same rights, except that Class B, Class C and Class T shares bear the cost of higher distribution fees, and Class A, Class B and Class C shares bear higher transfer agency fees than Class T shares. This will cause Class B, Class C and Class T shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Accordingly, investment performance results (without giving effect to sale charges) for Class B, Class C and Class T shares will be lower than Class A shares. Certain other expenses of the Class A, Class B and Class C shares may vary. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. Class T shares, and any shares acquired upon reinvestment of dividends on such shares, will automatically convert to Class A shares without a sales charge on the later of May 31, 1998 or eight years after the calendar month in which the shareholder's order to purchase such Class T shares was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holders of Class B and Class T shares that have been outstanding for a period of time sufficient for the Underwriter to be reimbursed for distribution and service expenses related to the Class B and Class T shares from most of the continuing burden of such distribution fees. See "How to Purchase Shares -- Alternative Sales Arrangements." There is no similar conversion feature for Class C shares, which will continue to be subject to the higher distribution fee for the life of a shareholder's investment.

  The minimum initial investment for each Fund is $2,500. Subsequent investments (minimum of $100) may be made at any time. See "How to Purchase Shares."

--------------------------------------------------------------------------------

REDEMPTION OF SHARES

  Shareholders may redeem their shares at a redemption price equal to the net asset value per share (subject to the applicable contingent deferred sales charges, if any, for Class B, Class C and Class T shares) next determined after the receipt of a redemption request and any other required documentation in proper form. See "How to Redeem Shares" and "How Net Asset Value is Determined."

--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

  The  Funds  offer  a  variety  of  shareholder  services.  See  "Dividend  and
Distribution   Reinvestment  Option,"  "Automatic  Investment  Plan,"  "Exchange
Privileges," "Withdrawal Program," and "Tax-Sheltered Retirement Plans."

--------------------------------------------------------------------------------

FEES AND OTHER INFORMATION

  Investors who purchase Class A shares must pay a sales charge that is based upon the dollar amount of shares purchased. The maximum sales charge for each Fund is 4.75% of the public offering price on all purchases up to $99,999. The applicable sales charge is scaled down at various increments to no charge on purchase amounts of $1,000,000 or more; however, such larger purchases of $1 million or more will be subject to a contingent deferred sales charge of up to 1% if redeemed within 18 months of the date of purchase. Investors who purchase Class B and Class C shares are not, and investors who purchased Class T shares were not, subject to a sales charge at the time of purchase and therefore have all their funds invested initially. However, most Class B shareholders will be subject to a contingent deferred sales charge ("CDSC") at the time they redeem their shares, if they redeem within five years of the date of purchase; most Class C shareholders will be subject to a CDSC if they redeem their shares within one year of the date of purchase; and most Class T shareholders will be subject to a CDSC if they redeem their shares within four years of the date of purchase. The Class B CDSC decreases over the period of investment from a maximum of 5% of the lower of the value of the shareholder's initial investment or the market value of the shares at the time of redemption, to no charge after the fifth anniversary of the investment. Class B shareholders remain subject to a higher ongoing distribution fee until such shares convert to Class A shares after the eighth anniversary of the investment. Class C shareholders are assessed a CDSC of 1% of the lower of initial investment or market value at redemption, if they redeem within one year of the date of purchase and offer no conversion feature. See "How to Purchase Shares -- Alternative Sales Arrangements." The Class T CDSC decreases over the period of investment from a maximum of 4% of the lower of the shareholder's initial investment or the market value of the shares at the time of redemption, to no charge after the fourth anniversary of the investment.

  Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for each class of shares of that Fund (collectively, the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund. Pursuant to the Plans and the underwriting agreement, each Fund shall pay the Underwriter 0.30% annually of the average daily net assets of each Fund's Class A shares, 1.00% annually of the average daily net assets of each Fund's Class B and Class C shares, 0.95% annually of the average daily net assets of the Class T shares of the Growth Fund, Special Fund and Strategic Income Fund, 0.75% annually of the average daily net assets of the Class T shares of the Income Fund and 0.65% annually of the average daily net assets of the Class T shares of the Government Securities Fund and High Yield Fund. Fees payable under the Plans compensate the
Underwriter for the provision of distribution and shareholder services, including compensation paid to dealers which have entered into agreements with the Underwriter to participate in the Plans. With respect to the Class T shares, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest, Inc. ("Advest"), each Fund's former underwriter, as compensation for former distribution services and former and current shareholder servicing activities in connection with Class T shares.

  In addition to the investment advisory fee and the distribution and service fees, there are other expenses expected to be incurred by each Fund, including custodial and transfer agency fees, certain printing, legal, accounting and auditing expenses, and registration fees.

--------------------------------------------------------------------------------

RISK FACTORS

  The Funds may invest in foreign securities or securities of U.S. issuers denominated in foreign currencies. Investing in securities issued by U.S. companies in foreign currencies and securities issued by foreign governments and companies involve different risk considerations from investing in securities denominated in United States dollars.


  The High Total Return Fund, Strategic Income Fund, High Yield Fund, Income Fund, Income and Growth Fund and Growth Fund may invest in securities rated
Ba/BB, B/B and Caa/CCC by Moody's or S&P, respectively, or rated in an equivalent category by another NRSRO, or in unrated corporate debt securities deemed by the Adviser to be comparable in quality to such rated securities. Such securities, commonly known as "junk bonds," are predominantly speculative and are characterized by substantial risk concerning payment of interest and principal. The market for these securities may consist of a limited number of dealers and investors, and the market value of such securities may reflect individual corporate developments rather than general economic conditions. Factors adversely affecting the market value of high yield-high risk securities will adversely affect the Funds' net asset value to the extent the Funds' assets are invested in such securities.

  The Funds may write and purchase options and purchase and sell financial futures contracts and related options. The use of options and futures strategies by a Fund involves certain risks, including the risk that no liquid market will exist and that the Fund will be unable to effect closing transactions at any particular time or at an acceptable price and the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Expenses and losses incurred as a result of these hedging strategies will reduce the current return of the Fund.

  See "Risk Factors" and "General Investment Strategies and Restrictions and Risk Considerations."

                           TABLE OF FEES AND EXPENSES

----------------------------------------------------------------------
  The following table is designed to help investors in each Fund understand the various costs the investor will bear, both directly and indirectly. The table reflects estimated annual operating expenses of the Growth Fund, Special Fund, Income Fund, Government Securities Fund, High Yield Fund, and Strategic Income Fund based on actual expenses of the Class T shares for the fiscal year ended December 31, 1994. Class A, Class B and Class C are new classes of shares of these Funds; no Class A, Class B or Class C shares were outstanding for the fiscal year ended December 31, 1994. The rules of the Securities and Exchange Commission require that maximum sales charges be reflected in the table; however, certain investors may qualify for reduced or no sales charges. See "How to Purchase Shares."


--------------------------------------------------------------------------------

NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND

                                                                                  CLASS A   CLASS B   CLASS C   CLASS T
                                                                                  -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase of Shares
   (as % of Offering Price).....................................................   4.75%     None      None      None
  Maximum Front-End or Deferred Sales Load on Reinvested Dividends/
   Distributions................................................................   None      None      None      None
  Maximum Contingent Deferred Sales Load on Sale of Shares (as a % of the lesser
   of original price or redemption proceeds)....................................   None(1)   5.00%(2)  1.00%     4.00%(2)
  Exchange Fee..................................................................   None      None      None      None
Annual Fund Operating Expenses (as a % of Average Net Assets)
  Management Fee (after expense reimbursement)(5)...............................    .45%      .45%      .45%      .45%
  12b-1 Fee.....................................................................    .30%     1.00%(3)  1.00%(3)   .65%(3,4)
  Other Expenses................................................................    .45%      .45%      .45%      .19%
  Total Fund Operating Expenses(6)..............................................   1.20%     1.90%     1.90%     1.29%

--------------------------------------------------------------------------------

NORTHSTAR ADVANTAGE HIGH YIELD FUND

                                                                                  CLASS A   CLASS B   CLASS C   CLASS T
                                                                                  -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase of Shares (as % of Offering
   Price).......................................................................   4.75%     None      None      None
  Maximum Front-End or Deferred Sales Load on Reinvested
   Dividends/Distributions......................................................   None      None      None      None
  Maximum Contingent Deferred Sales Load on Sale of Shares (as a % of the lesser
   of original price or redemption proceeds)....................................   None(1)   5.00%(2)  1.00%     4.00%(2)
  Exchange Fee..................................................................   None      None      None      None
Annual Fund Operating Expenses (as a % of Average Net Assets)
  Management Fee................................................................    .45%      .45%      .45%      .45%
  12b-1 Fee.....................................................................    .30%     1.00%(3)  1.00%(3)   .65%(3,4)
  Other Expenses................................................................    .45%      .45%      .45%      .24%
  Total Fund Operating Expenses(6)..............................................   1.20%     1.90%     1.90%     1.34%

--------------------------------------------------------------------------------

NORTHSTAR ADVANTAGE INCOME FUND

                                                              CLASS A   CLASS B   CLASS C   CLASS T
                                                              -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase of Shares
   (as % of Offering Price).................................   4.75%     None      None      None
  Maximum Front-End or Deferred Sales Load on Reinvested
   Dividends/Distributions..................................   None      None      None      None
  Maximum Contingent Deferred Sales Load on Sale of Shares
   (as a % of the lesser of original price or redemption
   proceeds)................................................   None(1)   5.00%(2)  1.00%     4.00%(2)
  Exchange Fee..............................................   None      None      None      None
Annual Fund Operating Expenses (as a % of Average Net
 Assets)
  Management Fee............................................    .65%      .65%      .65%      .65%
  12b-1 Fee.................................................    .30%     1.00%(3)  1.00%(3)   .75%(3,4)
  Other Expenses............................................    .45%      .45%      .45%      .29%
  Total Fund Operating Expenses(6)..........................   1.40%     2.10%     2.10%     1.69%

--------------------------------------------------------------------------------

NORTHSTAR ADVANTAGE GROWTH FUND

                                                              CLASS A   CLASS B   CLASS C   CLASS T
                                                              -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase of Shares
   (as % of Offering Price).................................   4.75%     None      None      None
  Maximum Front-End or Deferred Sales Load on Reinvested
   Dividends/Distributions..................................   None      None      None      None
  Maximum Contingent Deferred Sales Load on Sale of Shares
   (as a % of the lesser of original price or redemption
   proceeds)................................................   None(1)   5.00%(2)  1.00%     4.00%(2)
  Exchange Fee..............................................   None      None      None      None
Annual Fund Operating Expenses (as a % of Average Net
 Assets)
  Management Fee............................................    .75%      .75%      .75%      .75%
  12b-1 Fee.................................................    .30%     1.00%(3)  1.00%(3)   .95%(3,4)
  Other Expenses............................................    .45%      .45%      .45%      .30%
  Total Fund Operating Expenses(6)..........................   1.50%     2.20%     2.20%     2.00%

--------------------------------------------------------------------------------

NORTHSTAR ADVANTAGE SPECIAL FUND

                                                              CLASS A   CLASS B   CLASS C   CLASS T
                                                              -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase of Shares
   (as % of Offering Price).................................   4.75%     None      None      None
  Maximum Front-End or Deferred Sales Load on Reinvested
   Dividends/ Distributions.................................   None      None      None      None
  Maximum Contingent Deferred Sales Load on Sale of Shares
   (as a % of the lesser of original price or redemption
   proceeds)................................................   None(1)   5.00%(2)  1.00%     4.00%(2)
  Exchange Fee..............................................   None      None      None      None
Annual Fund Operating Expenses (as a % of Average Net
 Assets)
  Management Fee............................................    .75%      .75%      .75%      .75%
  12b-1 Fee.................................................    .30%     1.00%(3)  1.00%(3)   .95%(3)
  Other Expenses............................................    .45%      .45%      .45%      .46%
  Total Fund Operating Expenses(6)..........................   1.50%     2.20%     2.20%     2.16%

--------------------------------------------------------------------------------

NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND


                                                              CLASS A   CLASS B   CLASS C   CLASS T
                                                              -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase of Shares
   (as % of Offering Price).................................   4.75%     None      None      None
  Maximum Front-End or Deferred Sales Load on Reinvested
   Dividends/Distributions..................................   None      None      None      None
  Maximum Contingent Deferred Sales Load on Sale of Shares
   (as a % of the lesser of original price or redemption
   proceeds)................................................   None(1)   5.00%(2)  1.00%     4.00%(2)
  Exchange Fee..............................................   None      None      None      None
Annual Fund Operating Expenses (as a % of Average Net
 Assets)
  Management Fee............................................    .65%      .65%      .65%      .65%
  12b-1 Fee.................................................    .30%     1.00%(3)  1.00%(3)   .95%(3,4)
  Other Expenses (after expense reimbursement)..............    .45%      .45%      .45%      .30%
  Total Fund Operating Expenses(6)..........................   1.40%     2.10%     2.10%     1.90%


--------------------------------------------------------------------------------


NORTHSTAR ADVANTAGE INCOME AND GROWTH FUND



                                                    CLASS A    CLASS B    CLASS C
                                                    --------   --------   --------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase
   of Shares (as % of Offering Price).............   4.75%      None       None
  Maximum Front-End or Deferred Sales Load on
   Reinvested Dividends/Distributions.............   None       None       None
  Maximum Contingent Deferred Sales Load on Sale
   of Shares (as a % of the lesser of original
   price or redemption proceeds)..................   None(1)    5.00%(2)   1.00%
Exchange Fee......................................   None       None       None
Annual Fund Operating Expenses (as a % of Average
 Net Assets)
  Management Fee (after expense
   reimbursement)(7)..............................    .69%       .59%       .28%
  Administration Fee(8)...........................    .10%       .10%       .10%
  12b-1 Fee.......................................    .30%      1.00%(3)   1.00%(3)
  Other Expenses..................................    .41%       .51%       .82%
  Total Fund Operating Expenses(7)................   1.50%      2.20%      2.20%

--------------------------------------------------------------------------------


NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND



                                                    CLASS A    CLASS B    CLASS C
                                                    --------   --------   --------
Shareholder Transaction Expenses
  Maximum Front-End Sales Load Imposed on Purchase
   of Shares (as % of Offering Price).............   4.75%      None       None
  Maximum Front-End or Deferred Sales Load on
   Reinvested Dividends and Distributions.........   None       None       None
  Maximum Contingent Deferred Sales Load on Sale
   of Shares (as a % of the lesser of original
   price or redemption proceeds)..................   None(1)    5.00%(2)   1.00%
  Exchange Fee....................................   None       None       None
Annual Fund Operating Expenses (as a % of Average
 Net Assets)
  Management Fee (after expense
   reimbursement)(7)..............................    .64%       .55%        .0%
  Administration Fee(8)...........................    .10%       .10%       .10%
  12b-1 Fees......................................    .30%      1.00%(3)   1.00%(3)
  Other Expenses..................................    .46%       .55%      1.10%
  Total Fund Operating Expenses(7)................   1.50%      2.20%      2.20%



-----------
(1)  Purchases of $1 million or more are not subject to an initial sales charge;
     however, a CDSC of up to 1% will be imposed on such purchases in the  event of  certain redemption transactions within 18  months following the date of purchase.

(2) Class B CDSC on redemptions decreases 1% annually after year one to 2% in years four and five and to 0% after year five. Class T CDSC on redemptions decreases 1% annually after year one to 0% after year four.

(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies.

(4) Although the Trustees have set 12b-1 fees at the levels indicated, under the shareholder-approved 12b-1 plans for Class T shares and applicable rules of the NASD, the Trustees of each Fund, except for Strategic Income
     Fund, may increase these fees to an aggregate of up to 0.95% annually without further shareholder approval. The Trustees of Strategic Income
     Fund, may increase these 12b-1 fees for Class T Shares to an aggregate of up to 1.00% annually without further shareholder approval.

(5) After waiver of 0.20% effective January 1, 1989. Without such a fee waiver, the Management Fees would be 0.65% of average daily net assets.

(6) Because there is no operating history for Class A, Class B or Class C shares of each of these Funds, certain "Other Expenses" are estimates. The
     Adviser has agreed to cap total operating expenses of these classes of each Fund and of the Class T shares of Strategic Income Fund at the amounts set forth under "Total Fund Operating Expenses" through December 31, 1995, and to waive a portion of its fee, and, if necessary, to reimburse a Fund the entire amount of its fees received during the period, so that total operating expenses for each class will not exceed such caps.

(7)  Absent the  expense  reimbursement by  the  Adviser, Total  Fund  Operating
     Expenses would have been as follows:



                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
          Income and Growth.................................   1.56%     2.36%     2.67%
          High Total Return.................................   1.61%     2.40%     3.19%



(8) In addition to the Administration Fee, the Administrator assesses a $5 annual account service fee against the account of each beneficial holder of shares of each class. This charge is included in "Other Expenses".

EXAMPLES:   An investor in each of the Funds would pay the following expenses on a $1,000 investment assuming a 5% annual return throughout the period, and redemption at the end of each period.

                                                                 NORTHSTAR ADVANTAGE GOVERNMENT
                                                                           SECURITIES
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 59      $ 69      $ 29      $ 53
          3 Years...........................................      84        90        60        61
          5 Years...........................................     110       123       103        71
          10 Years..........................................     186       222       222       153


                                                               NORTHSTAR ADVANTAGE HIGH YIELD FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 59      $ 69      $ 29      $ 54
          3 Years...........................................      84        90        60        62
          5 Years...........................................     110       123       103        73
          10 Years..........................................     186       222       222       157

                                                                 NORTHSTAR ADVANTAGE INCOME FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 61      $ 71      $ 31      $ 57
          3 Years...........................................      90        96        66        73
          5 Years...........................................     120       133       113        92
          10 Years..........................................     207       243       243       192

                                                                 NORTHSTAR ADVANTAGE GROWTH FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 62      $ 72      $ 32      $ 60
          3 Years...........................................      93        99        69        83
          5 Years...........................................     125       138       118       108
          10 Years..........................................     218       253       253       220

                                                                NORTHSTAR ADVANTAGE SPECIAL FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 62      $ 72      $ 32      $ 62
          3 Years...........................................      93        99        69        88
          5 Years...........................................     125       138       118       116
          10 Years..........................................     218       253       253       233

                                                              NORTHSTAR ADVANTAGE STRATEGIC INCOME
                                                                              FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 61      $ 71      $ 31      $ 59
          3 Years...........................................      90        96        66        80
          5 Years...........................................     N/A       N/A       N/A       N/A
          10 Years..........................................     N/A       N/A       N/A       N/A


                                                              NORTHSTAR ADVANTAGE INCOME
                                                                    AND GROWTH FUND
                                                              ---------------------------
                                                                         CLASS
                                                              CLASS A     B*      CLASS C
                                                              -------   -------   -------
          1 year............................................      62        72        32
          3 years...........................................      93        99        69
          5 years...........................................     125       138       118
          10 years..........................................     218       253       253

                                                               NORTHSTAR ADVANTAGE HIGH
                                                                   TOTAL RETURN FUND
                                                              ---------------------------
                                                                         CLASS
                                                              CLASS A     B*      CLASS C
                                                              -------   -------   -------
          1 year............................................      62        72        32
          3 years...........................................      93        99        69
          5 years...........................................     125       138       118
          10 years..........................................     218       253       253


  An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:

                                                                 NORTHSTAR ADVANTAGE GOVERNMENT
                                                                           SECURITIES
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 59      $ 19      $ 19      $ 13
          3 Years...........................................      84        60        60        41
          5 Years...........................................     110       123       103        71
          10 Years..........................................     186       222       222       153


                                                               NORTHSTAR ADVANTAGE HIGH YIELD FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 59      $ 19      $ 19      $ 14
          3 Years...........................................      84        60        60        42
          5 Years...........................................     110       123       103        73
          10 Years..........................................     186       222       222       157

                                                                 NORTHSTAR ADVANTAGE INCOME FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 61      $ 21      $ 21      $ 17
          3 Years...........................................      90        66        66        53
          5 Years...........................................     120       133       113        92
          10 Years..........................................     207       243       243       192

                                                                 NORTHSTAR ADVANTAGE GROWTH FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 62      $ 22      $ 22      $ 20
          3 Years...........................................      93        69        69        63
          5 Years...........................................     125       138       118       108
          10 Years..........................................     218       253       253       220

                                                                NORTHSTAR ADVANTAGE SPECIAL FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 62      $ 22      $ 22      $ 22
          3 Years...........................................      93        69        69        68
          5 Years...........................................     125       138       118       116
          10 Years..........................................     218       253       253       233

                                                              NORTHSTAR ADVANTAGE STRATEGIC INCOME
                                                                              FUND
                                                              -------------------------------------
                                                                         CLASS               CLASS
                                                              CLASS A     B*      CLASS C     T*
                                                              -------   -------   -------   -------
          1 Year............................................    $ 61      $ 21      $ 21      $ 19
          3 Years...........................................      90        66        66        60
          5 Years...........................................     N/A       N/A       N/A       N/A
          10 Years..........................................     N/A       N/A       N/A       N/A

                                                              NORTHSTAR ADVANTAGE INCOME
                                                                    AND GROWTH FUND
                                                              ---------------------------
                                                                         CLASS
                                                              CLASS A     B*      CLASS C
                                                              -------   -------   -------
          1 year............................................      62        22        22
          3 years...........................................      93        69        69
          5 years...........................................     125       118       118
          10 years..........................................     218       253       253



                                                               NORTHSTAR ADVANTAGE HIGH
                                                                   TOTAL RETURN FUND
                                                              ---------------------------
                                                                         CLASS
                                                              CLASS A     B*      CLASS C
                                                              -------   -------   -------
          1 year............................................      62        22        22
          3 years...........................................      93        69        69
          5 years...........................................     125       118       118
          10 years..........................................     218       253       253


-----------
* Class B and Class T shares convert to Class A shares eight years after purchase in the case of B Shares and on the later of eight years after purchase or May 31, 1998 in the case of T Shares; therefore, Class A expenses are used after year eight.


  The examples above assume the reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year. The example should not be considered to be a representation of past or future performance and annual expenses may be greater or less than those shown. Because the Class A, Class B and Class C shares of the Growth Fund, Special Fund, Income Fund, Government Securities Fund, High Yield Fund and Strategic Income Fund have no operating history, certain expenses under "Other Expenses" are estimates.

                              FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------
  The financial highlights set forth below present certain information and ratios as well as performance information about the Class T shares of the Growth, Special, Income, Government Securities, High Yield and Strategic Income Funds. This information relates to the performance of the Class T shares of the Funds under investment advisory agreements between each of these Funds and Boston Security Counsellors, Inc. ("BSC"), which agreements were terminated on June 2, 1995. Additional information about these Funds' performance is contained in the Annual Report to Shareholders for these Funds for the year ended December 31, 1994 which may be obtained without charge from the Funds. The financial highlights for these Funds have been examined by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information and should be read in conjunction with the related audited financial statements and notes thereto. Class A, Class B and Class C shares of these Funds are new classes of shares; no financial highlights exist for these classes.



  The table also presents audited financial highlights for the Income and Growth Fund and High Total Return Fund, series of the Northstar Advantage Trust. The Financial Highlights for the Trust have been examined by Coopers & Lybrand
L.L.P., independent accountants, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information and should be read in conjunction with the audited financial statements of the Trust dated October 31, 1994 and notes thereto, which are contained in the Annual Report for the Trust. Further information about performance of each Fund is also contained in the Annual Report, a copy of which may be obtained without charge from the Trust.


--------------------------------------------------------------------------------


NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND FOR A CLASS T SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD.


                                                                 PERIOD ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------------------
                                1994       1993       1992       1991       1990       1989       1988       1987       1986
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value beginning of
 period.....................  $  10.32   $   9.22   $   8.99   $   8.47   $   8.47   $   8.26   $   8.80   $   9.94   $  10.00
Income from investment
 operations:
  Net investment income
   (loss)...................      0.56       0.59       0.61       0.67       0.68       0.72       0.75       0.64       0.54
  Net realized and
   unrealized gain (loss)...     (1.56)      1.09       0.23       0.52         --       0.21      (0.48)     (1.10)      0.27
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total from investment
   operations...............     (1.00)      1.68       0.84       1.19       0.68       0.93       0.27      (0.46)      0.81
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net
   investment income........     (0.57)     (0.58)     (0.61)     (0.67)     (0.68)     (0.72)     (0.75)     (0.64)     (0.54)
  Dividends from net
   realized gain............        --         --         --         --         --         --         --         --      (0.33)
  Dividends from capital....     (0.01)        --         --         --         --         --      (0.06)     (0.04)        --
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total distributions.......     (0.58)     (0.58)     (0.61)     (0.67)     (0.68)     (0.72)     (0.81)     (0.68)     (0.87)
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value end of
 period.....................  $   8.74   $  10.32   $   9.22   $   8.99   $   8.47   $   8.47   $   8.26   $   8.80   $   9.94
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
Total return(3).............     (9.82)%    18.48%      9.77%     14.73%      8.57%     11.73%      2.97%     (4.72)%     8.50%
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
Ratios/supplemental data:
  Net assets at end of
   period (thousands).......  $152,608   $184,156   $144,144   $121,389   $108,420   $123,735   $169,421   $237,190   $223,598
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Ratio of operating
   expenses to average net
   assets...................      1.29%      1.31%      1.39%      1.44%      1.43%      1.45%      1.88%      1.79%      1.89%(1)
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Ratio of operating
   expenses to average net
   assets before waiver or
   reimbursement(5).........      1.49%      1.51%      1.59%      1.64%      1.63%      1.65%        --         --         --
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Ratio of net investment
   income to average net
   assets...................      6.00%      5.83%      6.81%      7.68%      8.23%      8.57%      8.47%      7.02%      6.38%(1)
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
  Portfolio turnover rate...    314.91%     81.41%    120.08%     87.00%     16.77%     73.94%    494.05%    412.29%    241.73%(1)
                              --------   --------   --------   --------   --------   --------   --------   --------   --------
                              --------   --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------


NORTHSTAR ADVANTAGE INCOME FUND FOR A CLASS T SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD.


                                                                PERIOD ENDED DECEMBER 31,
                                ------------------------------------------------------------------------------------------
                                 1994      1993      1992      1991      1990      1989      1988      1987        1986
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
Net asset value beginning of
 period.......................  $ 12.94   $ 12.05   $ 11.66   $ 10.13   $ 10.71   $  9.71   $  9.11   $ 10.39   $    10.00
Income from investment
 operations:
  Net investment income
   (loss).....................     0.57      0.49      0.55      0.57      0.61      0.68      0.62      0.56         0.40
  Net realized and unrealized
   gain (loss)................    (1.25)     1.20      0.36      1.53     (0.54)     1.00      0.58     (1.04)        0.67
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
  Total from investment
   operations.................    (0.68)     1.69      0.91      2.10      0.07      1.68      1.20     (0.48)        1.07
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
Less distributions:
  Dividends from net
   investment income..........    (0.54)    (0.49)    (0.52)    (0.57)    (0.63)    (0.68)    (0.60)    (0.57)       (0.40)
  Dividends from net realized
   gain.......................    (0.16)    (0.31)       --        --        --        --        --     (0.22)       (0.28)
  Dividends from capital......    (0.02)(4)      --      --        --     (0.02)       --        --     (0.01)          --
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
  Total distributions.........    (0.72)    (0.80)    (0.52)    (0.57)    (0.65)    (0.68)    (0.60)    (0.80)       (0.68)
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
Net asset value end of
 period.......................  $ 11.54   $ 12.94   $ 12.05   $ 11.66   $ 10.13   $ 10.71   $  9.71   $  9.11   $    10.39
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
Total return(3)...............    (5.33)%   14.08%     8.06%    21.17%     0.78%    17.70%    13.39%    (5.35)%      10.74%
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
Ratios/supplemental data:
  Net assets at end of period
   (thousands)................  $73,764   $80,841   $56,823   $49,367   $44,750   $58,006   $57,425   $58,722   $   49,332
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
  Ratio of operating expenses
   to average net assets......     1.69%     1.77%     2.02%     2.06%     2.10%     2.04%     2.10%     1.98%        2.15%(1)
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
  Ratio of net investment
   income to average net
   assets.....................     4.36%     3.99%     4.73%     5.21%     5.73%     6.38%     6.30%     5.70%        5.72%(1)
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
  Portfolio turnover rate.....    59.26%    38.26%    58.96%    76.87%    57.39%    56.15%    24.57%    45.91%       78.71%(1)
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------
                                -------   -------   -------   -------   -------   -------   -------   -------   ----------

--------------------------------------------------------------------------------


NORTHSTAR ADVANTAGE HIGH YIELD FUND FOR A CLASS T SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD.


                                                             PERIOD ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                            1994       1993       1992       1991       1990       1989
                                          --------   --------   --------   --------   --------   ---------
Net asset value beginning of period.....  $   9.31   $   9.09   $   7.94   $   6.27   $   8.55   $   10.00
Income from investment operations:
  Net investment income (loss)..........      0.81       0.85       0.92       1.08       1.12        0.60
  Net realized and unrealized gain
   (loss)...............................     (0.99)      0.80       1.19       1.67      (2.30)      (1.45)
                                          --------   --------   --------   --------   --------   ---------
  Total from investment operations......     (0.18)      1.65       2.11       2.75      (1.18)      (0.85)
                                          --------   --------   --------   --------   --------   ---------
Less distributions:
  Dividends from net investment
   income...............................     (0.83)     (0.83)     (0.94)     (1.08)     (1.10)      (0.60)
  Dividends from net realized gain......     (0.01)     (0.60)     (0.02)        --         --          --
                                          --------   --------   --------   --------   --------   ---------
  Total distributions...................     (0.84)     (1.43)     (0.96)     (1.08)     (1.10)      (0.60)
                                          --------   --------   --------   --------   --------   ---------
Net asset value end of period...........  $   8.29   $   9.31   $   9.09   $   7.94   $   6.27   $    8.55
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------
Total return(3).........................     (2.18)%    18.89%     27.57%     46.49%    (14.59)%     (8.81)%
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------
Ratios/supplemental data:
  Net assets at end of period
   (thousands)..........................  $136,426   $125,095   $ 64,063   $ 25,651   $ 11,342   $  11,045
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------
  Ratio of operating expenses to average
   net assets...........................      1.34%      1.40%      1.50%      1.50%      1.44%       1.35%(1)
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------
  Ratio of operating expenses to average
   net assets before waiver or
   reimbursement(5).....................        --         --       1.55%      1.96%      2.25%       2.65%(1)
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------
  Ratio of net investment income to
   average net assets...................      9.08%      8.84%     10.30%     14.84%     15.15%      11.44%(1)
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------
  Portfolio turnover rate...............     86.20%    176.40%    121.51%     57.48%    156.23%      39.63%(1)
                                          --------   --------   --------   --------   --------   ---------
                                          --------   --------   --------   --------   --------   ---------

--------------------------------------------------------------------------------
NORTHSTAR ADVANTAGE GROWTH FUND FOR A CLASS T SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD.


                                                                      PERIOD ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------------------------
                                      1994       1993       1992      1991      1990      1989      1988      1987       1986
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
Net asset value beginning of
 period............................  $ 17.33   $   16.36   $ 16.37   $ 12.49   $ 13.85   $ 11.96   $ 10.47   $ 10.54   $   10.00
Income from investment operations:
  Net investment income (loss).....     0.08        0.02      0.02      0.09      0.10      0.20      0.16      0.09        0.03
  Net realized and unrealized gain
   (loss)..........................    (1.41)       1.67      1.30      4.62     (0.83)     2.66      1.58     (0.07)       0.87
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
  Total from investment
   operations......................    (1.33)       1.69      1.32      4.71     (0.73)     2.86      1.74      0.02        0.90
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
Less distributions:
  Dividends from net investment
   income..........................    (0.08)      (0.04)    (0.02)    (0.08)    (0.10)    (0.20)    (0.17)    (0.08)      (0.03)
  Dividends from net realized
   gain............................    (0.15)      (0.67)    (1.31)    (0.75)    (0.51)    (0.76)    (0.08)       --       (0.33)
  Dividends from capital...........    (0.02)      (0.01)(4)      --      --     (0.02)    (0.01)       --     (0.01)         --
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
  Total distributions..............    (0.25)      (0.72)    (1.33)    (0.83)    (0.63)    (0.97)    (0.25)    (0.09)      (0.36)
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
Net asset value end of period......  $ 15.75   $   17.33   $ 16.36   $ 16.37   $ 12.49   $ 13.85   $ 11.96   $ 10.47   $   10.54
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
Total return(3)....................    (7.66)%     10.36%     8.05%    38.10%    (5.24)%   24.25%    16.70%     0.11%       8.91%
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
Ratios/supplemental data:
  Net assets at end of period
   (thousands).....................  $76,391   $  80,759   $56,759   $40,884   $24,927   $29,842   $25,359   $27,493   $  17,013
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
  Ratio of operating expenses to
   average net assets..............     2.00%       2.04%     2.15%     2.25%     2.33%     2.33%     2.46%     2.29%       2.77%(1)
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
  Ratio of net investment income to
   average net assets..............     0.49%       0.13%     0.09%     0.66%     0.80%     1.39%     1.40%     0.83%       0.37%(1)
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
  Portfolio turnover rate..........    53.76%      42.27%    46.77%    63.56%    54.22%    74.56%    58.73%    54.72%      32.66%(1)
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------
                                     -------   ---------   -------   -------   -------   -------   -------   -------   ---------

--------------------------------------------------------------------------------


NORTHSTAR ADVANTAGE SPECIAL FUND (2) FOR A CLASS T SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD.


                                                                PERIOD ENDED DECEMBER 31,
                                ------------------------------------------------------------------------------------------
                                 1994       1993      1992      1991      1990      1989      1988      1987       1986
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
Net asset value beginning of
 period.......................  $ 20.79   $  17.40   $ 15.74   $ 10.64   $ 11.67   $  9.55   $  7.90   $  8.92   $   10.00
Income from investment
 operations:
  Net investment income
   (loss).....................    (0.25)     (0.32)    (0.33)    (0.21)    (0.20)    (0.06)    (0.13)    (0.14)      (0.06)
  Net realized and unrealized
   gain (loss)................    (0.76)      3.83      2.61      6.24     (0.83)     2.18      1.78     (0.88)      (1.02)
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
  Total from investment
   operations.................    (1.01)      3.51      2.28      6.03     (1.03)     2.12      1.65     (1.02)      (1.08)
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
Less distributions:
  Dividends from net realized
   gain.......................    (0.14)     (0.12)    (0.62)    (0.93)       --        --        --        --          --
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
  Total distributions.........    (0.14)     (0.12)    (0.62)    (0.93)       --        --        --        --          --
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
Net asset value end of
 period.......................  $ 19.64   $  20.79   $ 17.40   $ 15.74   $ 10.64   $ 11.67   $  9.55   $  7.90   $    8.92
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
Total return(3)...............    (4.86)%    20.16%    14.54%    57.27%    (8.83)%   22.20%    20.89%   (11.43)%    (10.80)%
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
Ratios/supplemental data:
  Net assets at end of period
   (thousands)................  $38,848   $ 28,838   $11,336   $ 5,480   $ 3,024   $ 3,958   $ 3,330   $ 3,078   $   3,823
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
  Ratio of operating expenses
   to average net assets......     2.16%      2.34%     2.84%     2.95%     2.95%     2.95%     2.96%     2.94%       2.90%(1)
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
  Ratio of operating expenses
   to average net assets
   before waiver or
   reimbursement(5)...........       --         --        --      3.69%     4.98%     4.89%     6.01%     4.52%       4.82%(1)
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
  Ratio of net investment
   income to average net
   assets.....................    (1.25)%    (1.66)%   (2.12)%   (1.57)%   (0.97)%   (0.44)%   (1.06)%   (1.22)%     (0.76)%(1)
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
  Portfolio turnover rate.....    39.43%     34.57%    39.62%    85.43%    71.79%    85.36%    39.88%    57.08%      27.86%(1)
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------
                                -------   --------   -------   -------   -------   -------   -------   -------   ---------

--------------------------------------------------------------------------------
NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND FOR A CLASS T SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD.


                                                                                                       PERIOD ENDED
                                                                                                       DECEMBER 31,
                                                                                                          1994(6)
                                                                                                       -------------
Net asset value beginning of period..................................................................    $   12.00
Income from investment operations:
  Net investment income (loss).......................................................................         0.51
  Net realized and unrealized gain (loss)............................................................        (0.25)
                                                                                                            ------
  Total from investment operations...................................................................         0.26
                                                                                                            ------
Less distributions:
  Dividends from net investment income...............................................................        (0.49)
  Dividends from net realized gain...................................................................        (0.05)
  Dividends from capital.............................................................................        (0.01)(4)
                                                                                                            ------
  Total distributions................................................................................        (0.55)
                                                                                                            ------
Net asset value end of period........................................................................    $   11.71
                                                                                                            ------
                                                                                                            ------
Total return(3)......................................................................................         2.14%
                                                                                                            ------
                                                                                                            ------
Ratios/supplemental data:
  Net assets at end of period (thousands)............................................................    $  25,252
                                                                                                            ------
                                                                                                            ------
  Ratio of operating expenses to average net assets..................................................         1.90%(1)
                                                                                                            ------
                                                                                                            ------
  Ratio of operating expenses to average net assets before waiver or reimbursement(5)................         2.53%(1)
                                                                                                            ------
                                                                                                            ------
  Ratio of net investment income to average net assets...............................................         7.92%(1)
                                                                                                            ------
                                                                                                            ------
  Portfolio turnover rate............................................................................       156.34%(1)
                                                                                                            ------
                                                                                                            ------


--------------------------------------------------------------------------------
NORTHSTAR ADVANTAGE TRUST FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD FROM EACH INCEPTION OF EACH CLASS THROUGH OCTOBER 31, 1994.



                                               CLASS A
                                           (FOR THE PERIOD                  CLASS B                     CLASS C
                                           NOVEMBER 8, 1993       (FOR THE PERIOD FEBRUARY 9    (FOR THE PERIOD MARCH 21
                                         TO OCTOBER 31, 1994)        TO OCTOBER 31, 1994)         TO OCTOBER 31, 1994)
                                       ------------------------   ---------------------------   ------------------------
                                                     HIGH TOTAL                    HIGH TOTAL                 HIGH TOTAL
                                       INCOME AND      RETURN     INCOME AND         RETURN     INCOME AND      RETURN
                                       GROWTH FUND      FUND      GROWTH FUND         FUND      GROWTH FUND      FUND
                                       -----------   ----------   -----------      ----------   -----------   ----------
Net Asset Value, beginning of the
 period..............................    $ 10.00      $  5.00       $ 10.64         $  5.20       $ 10.37      $  5.06
  Income from investment operations:
    Net investment income............       0.30         0.41          0.20            0.33          0.20         0.26
    Net loss on investments (both
     realized and unrealized)........      (0.05)       (0.60)        (0.65)          (0.80)        (0.38)       (0.65)
      Total from investment
       operations....................       0.25        (0.19)        (0.45)          (0.47)        (0.18)       (0.39)
Less distributions:
  Dividends (from net investment
   income)...........................      (0.25)       (0.40)        (0.20)          (0.32)        (0.20)       (0.26)
Net Asset Value, end of the period...    $ 10.00      $  4.41       $  9.99         $  4.41       $  9.99      $  4.41
                                       -----------   ----------   -----------      ----------   -----------   ----------
                                       -----------   ----------   -----------      ----------   -----------   ----------
Total Return (excluding sales
 charge).............................       2.48%       (4.11%)       (4.20%)         (9.30%)       (1.75%)      (7.21%)
Ratios/Supplemental Data:
Net Assets, end of period (in
 thousands)..........................     72,223       50,797        37,767          25,880         4,823        2,330
Ratio of expenses to average net
 assets..............................       1.50%(1)     1.50%(1)      2.20%(1)        2.20%(1)      2.20%(1)     2.20%(1)
Ratio of expense reimbursement to
 average net assets..................       0.06%(1)     0.11%(1)      0.16%(1)        0.20%(1)      0.47%(1)     0.99%(1)
Ratio of net investment income to
 average net assets..................       3.73%(1)    10.09%(1)      3.00%(1)        9.72%(1)      2.87%(1)     9.46%(1)
Portfolio Turnover Rate..............      25.66%      162.59%        25.66%         162.59%        25.66%      162.59%

--------------
(1)  Annualized.
(2)  Per  share  amounts calculated  based on  the  average of  month-end shares outstanding.
(3)  Total return does not reflect the contingent deferred sales load maximum of
     4%. This charge goes into  effect only if shares  of the Fund are  redeemed within  4 years of  purchase. Total returns  for 1986 (1989  for High Yield
     Fund and 1994 for  Strategic Income Fund)  represent actual not  annualized percentages. Unaudited prior to 1992.
(4)  Represents   distribution  in  excess  of  net  investment  income  due  to differences in book and tax income.
(5)  Reflects ratio which  would have  existed, in  the case  of the  Government
     Securities  Fund,  had BSC  not elected  to waive  0.20% of  its investment advisory fee effective January 1, 1989, and, in the case of the High Yield,
     Special and Strategic Income  Funds, had BSC  or affiliates not  reimbursed such Funds for a portion of their expenses.
(6)  Period  from commencement of operations (July 1, 1994) through December 31,
     1994.

                       INVESTMENT OBJECTIVES AND POLICIES

----------------------------------------------------------------------
  Each of the Funds has different investment objectives and is designed to meet different investment needs, although diversification is an important consideration in selecting the portfolio for each Fund. The objectives and policies of each Fund can be expected to affect the investment return of such Fund and the degree of market and financial risk to which such Fund is subject. The investment objective of each Fund other than the Income and Growth Fund and High Total Return Fund may be changed by that Fund's Trustees without shareholder approval. Shareholders of those Funds will be notified at least thirty days in advance of a change in the investment objective of that Fund. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can, of course, be no guarantee that the investment objectives of any of the Funds will be achieved, due to the uncertainty inherent in all investments. The Trustees of the Funds reserve the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.


  NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND. The investment objective of the Fund is to achieve a high level of current income and to conserve principal by investing in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"). Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. Government Securities. The remaining portion of the Fund's investments will be in the other types of investments described in this section. The Fund may invest in U.S. Government Securities of varying maturities.

  From time to time the Fund writes (sells) covered call options to obtain a return on its investments from the premiums received. These options are generally written in the over-the-counter market and involve special risks described below under the heading "General Investment Strategies and Restrictions and Risk Considerations -- Options and Futures Transactions." In addition, the Fund may employ certain other investment strategies and techniques described below under the caption "General Investment Strategies and Restrictions and Risk Considerations." The Fund's assets will be managed so that the Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and rules and regulations established by the National Credit Union Administration. To the extent that any investment or investment practice under the Fund's investment policies described herein or in the Statement of Additional Information are not permissible for federal credit unions, the Fund shall refrain from purchasing such investment or engaging in such practice. The Fund will notify shareholders 60 days before making any change to this policy.


  Securities of the sort owned by the Fund generally possess a high degree of dependability with respect to timely payment of principal and interest. However, such securities fluctuate in market price (but not in ultimate repayment amount) primarily with interest rate levels and trends, rising when interest rates decline and declining when interest rates rise. Consequently, the Fund's net asset value will fluctuate in response to changing interest rates. The Fund's portfolio frequently is comprised of securities with longer durations. Long duration securities have greater price movements in response to interest rates than shorter duration securities and therefore the Fund's net asset value will also fluctuate more in response to changing rates. The Adviser's determination of average duration reflects its outlook on interest rates as well as its determination of best relative value in making investments.


  U.S. Government Securities include U.S. Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. U.S. Government Securities also include obligations of agencies and instrumentalities of the U.S. Government, including, but not limited to: Farm Credit System Financial Assistance Corporation (FCSFAC), Federal Home Loan Banks (FHLB), Federal Home Loan Mortgage Corporation (FHLMC), Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Financing Corporation (FICO), Resolution Financing Corp. (REFCORP), Maritime Administration and Student Loan Marketing Association
(SLMA). The Government Securities Fund may at various times have all or substantially all of its assets in U.S. Government Securities issued by a single agency or instrumentality. For example, during periods when the Adviser considers GNMAs to have favorable yields compared with other U.S. Government Securities, all or substantially all of the Government Securities Fund's assets may be invested in GNMAs. Some U.S. Government Securities, such as Treasury obligations and GNMA certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Securities of an instrumentality are not insured by the U.S. Government and there can be no assurance that the U.S. Government will support an instrumentality it sponsors. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Government Securities Fund will invest in the securities issued by such an instrumentality only when the Adviser determines that the credit risk with respect to the instrumentality does not make the securities of the instrumentality unsuitable investments. The Adviser does not intend to invest in excess of 35% of the Government Securities Fund's assets in securities not supported by the full faith and credit of the United States, nor does it intend to invest more than 20% of the portfolio in securities issued by any single instrumentality not supported by the full faith and credit of the United States.

  U.S. Government Securities, including GNMA certificates, may be purchased by the Government Securities Fund at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Such decline in value or loss could be offset, in whole or in part, or increased by changes in the value of the security due to changes in interest rate levels. Alternatively, if U.S. Government Securities are purchased by the Government Securities Fund at a discount, the amount of the discount declines during the term of the security and may be reflected as a capital gain at maturity or upon resale.

  Mortgage-backed U.S. Government Securities such as GNMA certificates have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, for example, unlike U.S. Treasury bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on GNMA certificates include both interest and a partial repayment of principal. Fluctuating prepayments of principal may result from the refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments may shorten the effective maturities to approximately 12 years (based upon current government statistics) or less.

  GNMA certificates currently offer yields higher than those available from other types of U.S. Government Securities, but because of the prepayment feature may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest repayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, GNMA certificates may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

  THE GOVERNMENT SECURITIES FUND'S SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES, OR BY ANY OTHER PERSON OR ENTITY.

  During 1994, the Government Securities Fund experienced a relatively high portfolio turnover rate of 314.91% due to changes in asset allocation between U.S. treasury securities, cash equivalents and GNMA certificates. These changes reflected the portfolio managers' changing assessment of market conditions and expectations of interest rate movements. It is not expected that the Fund will experience turnover rates in excess of 100% in the future under normal market conditions. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by the Fund and may increase the recognition of short-term rather than long-term capital gains. See "Dividends, Distribution and Taxation" and "How Net Asset Value is Determined."

  NORTHSTAR  ADVANTAGE  STRATEGIC  INCOME FUND.    The Fund  seeks  high current
income. The Fund will, under normal market conditions, allocate its investments among the following three fixed income securities markets:

  THE  U.S.  GOVERNMENT  SECTOR.    This  sector  consists  of  U.S.  Government
Securities.  U.S.   Government  Securities   are  considered   among  the   most
creditworthy of fixed income securities.


  THE HIGH YIELD SECTOR. This sector consists predominantly of high yield, high risk, lower-rated U.S. and foreign fixed income securities. These securities are commonly referred to as "junk bonds" and are subject to a greater risk of loss of principal and interest than higher-rated securities. This sector may also hold corporate debt securities rated investment grade at the time of purchase or through a rating upgrade.


  THE INTERNATIONAL SECTOR. This sector consists of debt obligations of foreign governments and their agencies and instrumentalities denominated in the U.S. dollar or other currencies. These debt obligations will be of investment grade.

  The Adviser is of the view that allocation of the Fund's investments among the U.S. Government, High Yield and International Sectors will better enable the Fund to achieve its investment objective of high current income and may result in a reduction in investment risk and lower volatility. As non-fundamental policies that can be changed by the Trustees of the Fund without shareholder vote, the Strategic Income Fund will, under normal market conditions, maintain at least 20% of its total assets in each of the three sectors and may not invest more than 60% of its total assets in any one sector. The Adviser expects that under normal market conditions, substantially all of the Fund's assets will be invested in the three market sectors. See "General Investment Strategies and Restrictions and Risk Considerations."

  In the past, the markets for U.S. Government Securities, high yield, high risk corporate fixed income securities and debt securities of foreign issuers have tended to move independently of each other and have at times moved in opposite directions. There is no assurance that they will continue to do so in the future. For example, U.S. Government Securities have generally been adversely affected by inflationary concerns resulting from increased economic activity. High yield corporate fixed income securities have, however, generally benefitted from increased economic activity due to improvement in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Similarly, U.S. Government Securities have often been adversely affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. The Adviser believes that when financial markets exhibit such a lack of correlation, the ability to respond strategically to market forces by allocating the Fund's assets among the foregoing sectors may produce greater preservation of capital over the long term than would be obtained by investing exclusively in any one of the markets.

  The Adviser will determine the amount of assets to be allocated to each of the three market sectors in which the Fund will invest based on its assessment of the maximum level of current income that can be achieved from a portfolio which is invested in all three sectors without incurring undue risks to principal value. In making this allocation decision, the Adviser will rely on its analysis of economic conditions, interest rate risk, currency risk and its analysis of opportunities in each market sector based on current and historical market data for each sector. The Adviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund's assets allocated to each of the three market sectors will be managed in accordance with the investment policies described below. At times, the Fund may hold a portion of its assets in cash and money market instruments for liquidity purposes and may, under unusual market conditions, invest up to 100% of its assets in short-term U.S. Government Securities. See "General Investment Strategies and Restrictions and Risk Considerations -- Defensive Strategies" below. The Fund may also purchase and sell futures contracts and related options. See "General Investment Strategies and Restrictions and Risk Considerations -- Options and Futures Transactions" below.

  THE U.S. GOVERNMENT SECTOR. The Fund will, under normal market conditions, invest assets allocated to the U.S. Government Sector in U.S. Government Securities. (For a description of these securities see "Northstar Advantage Government Securities Fund.") The Fund may at various times have all or substantially all of the assets allocated to the U.S. Government Sector invested in U.S. Government Securities issued by a single agency or instrumentality. In purchasing U.S. Government Securities for the Fund, the Adviser will be able to take full advantage of the entire range of maturities of U.S. Government Securities and may adjust the average maturity of the investments held by the Fund from time to time, depending on the Adviser's assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.

  U.S. Government Securities of the type in which the Fund will invest generally possess a high degree of dependability with respect to timely payment of principal and interest, although investments in mortgage backed U.S. Government Securities will be subject to the risk of principal prepayment. However, such securities fluctuate in market price (but not in ultimate repayment amount) primarily with interest rate levels and trends, rising when interest rates decline and declining when interest rates rise. The degree of fluctuation will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government Securities will not affect investment income from these securities, they will affect the Fund's net asset value.

  From time to time, the Fund may write (sell) covered call options to reduce the volatility of the Fund's portfolio. These options are generally written in the over-the-counter market and involve special risks described below under "General Investment Strategies and Restrictions and Risk Considerations -- Options and Futures Transactions." U.S. Government Securities may be purchased by the Fund at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security. Any such decline in value or loss could be offset, in whole or in part, or increased by changes in the value of the security due to changes in interest rate levels. Alternatively, if U.S. Government Securities are purchased by the Fund at a discount the amount of the discount declines during the term of the security and may be reflected as a capital gain at maturity.

  Mortgage-backed U.S. Government Securities have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, for example, unlike U.S. Treasury bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on such securities include both interest and a partial repayment of principal. Fluctuating prepayments of principal may result from the refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments may shorten the effective maturities significantly. Thus, because of the prepayment feature such securities may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates as a result of the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates.

  THE HIGH YIELD SECTOR. In the High Yield Sector the Fund will, under normal market conditions, invest predominantly in high yielding, higher risk, lower-rated or nonrated foreign government fixed income securities and corporate fixed income securities traded on the U.S. high yield corporate market. The foreign government securities in which the Fund invests include securities issued or guaranteed by foreign national, provincial, state or other governments with taxing power or their agencies or instrumentalities and include securities issued by developing countries and issuers located in developing countries. Such foreign government securities may be denominated in U.S. dollars or other currencies. The corporate fixed income securities in which the Fund invests are commonly referred to as junk bonds. The High Yield Sector may also invest in convertible securities and preferred and preference stocks. The debt securities in which the Fund may invest include, but are not limited to, bonds, debentures, notes, equipment lease certificates, equipment trust certificates, pass-through securities, conditional sales contracts, bank loans and commercial paper (including obligations, such as repurchase agreements, secured by such securities). Securities in which the High Yield Sector may invest are rated below investment grade (I.E., rated below Baa by Moody's or below BBB by S&P) and typically are subject to greater market fluctuations, and may be less liquid and subject to greater risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated debt instruments. Investment in these securities involves special risk factors outlined below under "Risk Factors -- High Yield Securities" and "Risk Factors -- Foreign Securities and Non-U.S. Dollar Denominated Securities."



  While providing higher yields, high yield, high risk securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher-rated fixed income securities. The Adviser will attempt to maximize income and reduce risk within the High Yield Sector through diversification of the High Yield Sector's investment in securities and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate developments. The Fund will not necessarily invest in the highest yielding securities available if, in the Adviser's view the differences in yield are not sufficient to justify the accompanying higher risks, and may invest in securities rated investment grade at the time of purchase.


  Included in the group of high yield, high risk securities in which the Fund may invest are preferred stocks having priorities over other classes of stock as to distributions of assets or payment of dividends. Some high yield, high risk securities are convertible into or exchangeable for equity securities or carry the right, in the form of a warrant or as part of a unit with the security, to acquire equity securities. The Fund intends under normal market conditions to purchase such high yield securities for their yield characteristics rather than for the purpose of exercising the associated rights to obtain equity securities. If, however, the Fund obtains equity securities through conversion, the exercise or detachment of warrants or the break up of units, the Fund may hold such equity securities for a period of time in the interest of the orderly disposition of portfolio assets or to establish long-term holding periods for tax purposes.

  The High Yield Sector may also invest in participations in (i) interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"), and (ii) loans between foreign governments and financial institutions. In selecting and allocating assets among the countries in which the Fund will invest, the Adviser will develop a long-term view of those countries and will engage in an analysis of sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions.

  SOVEREIGN DEBT OBLIGATIONS -- GENERAL. Sovereign Debt Obligations held by the Strategic Income Fund will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments. Sovereign Debt Obligations held by the Strategic Income Fund generally will not be traded on securities exchanges.

  The Strategic Income Fund may invest in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the World Bank). The Strategic Income Fund is not required to invest any specified minimum amount of its total assets in Sovereign Debt Obligations of issuers located in any particular country.

  SOVEREIGN DEBT OBLIGATIONS -- "BRADY BONDS." The Strategic Income Fund may invest in certain Sovereign Debt Obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar denominated) and they are actively traded in the over-the-counter secondary market.

  Dollar-denominated, collateralized Brady Bonds which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "Residual Risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds had there been no default. In view of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by the public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The High Yield Sector of the Strategic Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Strategic Income Fund investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignment of all or a portion of Loans ("Assignments") from third parties. The Strategic Income Fund may invest up to 15% of its net assets in Participations, Assignments and other illiquid investments. Both the government that is the borrower on the Loan and the bank selling the Participation or Assignment will be considered by the Strategic Income Fund to be the issuer of a Participation or Assignment. The Strategic Income Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated Baa or higher by Moody's or BBB or higher by S&P. For further information on Loan Participations and Assignments see the Statement of Additional Information. The Strategic Income Fund's investments in Loan Participations and Assignments are illiquid securities subject to the limitations described under "General Investment Strategies and Restrictions and Risk Considerations -- Illiquid Securities."

  THE INTERNATIONAL SECTOR. In the International Sector, the Fund will invest in debt obligations and other fixed income securities denominated in U.S.
dollars or in other currencies. Such securities include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities (described below).

  With respect to its investments in the International Sector, the Fund will, under normal market conditions, purchase debt securities of issuers whose long-term debt obligations are rated investment grade at the time of purchase
(I.E. rated Baa or better by Moody's or BBB or better by S&P or in unrated securities that the Adviser determines to be of equivalent quality). However, the Fund may make investments in international debt securities rated below investment grade with respect to the High Yield Sector. The Fund will not be subject to restrictions on the maturities of the securities it holds in the International Sector.

  The Fund has the flexibility to invest in any country where the Adviser believes there is the potential for income. Accordingly, the Fund's assets allocated to the International Sector may be invested in highly developed countries such as those in Western Europe, Canada, Japan, Australia, and New Zealand, as well as in the emerging markets of developing countries throughout the world.

  The obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies or instrumentalities. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of supranational entities include the World Bank, the Inter-American Development Bank and the European Bank for Reconstruction and Development.

  The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts in order to protect against uncertainty in the level of future foreign exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and the Fund, which bears the risk that the trader may default on the contract. The Fund may also enter into foreign currency futures contracts, which are similar to forward contracts but have standardized terms and are purchased and sold on established securities or commodities exchanges (rather than privately between two parties). Certain asset segregation requirements apply when the Fund becomes obligated under a currency forward or futures contract. Although the Fund's transactions in currency forward or futures contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, they may also tend to limit any potential gain from increases in the value of the hedged currency. The Fund may also purchase put or call options on foreign currencies, either on an exchange or in a private transaction with another party such as a bank or brokerage firm. Under options contracts, the Fund has the right (but not the obligation) to purchase or sell a specified currency at a specified price within a specified period (or on a particular date). All hedging transactions involve costs and risks to the Fund. For more information about futures contracts and options see "General Investment Strategies and Restrictions and Risk Considerations -- Options and Futures Transactions and their Risks" below and the Statement of Additional Information.



  During the Fund's partial fiscal year (inception on 7/1/94 through 12/31/94), the Fund experienced a relatively high portfolio turnover rate of 156.34% due to a large relative increase in assets from inception to $25 million by year end. It is not expected that the Fund will experience turnover rates in excess of 100% in the future under normal market conditions.


  NORTHSTAR ADVANTAGE HIGH YIELD FUND. The primary investment objective of the Fund is high current income; its secondary investment objective is capital appreciation. Under normal circumstances, the Fund will be invested substantially in long-term and intermediate-term fixed income securities, with emphasis on higher yielding, higher risk, lower-rated or nonrated corporate debt instruments. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high-risk, high-yield bonds. These "high yield" debt instruments are rated below investment grade, typically are subject to greater market fluctuations and may be less liquid and subject to greater risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated debt instruments. Investment in these bonds involves special risk factors outlined below under the heading "Risk Factors -- High Yield-High Risk Securities."

  While providing higher yields, such securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher-rated fixed income securities. The Adviser will attempt to maximize income and reduce risk through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate developments. In pursuing its secondary investment objective of capital appreciation, the Fund may purchase high yield bonds that are expected by the Adviser to increase in value due to improvements in their credit quality, ratings or anticipated declines in interest rates. In addition, the Fund may invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities, such as preferred stocks (which may or may not have a dividend yield) or warrants. For purposes of this limitation, bonds which are convertible into equity securities at a conversion price above the fair market price of the equity security will not be deemed to be equity or equity-related securities. Equity-type securities normally will be purchased as part of a unit comprised of bonds and a specified number of shares or warrants to purchase shares of the bond issuer, or when an opportunity for capital appreciation is perceived due to anticipated improvement in the issuer's credit quality or ratings. The Fund also may purchase or hold warrants or rights, subject to certain limitations set forth in the Statement of Additional Information. Rights and warrants may exhibit more volatility than the underlying security and are subject to the risk that they will expire worthless.

  Since high current income is its primary investment objective, the Fund may forego opportunities that could result in capital gains. In pursuing its objectives of high current income and, secondarily, of capital appreciation, the Fund in certain circumstances may accept greater risks of loss of income and principal when the Adviser judges that the additional expected rate of return should equal or exceed any potential loss of principal or income.

  In addition, the Fund may employ certain investment strategies and  techniques
described   below  under   the  caption   "General  Investment   Strategies  and
Restrictions and Risk Considerations."

  During 1993, the High Yield Fund experienced a relatively high portfolio turnover rate of 176.40% due to changes in asset allocation between non-convertible and convertible securities, as well as active participation by the Fund in the market for newly issued securities. The turnover reflected attempts primarily to improve the yield of the portfolio and secondarily to position the Fund to achieve capital appreciation in the high yield and convertible bond markets. In 1994, the portfolio turnover rate was 86.20%. It is not expected that the Fund will experience turnover rates in excess of 100% in the future under normal market conditions. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by the Fund and may increase the recognition of short-term, rather than long-term capital gains.

  NORTHSTAR ADVANTAGE INCOME FUND. The Fund's primary investment objective is income. As a secondary objective, the Fund also seeks capital appreciation. The Fund invests in debt securities (including bonds and notes), common and preferred stocks of companies which are listed or traded on domestic securities exchanges or in the over-the-counter market, and debt securities and preferred stocks convertible into common stocks of those companies. Investments in debt securities are made primarily in investment grade debt securities, which are securities rated in the four highest rating categories by a nationally recognized rating service. However, the Fund may invest up to 10% of its total assets in debt securities which are rated lower than Baa by Moody's or BBB by S&P, or are not rated, but normally will not invest in securities rated below B by Moody's or S&P. These securities are considered speculative investments and generally involve greater risk, including the risk of loss of income and principal, than higher-rated securities. In addition, the yield and price of a lower-rated security may tend to fluctuate more than the yield and price of a higher-rated security. Investment in these securities involves special risk factors outlined below under the heading "Risk Factors -- High Yield-High Risk Securities." For a detailed description of the rating categories including their speculative characteristics, see the Appendix to this Prospectus. The Fund may also invest in guaranteed investment contracts ("GICs") which are issued by insurance companies, or similar securities which are issued by banks, and under which the Fund is guaranteed a minimum interest rate on deposits maintained with the GIC issuer. Because of restrictions on resale, no more than 15% of the Fund's net assets may be invested in GICs and all other illiquid securities at any time.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in income producing securities. The remaining portion of the Fund's investments may be made in the other types of investments described in this section. The Fund expects to receive income principally from interest on debt securities and dividends on common and preferred stocks. In addition, the Fund may employ certain investment strategies and techniques described below under the caption "General Investment Strategies and Restrictions and Risk Considerations."

  Securities of the sort owned by the Fund tend to fluctuate in market price inversely with interest rates and trends, rising when interest rates decline and declining when interest rates rise. Lower grade debt securities also fluctuate with changes in the perceived quality of the credit of issuers. The Adviser believes that over time a fund investing in both fixed income instruments and equities should prove less volatile than a fund investing solely in equities.

  NORTHSTAR ADVANTAGE GROWTH FUND. The Fund's primary investment objective is long-term growth of capital. As a secondary objective, the Fund also seeks income. At least 65% of the Fund's total assets will be invested in securities purchased to seek to achieve growth of capital. The Fund invests principally in common stocks of companies which are listed on the domestic securities exchanges or are traded in the domestic over-the-counter markets but may, to a limited extent, invest in securities traded in markets outside the United States. The Fund may also invest in preferred stocks and convertible securities issued by such companies which will be rated B or better by Moody's or S&P. The Fund invests in industries and companies which, in the opinion of the Adviser, have potential primarily for capital growth and secondarily for income. The Adviser generally selects securities of companies with records of above-average earnings growth or companies which, in its view, are substantially undervalued in relation to assets. Although income is not a primary consideration, most of the securities in the Fund's portfolio are income producing. In seeking income for the Fund, the Adviser attempts to select securities which have potential for long-term growth of dividend income.

  Some of the equity securities in which the Fund invests may be speculative and involve substantial risk, since they may experience significant price fluctuations in both rising and declining markets. The Fund may invest up to 10% of its total assets in debt securities which are rated Ba by Moody's or below, BB by S&P or below, or are not rated. These debt securities (which will generally be convertible) are considered speculative investments and generally involve greater risk, including the risk of loss of income and principal, than higher-rated securities. Investment in these debt securities involves special risk factors outlined below under the heading "Risk Factors -- High Yield-High Risk Securities."

  In addition, the Fund may employ certain investment strategies and  techniques
described   below  under   the  caption   "General  Investment   Strategies  and
Restrictions and Risk Considerations."

  NORTHSTAR ADVANTAGE SPECIAL FUND. The Fund's investment objective is capital appreciation. The Fund invests in a diversified portfolio of equity securities selected on the basis of their potential for growth. The Fund does not seek current income. The Fund invests in equity securities of companies which are listed on the domestic securities exchanges or are traded in the over-the-counter markets. The securities acquired by the Fund are primarily issues of smaller, lesser-known companies which the Adviser believes possess above-average potential for appreciation. These securities may be subject to greater price volatility and risk than securities of more mature companies. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and other stock purchase rights, equity interests in trusts, limited partnerships and joint ventures and interests in real estate investment trusts.

  Certain sectors of the economy may grow faster than the economy as a whole. This may be the result of technological change, new or improved goods and services, or other similar factors. In recent years, some of the industries which have grown rapidly include electronics instrumentation, health care, data processing and communications. While the Fund does not limit itself to small companies, many of its investments are in small, emerging growth companies. Small companies are those, for example, with annual revenues of less than $500 million. Emerging growth companies are those that, while still in the developmental stage have demonstrated, or are expected to achieve, growth of earnings over major business cycles.

  Securities in which the Fund invests may be speculative and may involve substantial risk. A risk of investing in small, emerging companies is that they often have limited product lines, markets or financial resources, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general.

  The Fund may employ certain investment strategies and techniques described below under the caption "General Investment Strategies and Restrictions and Risk Considerations."


  NORTHSTAR ADVANTAGE INCOME AND GROWTH FUND The investment objective of the Fund is seeking current income balanced with the objective of achieving capital appreciation. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-producing securities. To achieve its objective, the Fund will invest in common and preferred stocks of domestic and foreign issuers that have prospects for dividend income and growth of capital, as well as selected fixed-income securities of domestic and foreign private and government issuers. These securities would include U.S. Government securities (see "Northstar Advantage Government Securities Fund" for a description of these securities) foreign and domestic investment grade bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The Fund may also purchase debt securities and preferred stocks convertible into common stocks. See "Convertible Securities" below. The proportion of holdings in common stocks, debt securities and preferred stocks will vary in accordance with the level of return that can be obtained from these various types of securities. In normal circumstances, the Fund seeks to earn an annual return that equals or exceeds the annual dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Fund may purchase common and preferred stocks that are listed on the New York Stock Exchange or American Stock Exchange or that are traded on the over-the-counter market. The common and preferred stocks purchased by the Fund will typically be of large well-established companies but may include, to a limited extent, small capitalization companies. Fixed income securities purchased by the Fund (other than convertible securities) will only be securities rated investment grade (I.E., in the top four rating categories of a nationally recognized statistical rating organization ("NRSRO")) at the time of purchase. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case with higher grade securities. In the event that an existing holding is downgraded to below investment grade, the Fund may nevertheless retain the security. The Fund may invest directly or in the form of sponsored depository receipts in the securities of issuers from various countries. It is anticipated that its foreign investments will be primarily in securities of issuers from the major industrialized nations. See "Risk Factors -- Foreign Securities and Non-U.S. Dollar Denominated Securities."



  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities purchased by the Fund may be rated below investment grade by an NRSRO; however, the Fund will limit investments in non-investment grade convertible securities to no more than 30% of the Fund's assets, determined at the time of purchase, and normally will not invest in securities rated below B by S&P or Moody's. See "Risk Factors:
High Yield-High Risk Securities." A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND. The investment objective of the Fund is to seek high income. The investment objective of the Fund is a fundamental policy which may not be changed without shareholder approval. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities, which may involve high risk and are predominantly speculative in character. These securities are commonly known as "junk bonds." Investments in lower-rated long-term debt obligations, including securities rated from Ba to C in the case of Moody's and BB to D in the case of S&P or equivalent ratings by other NRSROs, involve special risks as compared with investments in higher-rated debt obligations, including potentially greater sensitivity to federal economic downturns and significant increases in interest rates, greater market price volatility and/or a less liquid secondary trading market, among others. See "Risk Factors -- High Yield-High Risk Securities". The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the credit markets generally.



  Most of the debt securities in which the Fund invests are rated, at the time of investment, at least Caa by Moody's or at least CCC by S&P or equivalent ratings by other NRSROs, or if not rated, are of equivalent quality in the opinion of the Adviser. Such securities are regarded by Moody's as being of poor standing and may be in default or there may be present, in Moody's view, elements of danger with respect to payments of principal or interest. Debt rated CCC by S&P is regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the contract. The Fund will emphasize investments in securities rated B by Moody's or S&P or which are not rated but which are of equivalent credit quality in the opinion of the Adviser. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment and, in Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. While such debt, in S&P's view, will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.



  Certain of the debt securities in which the Fund invests are rated, at the time of investment, or may be downgraded while held by the Fund, to ratings below Caa in the case of Moody's or CCC by S&P or equivalent ratings by other NRSROs, or if not rated, their credit quality, in the opinion of the Adviser may be, or may decline to, levels less than equivalent to such ratings. Such debt securities are highly speculative and may be in default of payment of interest and/or repayment of principal may be in arrears. The issuers of such debt securities may be involved in bankruptcy or reorganization proceedings and/or may be restructuring outstanding debt. Investing in bankrupt and troubled companies involves special risks. The Fund will not invest more than 10% of the Fund's assets in debt securities rated below Caa by Moody's or CCC by S&P or equivalent ratings by other NRSROs or in unrated securities which are of comparable quality in the opinion of the Adviser, determined at the time of investment. The Fund is not required to dispose of debt securities whose credit quality declines while held in the Fund's portfolio; however, no more than 25% of the Fund's assets will be invested at any particular time in securities rated less than Caa by Moody's or CCC by S&P or equivalent ratings by other NRSROs, or be of less than comparable quality in the opinion of the Adviser. Moody's lowest rating for bonds is C, which is applied to bonds which, in Moody's view, have extremely poor prospects of ever attaining any real investment standing. S&P's lowest ratings for bonds are CI, which is reserved for income bonds on which no interest is being paid and D, which is for debt in default and in respect of which payment of interest and/or repayment of principal is in arrears. Other than as set forth above, there is no restriction on the percentage of the Fund's assets which may be invested in securities of a particular rating. A complete description of ratings is set forth in the Appendix to this prospectus. See "Risk Factors".



  Rated securities (excluding short-term investments) represented 79.65% of the Fund's average total assets computed monthly during the year ended October 31, 1994. The following table sets forth the weighted average ratings of such debt securities in its investment portfolio within the indicated rating categories of Moody's and S&P, respectively, calculated as a percentage of total assets computed monthly during the Fund's fiscal year ended October 31, 1994.



  AAA/AAA      AA/AA       A/A       BAA/BBB
-----------  ---------  ---------  -----------
      .77%          0%         0%        .59%



  BA/BB       B/B       CAA/CCC
---------  ---------  -----------
9.45%         63.01%       5.83%



  Unrated debt securities (excluding short-term investments) represented 10.59% of the Fund's average total assets computed monthly during the year ended October 31, 1994.

  Such securities were deemed by the Adviser as of that date to be of equivalent quality to securites rated in the rating categories set forth below (in each case calculated as a percentage of average total assets computed monthly during the year ended October 31, 1994.



  BA/BB      CAA/CCC        D
---------  -----------  ---------
9.11%           1.38%        .10%



  U.S. DEBT SECURITIES. Under normal market conditions the Fund invests at least 65% of its assets in fixed income securities, which include debt securities denominated in U.S. dollars, that are issued by domestic corporations in a variety of industries or are issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. These debt securities may have varying maturities, may pay interest in cash or in additional securities, at fixed or adjustable rates or may be zero-coupon securities and may be convertible into common stock or other securities. The Adviser selects securities for the Fund's portfolio by considering, among other factors, price and yield, interest coverage and financial resources, the liquidity of the secondary trading market in the security, factors relating to the issuer's industry in general and its sensitivity to economic conditions, its operating history and quality of management and regulatory matters.



  FOREIGN DEBT SECURITIES. The Fund may invest up to 35% of its assets in debt securities issued by non-U.S. corporations or issued or guaranteed as to principal and interest by foreign national, provincial, state or other governments with taxing authority or by their agencies or instrumentalities, and supranational entities. Debt securities issued by some foreign governmental entities may not be supported by the full faith and credit of the government. The term "supranational entity" refers to those entities organized or supported by foreign governments to promote economic reconstruction and development. In making investments in foreign securities, the Fund will utilize the same rating requirements as it uses with respect to U.S. debt securities.



  PREFERRED STOCK, COMMON STOCK AND WARRANTS. The Fund may invest up to 10% of its assets in preferred stock of domestic and foreign issuers. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.



  All preferred stocks are also subject to the same types of credit risks of the issuer as those described above for corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P, Moody's, or another NRSRO, although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least Caa by Moody's or CCC by S&P or an equivalent rating by another NRSRO, or, if unrated, will be determined by the Adviser to be of equivalent quality. Preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating does not purport to indicate the future status of payment. Preferred stocks rated CCC by S&P are regarded by S&P on balance as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC. While such issuers will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  The Fund may invest in securities convertible into High Yield Securities or exchangeable for equity securities, or which carry the right -- in the form of a warrant or as part of a unit with the security -- to acquire equity securities. A Fund's investment in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase), valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets, of which not more than 2% may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. The Fund would ordinarily purchase these securities for their yield characteristics rather than for the purpose of exercising the associated rights to obtain equity securities. However, if the Fund obtains equity securities, the Fund may hold these equity securities for such period of time as the Adviser deems prudent.

                                  RISK FACTORS

----------------------------------------------------------------------

  HIGH YIELD-HIGH RISK SECURITIES. A substantial portion of the total assets of the High Yield Fund, the High Total Return Fund, and the Strategic Income Fund will be invested in high yield, high risk bonds, up to 30% of the assets of the Income and Growth Fund, and up to 10% of the assets of the Income Fund and the Growth Fund may be invested in high yield, high risk securities. Each of High Yield Fund's, High Total Return Fund's and Strategic Income Fund's investment in such bonds (commonly known as "junk bonds") is subject to the risk factors outlined below. To the extent that a portion of their portfolios may be comprised of high yield securities, the Income Fund and the Growth Fund will also be subject to these risk factors. In the case of the Income and Growth Fund, such investments are limited to convertible securities rated below investment grade. For further information on high yield-high risk securities, see the Statement of Additional Information.



  HIGH YIELD SECURITIES. High yield securities generally include those rated Ba or below by Moody's or BB or below by S&P or which are not rated but considered to be of equivalent quality by the Adviser. Securities rated Baa or below by Moody's or BBB or below by S&P are considered speculative, and even securities rated Baa/BBB by Moody's and S&P, respectively, which are considered investment grade, possess some speculative characteristics. The High Yield Fund and the Strategic Income Fund may invest without limitation in securities rated as low as Ca by Moody's or CC by S&P (or in securities which are not rated but considered by the Adviser to be of equivalent quality). Securities rated Ca or CC are considered speculative to a high degree; they are often in default or have other marked shortcomings. In addition, the High Yield Fund may invest up to 1% of its total assets in, and the Strategic Income Fund may invest up to 10% of its total assets allocated for investment in the High Yield Sector in, securities rated (at the time of investment) C by Moody's or D by S&P (or in securities which are not rated but considered by the Adviser to be of equivalent quality). Securities rated C or D generally are in default or arrears and are described as having extremely poor prospects of attaining any real investment standing. Although C or D rated securities are generally in default or arrears, the Adviser may attempt to add value by choosing C or D rated securities on which it believes that payments will actually be made. If the Adviser is correct, this will support a high rate of return. The High Total Return Fund may invest up to 10%, and may hold up to 25% of its assets, in securities rated below Caa by Moody's or CC by S&P. For a detailed description of the rating categories, including their speculative characteristics, see the Appendix to this Prospectus.


  YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET. The high yield bond market is relatively new and at times is subject to volatility and adverse changes in liquidity of the market. An economic downturn or increase in interest rates in the future may have a significant effect on the high yield bonds in a Fund's portfolio and their markets, as well as on the ability of the bonds' issuers to repay principal and interest. Issuers of high yield bonds may be of low creditworthiness and the high yield bonds may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield bonds may have greater potential for insolvency, and a higher incidence of high yield bond defaults may be experienced.

  SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield bonds tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield bond owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic change and uncertainty can be expected to result in increased volatility of market prices of high yield bonds and Fund asset value. Yields on high yield bonds will fluctuate over time. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

  PAYMENT EXPECTATIONS. High yield bonds present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the affected Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the assets of the Fund holding that bond. If a Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.


  LIQUIDITY AND VALUATION. The secondary market for high yield-high risk bonds may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to accurately value high yield bonds or dispose of them to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration of the creditworthiness of the issuer. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities, costs and liquidity difficulties, and judgment will play a greater role in valuing these securities because there are less reliable, objective data available.


  TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will report a portion of the excess of the face value of these securities over the issue price as income each year even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal tax law. Accordingly, such a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash, to satisfy distribution requirements.


  CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in a Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the bonds' liquidity so the Fund can meet redemption requests. To the extent that a Fund invests in high yield bonds, the achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case with higher quality bonds. A Fund may retain a portfolio security whose rating has been changed, subject to limitations set forth above.



  Based upon the monthly weighted average ratings of all bonds held by the Funds named below during 1994, the percentage of the total investments of the High Yield Fund, the Income Fund and the Strategic Income Fund represented by bonds rated by Moody's or by S&P, separated into each rating category, is as follows:


            RATING
-------------------------------                                        STRATEGIC
 MOODY'S      OR        S&P'S    HIGH YIELD FUND    INCOME FUND(1)    INCOME FUND
---------             ---------  ----------------  ----------------  --------------
Aaa                   AAA               4.12%             9.76%           36.76%
Aa                    AA                0.00%             0.00%            0.00%
A                     A                 0.00%             9.74%            4.27%
Baa                   BBB               2.11%            17.43%            0.00%
Ba                    BB                8.86%             4.62%            9.45%
B                     B                52.21%             1.38%           34.03%
Caa                   CCC               9.88%             0.00%            0.00%
Ca                    CC                0.00%             0.00%            0.00%
C                     C                 0.00%             0.00%            0.00%
Not Rated             Not rated        10.52%(2)          0.43%(3)        13.25(4)

-----------
(1)  At December 31,  1994, the investment  portfolio of the  Income Fund, as  a percentage of net assets, consisted of: convertible preferred and preferred stock  --  5.58%;  common  stock --  35.20%;  convertible  bonds  -- 5.97%;
     non-convertible bonds  -- 29.52%;  Government  obligations --  10.59%;  and short-term investments -- 11.29%.

(2) Such not rated bonds are considered by the High Yield Fund to be comparable to rated bonds as follows: B -- 5.24%; Caa -- 5.28%.

(3) Such not rated bonds are considered by the Income Fund to be comparable to rated bonds as follows: B -- 0.43%.

(4) Such not rated bonds are considered by the Strategic Income Fund to be comparable to rated bonds as follows: AAA -- 5.51%; BB -- 5.15%; B --
     2.59%.


  SECURITIES  OF  BANKRUPT   AND  OTHER  TROUBLED   ISSUERS.    Investments   in
fixed-income securities of companies involved in bankruptcy or reorganization proceedings and companies which are restructuring their debt pose all of the risks described above with regard to investments in high yield-high risk securities. While such investments may offer the potential for particularly high returns, their risks are commensurably high and the Fund may lose all or substantially all of its investment in any particular instance. In addition, investments in securities of such companies are, in certain circumstances, subject to certain liabilities which may exceed the cost of a Fund's original investment. In addition, under certain circumstances, payments to a Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

  FOREIGN SECURITIES AND NON-U.S. DOLLAR DENOMINATED SECURITIES. Investments in non-U.S. securities involve special risks and considerations that are not present when the Funds invest in domestic securities.

  EXCHANGE RATES. Since the Funds, except the Government Securities Fund, may purchase securities quoted or denominated in foreign currencies, changes in foreign currency exchange rates may affect the U.S. dollar value of such Fund's assets. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Strategic Income Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations, by entering into currency forward, futures or options contracts. Hedging transactions will not always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund will lose money, either because exchange rates move in an unexpected direction or because another party to a hedging contract defaults or for other reasons.

  EXCHANGE CONTROLS. The values of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. Although the Funds will invest only in securities quoted or denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

  LIMITATIONS OF FOREIGN MARKETS. There is often less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of a Fund to take advantage of changing market conditions with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

  FOREIGN LAWS, REGULATIONS AND ECONOMIES. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

  FOREIGN TAX CONSIDERATIONS. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce the net income of the Fund available for distribution to shareholders. Special tax considerations apply to foreign securities. See the Statement of Additional Information.

  EMERGING MARKETS. Risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of business, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

  Debt obligations of developing countries may involve a high degree of risk and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

                 GENERAL INVESTMENT STRATEGIES AND RESTRICTIONS
                            AND RISK CONSIDERATIONS
----------------------------------------------------------------------
  In pursuit of the investment objectives and policies set forth above, each Fund may invest in or employ one or more of the following investments or strategies in order to enhance investment results:

  OPTIONS AND FUTURES TRANSACTIONS AND THEIR RISKS. The Adviser may at times seek to hedge against either a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for the Fund through the writing and purchase of options and the purchase and sale of financial futures contracts and related options, including options and futures on stock indices. In addition, a Fund may seek to increase the current return of its portfolio by writing covered call or secured put options.

  The Funds, other than the Government Securities Fund, generally expect that their options and futures transactions will be conducted on securities exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. Generally, options transactions by the Government Securities Fund will be in the over-the-counter market.

  The Funds may buy and sell futures contracts on securities (including U.S. Government Securities), foreign securities, securities indices and foreign currencies for hedging purposes, all to the extent permitted by applicable law. A futures contract is a contract to buy or sell a certain amount of a particular U.S. Government Security, foreign fixed-income security or foreign currency at an agreed price on a specified future date. Depending on the change in the value of the security or currency when a Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. A Fund may purchase and sell futures contracts on foreign securities as a substitute for direct investment in foreign securities. A Fund may purchase and sell options on futures contracts in addition to, or as an alternative to, purchasing and selling futures contracts or, to the extent permitted by applicable law, to earn additional income. A Fund may engage in options and futures transactions on securities exchanges and in the over-the-counter market. The staff of the Commission considers over-the-counter options and their underlying securities to be illiquid and accordingly no more than 15% of a Fund's net assets may be subject to such options or will be invested in other illiquid securities at any time. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. In the case of certain options and futures transactions, a Fund may be required to maintain in a segregated account at its custodian bank, cash or short-term U.S. Government Securities with a value equal to or greater than the Fund's obligation under the option or futures contract.

  The use of options and futures strategies by a Fund involves certain risks, including the risk that no liquid market will exist and that the Fund will be unable to effect closing transactions at any particular time or at an acceptable price and the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The successful use of options the futures strategies depends on the ability of the Adviser to forecast correctly rate movements and general stock market price movements. Expenses and losses incurred as a result of these hedging strategies will reduce the current return of the Fund.

  A Fund may seek to increase its current return by writing covered call and put options on U.S. Government Securities, foreign fixed income securities and foreign currencies. The Fund receives a premium from writing a call or put options, which increases the Fund's return if the option expires unexercised or its closed out at a net profit. When a Fund writes a call option, it foregoes the opportunity to profit from any increase in the price of a security or currency above the exercise price of the option; when a Fund writes a put option, the Fund takes the risk that it will be required to purchase a security or currency from the option holder at a price above the current market price of the security or currency. A Fund may terminate an option prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same term as the option written. A Fund may also buy and sell put and call options for hedging purposes. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security or currency to earn additional income. A Fund's use of these strategies may be limited by applicable law.

  The markets for options and futures on foreign fixed income securities and foreign currencies are relatively new, in various stages of development and are subject to certain regulatory constraints. Accordingly, a Fund's ability to engage in such transactions may be limited. Certain provisions of the Internal Revenue Code may also limit a Fund's ability to engage in options and futures transactions.


  REPURCHASE AGREEMENTS. A Fund may invest in repurchase agreements either for temporary defensive purposes due to adverse market conditions or to generate income from its cash balances. Repurchase agreements maturing more than seven days in the future are considered illiquid, and a Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Repurchase agreements acquired by a Fund will always be fully collateralized by money market instruments (generally securities issued by the U.S. Government, bankers' acceptances, or certificates of deposit) as to principal and interest and will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. The Adviser will review and monitor the creditworthiness of such banks and dealers. The use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the repurchase agreement. A Fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.


  LENDING PORTFOLIO SECURITIES. In order to obtain a return on its investments, a Fund may lend portfolio securities to brokers, dealers and other financial institutions in amounts up to one-third of the value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. The Funds may invest cash collateral in high yielding, short-term investments, including any combination of U.S Government Securities, bank letters of credit, repurchase agreements or investment grade commercial paper, rated in the top two ranking categories by a nationally recognized statistical rating organization. Lending portfolio securities involves the risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially.


  FORWARD COMMITMENTS. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account at its custodian bank, cash or high grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While these securities may be sold prior to the settlement date, it is intended that the Funds will take delivery of these securities unless a sale appears desirable for investment reasons. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. The Income and Growth Fund and High Total Return Fund may not invest more than 25% of the Fund's net assets (determined at the time of investment) in such securities.


  FLOATING OR VARIABLE RATE INSTRUMENTS. Each Fund may invest in floating or variable rate instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Fund would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. A Fund may also acquire put options in combination with the purchase of underlying securities or may separately acquire put options that relate to securities held in the Fund's portfolio. Such put options would give the Fund the right to require the issuer or some other person to purchase the underlying security at an agreed upon price.


  DISCOUNT OBLIGATIONS. A portion of a Fund's investments in debt securities may be in (i) securities which were originally issued at a discount from their face value and (ii) securities purchased by the Fund at a price less than their stated face value amount. Under current federal tax law, a Fund will accrue as current income each year a portion of the discount even though the Fund does not receive during the year cash interest payments on the obligation corresponding to the accrued discount. As an investment company, each Fund must pay out substantially all of its net investment income each year. Accordingly, a Fund may be required to pay out as income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of its portfolio securities, if necessary.


  DEFENSIVE STRATEGIES. When adverse market conditions warrant a temporary defensive strategy, the Funds may invest in U.S. Government Securities and money market instruments. Money market instruments include high grade commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits with maturities of less than seven days, bankers' acceptances and repurchase agreements. Investments in commercial paper will be rated Prime-1 or Prime-2 (and with respect to the High Yield Fund, Prime-3) by Moody's or A-1 or A-2 (and with respect to the High Yield Fund, A-3) by S&P or F-1 or F-2 (and with respect to the High Yield Fund, F-3) by Fitch Investors Service, Inc. Investments in bank instruments will be in instruments which are issued by U.S. banks having assets at the time of investment of $1 billion or more and which generally mature in one year or less from the date of acquisition.

  In addition, the Strategic Income Fund may temporarily reduce or suspend its option writing activities, shift its portfolio emphasis to higher-rated securities in the High Yield Sector, hedge currency risks in the International Sector, or generally reduce the average maturity of its holdings in any or all three sectors.


  FOREIGN INVESTMENTS. Each of the Growth, Special, Income, and High Yield Funds may invest up to 20% of its net assets in securities of foreign issuers and up to 10% of each Fund's net assets may be invested in securities of foreign issuers that are not listed on a U.S. securities exchange. Such securities include securities that are traded on a stock exchange or on an established over-the-counter market outside the United States and privately placed securities that are resold to U.S. institutional buyers. The Strategic Income Fund may invest up to 80% of its net assets in securities of foreign issuers and is not subject to any limit with respect to issuers not listed on a U.S. Securities exchange. The Income and Growth Fund is not subject to any limit on investments in foreign issuers; the High Total Return Fund may not invest more than 35% of its assets in securities of foreign issuers. For a discussion of the risks of investing in securities of foreign issuers, see "Risk Factors."


  The Funds may invest in the securities of foreign issuers through the purchase of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated certificates issued by U.S. banks or trust companies and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs and IDRs are receipts issued in Europe, generally by non-U.S. banks or trust companies, that evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities, because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to the same auditing, accounting and financial reporting standards as domestic issuers. There may be less information concerning foreign issuers whose securities are represented by ADRs that are sponsored by U.S. banks or trust companies rather than by the issuers themselves. For a discussion of the risks of investing in securities of foreign issuers, see "Risk Factors."


  ZERO-COUPON TREASURY SECURITIES. The High Yield Fund, the Income Fund, the Growth Fund and the Special Fund may each invest up to 5% of their total assets in "zero coupon" Treasury securities which consist of stripped interest or principal components of U.S. Treasury bonds or notes ("STRIPs"). STRIPs involve the separation of the corpus (face amount) of the bond or note from the coupon (interest portion). The U.S. Treasury redeems the bond or note corpus (zero coupon bond or note) for the face value thereof at maturity and redeems the stripped coupon (interest portion) beginning at the date specified thereon. Zero coupon Treasury securities pay no interest to holders during their life and usually trade at a deep discount from their face or par value. They are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. The Government Securities Fund and the Strategic Income Fund are not subject to the foregoing limitation on investments in zero coupon Treasury securities. Stripped interests in U.S. Treasury securities that are not issued through the U.S. Treasury's STRIPs program are not considered to be U.S. Government Securities.



  Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was issued as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, each Fund must pay out substantially all of its net investment income each year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.



  ZERO  COUPON, STEP COUPON AND  PIK BONDS.  Each of  the High Total Return Fund
and Income and Growth Fund may invest its assets in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from the face value.
Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds generally will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets. See "Dividends, Distributions and Taxes." The market prices of zero coupon, step coupon and PIK bonds are more volatile than the market prices of securities that pay interest periodically in cash, and are likely to respond to changes in interest rates to a greater degree than do bonds that have similar maturities and credit quality on which regular cash payments of interest are being made.



  PRIVATE PLACEMENT AND RULE 144A SECURITIES. The Funds may purchase securities which have been privately issued and are subject to legal restriction on resale or which are issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC"). Such securities may offer higher yields than comparable publicly traded securities but may have the effect of increasing the Funds' illiquidity. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities determined to be liquid under special rules adopted by the SEC as described below, these securities will be considered illiquid. Each Fund may invest up to 15% of its net assets in illiquid securities. The Funds' Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Funds' limits on investment in illiquid securities pursuant to guidelines adopted by the Board of Trustees. Factors that must be considered in determining whether a particular Rule 144A security is liquid include frequency of trading of the security, the size of the issue, whether the security is underwritten by a major national underwriting firm, the size and quality of the issuing corporation, and other factors deemed relevant by the Adviser.



  OTHER INVESTMENT TECHNIQUES. Each Fund may engage in a variety of other investment techniques which are described in the Statement of Additional Information. The Funds' Adviser currently does not intend to employ any of these investment techniques. Should the Adviser determine to employ any such technique, it would be in a manner such that no more than 5% of a Fund's net assets would be placed at risk with respect to any particular technique.


  INVESTMENT  RESTRICTIONS.    For   information  on  certain  fundamental   and
nonfundamental investment restrictions applicable to each Fund, see "Investment Restrictions" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION
----------------------------------------------------------------------
  The Funds may, from time to time, include their yield and total returns in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for each class of shares of each Fund in accordance with formulas specified by the Commission. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The yield for each class of a Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share or the maximum redemption price per share) at the end of the period, as appropriate, all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of each class.

  Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the class of shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of a class, deduction of the maximum initial sales load or the maximum CDSC applicable to a complete redemption of the investment, as appropriate, and assume that all dividends and distributions are reinvested when paid. The Funds also may quote a supplementary rate of total return over different periods of time or by non-standardized means. In addition, the Funds may from time to time publish materials citing historical volatility for shares of each Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.

  Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of performance rates such as Solomon Brothers, Federal Reserve Bulletin, American Banker and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for each Fund reflects only the performance of a hypothetical investment in each class of shares of that Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Performance for Class B and Class C shares typically will be less favorable than that for Class A and Class T shares, due to the higher expense ratios for Class B and Class C shares. Performance for Class T shares will be less favorable than Class A shares due to higher distribution and service fees. For a description of the methods used to determine total return for the Funds, see the Statement of Additional Information.

                               PORTFOLIO TURNOVER

----------------------------------------------------------------------
  A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. Each Fund cannot accurately predict its portfolio turnover rate, but the Adviser anticipates that each Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than that described above if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of a Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Internal Revenue Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months. See "Dividends, Distributions and Taxes."

                       HOW NET ASSET VALUE IS DETERMINED
----------------------------------------------------------------------
  The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST) on each business day that the Exchange is open. Net asset value per share is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividends and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of each Fund will generally be lower than that of the Class A shares because of the higher distribution fees or other class specific expenses borne by each of the Class B, Class C and Class T shares. However, the net asset value per share of each class will tend to converge immediately after the payment of dividends.


  On a daily basis, under normal market conditions, prices for securities are obtained from independent pricing services determined as set forth in the Registration Statement for each Fund. For each Fund in the Northstar Advantage Trust, equity securities are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. For the Northstar Advantage Special, Growth, Income, High Yield, Strategic Income, and Government Securities Funds, portfolio securities, options and futures contracts and options thereon which are traded on national exchanges or in the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Securities and options which are traded in the over-the-counter market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities with an initial maturity or remaining maturity of 60 days or less may be valued at amortized cost, provided that it approximates market value. Securities (including over-the-counter options) for which market quotations are not readily available (which may constitute a major portion of the High Yield Fund's portfolio) and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services which determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities which are generally recognized as relevant.


                            MANAGEMENT OF THE FUNDS
----------------------------------------------------------------------
THE TRUSTEES


  The Trustees of each Fund ("Trustees") are responsible for the overall supervision of the operations of such Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the 1940 Act. The Trustees elect the officers of each Fund annually.


--------------------------------------------------------------------------------

THE ADVISER

  Pursuant to an Investment Advisory Agreement with each Fund, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of the Funds' portfolios.

  The Adviser is an indirect, majority owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through Northwestern National Life Insurance Company and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of the Adviser is Two Pickwick Plaza, Greenwich, CT 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401. Prior to June 2, 1995, the Northstar Advantage Special, Growth, Income, High Yield, Strategic Income and Government Securities Funds were managed by Boston Security Counsellors, Inc. ("BSC").



  The Adviser's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of 0.75% on the first $250 million of each Fund's average daily net assets in the case of the Northstar Advantage Income and Growth and High Total Return Funds, scaled down to 0.55% for assets over $1 billion, and at the following rates for the other Northstar Advantage Funds: Government Securities Fund -- 0.45%; High Yield Fund -- 0.45%; Income Fund -- 0.65%; Growth Fund -- 0.75%; Special Fund -- 0.75%; Strategic Income Fund -- 0.65% (each of which may be subject to voluntary waiver or reimbursement by the Adviser and its affiliates). The investment advisory fees paid by Income and Growth Fund, High Total Return Fund, Growth Fund and Special Fund are higher than the fees paid by most mutual funds.


--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT


  Margaret D. Patel is the portfolio manager of the Government Securities Fund and the Income Fund. Ms. Patel is Vice President of the Funds and of the Adviser and prior to June 2, 1995 was Senior Vice President of BSC. She has been primarily responsible for the day-to-day management of the Government Securities Fund since 1988, and recently became the manager of the Income Fund.



  Prescott B. Crocker, C.F.A., is the portfolio manager of the High Yield Fund and co-manager of the Strategic Income Fund. Mr. Crocker is Vice President of the Funds, and of the Adviser and until June 2, 1995 was Senior Vice President and Director of Fixed Income Investments at BSC. Prior to joining BSC in 1993, Mr. Crocker served for eighteen years in various capacities, including Group Head for corporate and international fixed income at Colonial Management Associates, Inc. He has been primarily responsible for the day-to-day management of the High Yield Fund since December 1993, and for the Strategic Income Fund since its inception.



  Thomas Ole Dial is the portfolio manager of the High Total Return Fund, and co-manager of the Strategic Income Fund. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer - Fixed Income of the Adviser. Mr. Dial also serves as manager of the Northstar High Yield Bond Fund and Northstar Multi-Sector Bond Fund, series of a separate open-end management investment company sponsored by the Adviser. Prior to employment by the Adviser, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and Gibraltar Savings. Mr. Dial also manages investments for T.D. Partners, for which the Adviser serves as subadviser.



  Ernest Mysogland is the portfolio manager for the Income and Growth Fund and the Growth Fund. Mr. Mysogland is a Vice President of the Funds and since October 1993 has served as Executive Vice President and Chief Investment Officer
- Equities of the Adviser. Mr. Mysogland also serves as a manager of the Northstar Income and Growth Fund and Northstar Growth Fund, series of a separate open-end management investment company sponsored by the Adviser. Prior to employment by the Adviser, Mr. Mysogland served as Senior Vice President and Chief Investment Officer -- Equities for National Securities and Research Corporation ("National"), and was portfolio manager for National Income and Growth Fund, National Total Return Fund, and National Worldwide Opportunities Fund. Prior to National, Mr. Mysogland served as an investment manager for Reinoso Asset Management, Gintel Equity Management, L.F. Rothschild Asset Management, Wertheim Asset Management and Kemper Financial Services. Mr. Wadsworth is a Vice President, and serves as co-manager of, these Funds with Mr. Mysogland. Mr Wadsworth was formerly a Vice President of National, serving as portfolio manager of the National Stock Fund, and assistant manager of National's other equity funds.



  Robert L. Thomas is the portfolio manager of the Special Fund. Mr. Thomas is a Vice President of the Fund and is President of the Adviser. Until June 2, 1995, Mr. Thomas served as President and Chief Executive Officer of BSC and President of the former Advest Advantage Funds. He has been primarily responsible for the day-to-day management of the Special Fund since 1989.

--------------------------------------------------------------------------------

THE ADMINISTRATOR

  Northstar Administrators Corporation ("Administrator") serves as administrator for the Funds pursuant to an Administrative Services Agreement with the Funds. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Funds' Adviser under the Investment Advisory Agreement, the custodian and accounting services agent for the Funds under the Custodian Agreement and the transfer agent and Blue Sky administrator under the Transfer Agency and Shareholder Servicing Contract. The Administrator acts as liaison among these service providers to the Funds. The Administrator prepares and files all periodic reports required by law to be filed on behalf of the Funds, and is responsible for ensuring that the Funds operate in compliance with applicable legal requirements. The Administrator also monitors the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds.


  The Administrator is an affiliate of the Adviser. The address of the Administrator is Two Pickwick Plaza, Greenwich, CT 06830.



  The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of .10% of each Fund's average daily net assets. In addition, the Administrator charges an annual account service fee of $5.00 for each account of beneficial holders of shares in a Fund for providing certain shareholder services and assisting broker-dealers service their clients' Fund accounts. Until June 2, 1995 the Administrator will receive no compensation from the Special, Growth, Income, High Yield, Strategic Income and Government Securities Funds.


--------------------------------------------------------------------------------

THE CUSTODIAN, FUND ACCOUNTING AGENT AND TRANSFER AGENT


  The custodian for the Income and Growth and High Total Return Funds is Custodial Trust Company (the "Custodian"), a bank organized under the laws of New Jersey, located at 101 Carnegie Center, Princeton, New Jersey 08540-6231. The custodian and fund accounting services agent for the Special, Growth, Income, High Yield, Strategic Income and Government Securities Funds is State Street Bank and Trust Company (the "Custodian"), located at 225 Franklin Street, Boston, Massachusetts 02110. The transfer agent and Blue Sky administrator for all Funds is The Shareholder Services Group, Inc. ("TSSG" or the "Transfer Agent"), located at One Exchange Place, Boston, Massachusetts, 02109. Advest Transfer Services, Inc., One Commercial Plaza, 280 Trumbull Street, Hartford, Connecticut 06103, serves as the sub-transfer agent for those Funds offering Class T shares.


--------------------------------------------------------------------------------

THE UNDERWRITER


  Pursuant to Underwriting Agreements with each Fund, Northstar Distributors, Inc. (the "Underwriter"), is the underwriter of each Fund's shares. The Underwriter is an affiliate of the Adviser. The address of Northstar Distributors, Inc. is Two Pickwick Plaza, Greenwich, Connecticut 06830. The Underwriter conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public through investment dealers. Class T shares will be offered for sale only to existing Class T shareholders or holders of interests in the Advest Advantage Insured Account under certain limited circumstances. The Underwriter purchases such copies of each Fund's prospectuses, reports and communications to shareholders as it may require for sales purposes at printer's over-run costs.


  At various times, the Underwriter implements programs under which (a) a dealer's sales force may be eligible to win cash or material awards for certain sales efforts or under which (b) the Underwriter will reallow an amount not exceeding the total applicable sales charges on the sales generated by the dealer during such programs to any dealer that (i) sponsors sales contests or recognition programs conforming to criteria established by the Underwriter or
(ii) participates in sales programs sponsored by the Underwriter.

  The Underwriter will also provide advisory services consisting of written informational material to dealers with whom it has sales agreements, relating to sales incentive campaigns conducted by such dealers for their representatives. The Underwriter, at its expense, will from time to time provide additional compensation to dealers in connection with sales of shares of each Fund. Compensation may include financial assistance to dealers in connection with shareholder services and shareholder account maintenance, conferences, sales or training programs for their employees, seminars for the public, and/or advertising campaigns regarding one or more of the Funds. In connection with its sales and education programs, the Underwriter will pay in whole or in part for travel expenses, including lodging, incurred in connection with attendance by registered representatives to locations within or without the United States. In most instances, compensation is made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


  Pursuant to a Purchase Agreement that was entered into in connection with the assumption of management of the Funds by the Adviser, the Underwriter has agreed to provide Advest, Inc. ("Advest") with certain additional compensation until June 2, 1998. Any additional compensation is payable annually and is based upon
(a)(i) the level of sales by Advest of shares of the Funds and other investment companies managed by the Adviser during such year and (ii) the rate of redemption of Class T shares during such year and (b) the level of sales of the Funds by persons other than Advest. Such compensation, which is paid out of the assets of the Underwriter and not the Funds, is in addition to the compensation otherwise payable to a dealer in connection with sale of the Funds' shares.


                             HOW TO PURCHASE SHARES
----------------------------------------------------------------------
GENERAL INFORMATION

  Each Fund currently offers or intends to offer three classes of shares on a continuous basis by which shares may be purchased at a price equal to their net asset value per share, plus a sales load which, at the election of the purchaser, may be imposed at the time of purchase (or on purchases of over $1 million, as a contingent deferred sales charge) (the "Class A shares"), or which may be imposed as a contingent deferred sales charge (the "Class B shares" and "Class C shares"). The contingent deferred sales charge will be imposed on most Class A share redemptions (where applicable) made within 18 months of purchase, on most Class B share redemptions made within five years of purchase and on most Class C share redemptions made within one year of purchase. Each class of shares pays ongoing distribution and service fees at a combined annual rate (i) for Class A shares, of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares, (ii) for Class B shares, of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares, and (iii) for the Class C shares, of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. These alternatives permit an investor to choose the method of purchasing shares that the investor prefers given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Funds intend to reject purchase orders over $250,000 for Class B shares and recommend instead the purchase of Class A shares.


  Shares of each Fund, excluding Class T shares, may be purchased from investment dealers having a sales agreement with the Underwriter. The minimum initial purchase is $2,500, except in the case of IRA accounts, for which the minimum is $250. The minimum may be lowered in the discretion of the Adviser in the case of employee payroll deduction plans, organized group plans and other benefit programs or arrangements offered by certain dealers, and in the discretion of the Adviser, the minimum initial investment may be waived from time to time. A shareholder may make additional investments at any time of $100 or more ($25 for IRA accounts) through an investment dealer or by sending a check payable to The Northstar Advantage Funds, c/o The Shareholder Services Group, P.O. Box 9756, Providence, RI 02940, for the purchase of full and fractional shares. As a convenience to investors and to avoid unnecessary expense to the Funds, share certificates of a Fund will not be issued except upon written request to the Fund by the shareholder or his authorized dealer or agent. This book-entry system facilitates later redemption and relieves shareholders of the responsibility and inconvenience of preventing the certificates from becoming lost or stolen. Shareholders requesting certificates may incur a fee for lost or stolen certificates and no certificates are issued for fractional shares (which shares remain in the shareholder's account in book entry form). Shareholders with certificates may not participate in certain shareholder services, such as telephone exchanges and redemptions, check-writing and the withdrawal program. In addition, redemptions and exchanges by shareholders holding certificates may take longer to effect than similar transactions involving non-certificated shares, because physical delivery and processing of properly executed certificates is required. ACCORDINGLY, IT IS RECOMMENDED THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.


  Management reserves the right to refuse to sell shares of the Funds to any person. Sales personnel of broker-dealers distributing shares of the Funds may receive differing compensation for selling different classes of shares. For more detailed information on accounts and services, see "Investor Accounts and Services Available."

                         ALTERNATIVE SALES ARRANGEMENTS
----------------------------------------------------------------------
INTRODUCTION

  The alternative purchase arrangement permits an investor to choose the method of purchasing shares that the investor prefers given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of a Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and service fees on Class B and Class C shares, and the contingent deferred sales charges for the first year on Class C shares, and on Class B shares for five years after investment, would be less than the initial sales charge and accumulated distribution and service fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A shares. In this regard, Class A shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges.

  Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for Class A shares, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for substantially reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B and Class C shares may exceed the initial sales charge on Class A shares during the life of the investment and Class A shares offer the benefit of having a larger initial investment. Other investors might determine that it would be more advantageous to purchase Class B shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge. Other investors who do not qualify for reduced sales loads on Class A shares who wish to have all their funds invested initially but who do not intend to remain invested for a substantial number of years might benefit from investing in Class C shares. The Funds intend to reject Class B share purchase orders over $250,000 and recommend instead the purchase of Class A Shares.


  Each Fund has received from the Internal Revenue Service (the "IRS"), rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in a Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.



  Class T shares are no longer offered for sale by a Fund, except in connection with reinvestment of dividends and other distributions, upon exchanges of Class T shares of another Fund, upon exchange of shares from the Class T Account of the Money Market Portfolio and, until November 30, 1995, upon purchase of Class T shares with funds withdrawn from an Advantage Insured Account; provided that such funds were in the account on June 2, 1995. When Class T shares are redeemed within four years after their purchase, a contingent deferred sales load will be imposed at rates declining from a maximum of 4% of the lesser of the net asset value or total cost of shares redeemed within a year of purchase to 1% of such amount for shares redeemed after three years. No contingent deferred sales charge will be imposed on Class T shares redeemed after four years or acquired through reinvestment of dividends and distributions, or on amounts derived from increases in a Fund's net asset value per share. In determining whether a contingent deferred sales charge will be payable and, if so, the percentage charge applicable, shares acquired through reinvestment and then shares held the longest will be considered the first to be redeemed. The contingent deferred sales load will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump-sum or other form of distribution following retirement, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Internal Revenue Code, or on any redemption that results from a tax-free return of an excess contribution pursuant to
Section 408(d)(4) or (5) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and
(vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio. Class T Shares convert to Class A shares at the end of the month which is the later of (i) eight years after the Class T Shares were purchased or (ii) May 31, 1998. The holding period for determining the deferred sale load, if any, of Class T shares purchased with proceeds from Advantage Insured Account shares includes any holding period applicable to the withdrawal charge on such account.

  For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B or Class T shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B or Class T shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B or Class T shares in the subaccount will also convert to Class A.

--------------------------------------------------------------------------------

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

  The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below. The offering price so determined becomes effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price next determined, provided the order is received by the Underwriter prior to its close of business. The dealer is responsible for the timely transmission of orders to the Underwriter. The Underwriter's commission is the sales charge shown below less any applicable discount or commission "reallowed" to selected dealers and agents. The Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table. In this regard, the Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

                             CLASS A SALES CHARGES

                                                                                                                CONCESSION TO
                                                                                     % OF NET        % OF       DEALERS AS A %
                                                                                      AMOUNT       OFFERING      OF OFFERING
AMOUNT OF PURCHASE                                                                   INVESTED       PRICE           PRICE
---------------------------------------------------------------------------------  ------------  ------------  ----------------
Up to $99,999....................................................................         4.99%         4.75%          4.00%
$100,000 to 249,999..............................................................         3.90          3.75           3.10
250,000 to 499,999...............................................................         2.83          2.75           2.30
500,000 to 999,999...............................................................         2.04          2.00           1.70
*1,000,000 and above.............................................................       --            --            --

--------------

* The Underwriter may pay investment dealers or financial service firms a commission from its own resources of up to 1.00% of the amount invested for amounts from $1,000,000 to $2,499,999, up to 0.50% on amounts of $2,500,000 to $4,999,999 and up to 0.25% on amounts of $5 million and above. Class A shareholder accounts of brokers qualifying for the full commission are subject to a 1% contingent deferred sales charge (scaled down to 0.50% for amounts of $2.5 million or more, and 0.25% on amounts over $5 million) if the account is redeemed within eighteen months after the date of purchase, for the purpose of reimbursing the Underwriter for commissions paid to the dealer.

                          PURCHASES AT NET ASSET VALUE

  Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following: (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) the Adviser or any of its affiliated companies, (ii) the Funds or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code or plans under Section 457 of the Internal Revenue Code, provided that such shares are purchased by an employer sponsored plan with at least 100 eligible employees. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund(s) is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

             HOW TO OBTAIN REDUCED SALES CHARGES ON CLASS A SHARES

  Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described below.

  RIGHTS OF ACCUMULATION. A Purchaser may qualify for reduced initial sales charges based upon the Purchaser's existing investment in shares of the Funds at the time of purchase. The applicable sales charge is determined by aggregating the dollar amount of the new purchase and the greater of the Purchaser's total
(i) net asset value or (ii) cost of all shares owned in the Funds sold subject to a front-end sales charge and/or designated as "Class A" shares then held by such Purchaser, and applying the sales charge applicable to such aggregate.

  In order to obtain this discount, the Underwriter (if a purchase is made through an investment dealer) or Transfer Agent (if made by mail) must be provided with sufficient information, including the Purchaser's total cost at the time of purchase, to permit verification that the Purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. The privilege of cumulative quantity discounts may be modified or discontinued at any time.

  LETTER OF INTENT. Purchasers may also qualify for reduced sales charges by signing a Letter of Intent ("LOI"). This enables the Purchaser to aggregate purchases over a 13-month period of all Funds sold subject to a front-end sales charge and/or designated as "Class A" shares. The sales charge is based on the total amount invested during the 13-month period. A 90-day back-dated period can be used to include earlier purchases (with a partial retroactive downward adjustment in an amount equal to the commission paid to the broker-dealer); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicted in the LOI. A shareholder must notify the Transfer Agent whenever a purchase is being made pursuant to a LOI.

  The LOI is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or on subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

--------------------------------------------------------------------------------

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES

  Investors choosing the deferred sales charge alternative purchase Class B shares at net asset value per share without the imposition of a sales charge at the time of purchase. Class B shares are sold without an initial sales charge so that the full amount of the investor's purchase payment will be invested. However, investors who redeem their shares within five years of the date of purchase will be subject to the contingent deferred sales charge described below.

  Proceeds from the contingent deferred sales charge are paid as compensation to, and are used in whole or in part by, the Underwriter to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

  CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rate set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from investment of dividends or capital gains distributions.

  The Underwriter intends to pay investment dealers a sales commission of 4% of the sale price of Class B shares sold by such dealers, subject to future amendment or termination. The Underwriter will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the payment of such sales commission, plus financing costs and related marketing expenses.

  The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

                                                                                           CONTINGENT DEFERRED SALES
                                                                                           CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                                                     DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------------  -------------------------------
First.................................................................................                     5%
Second................................................................................                     4%
Third.................................................................................                     3%
Fourth................................................................................                     2%
Fifth.................................................................................                     2%
Thereafter............................................................................                     0%

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares, Class T shares held for more than four years in the shareholder's Fund account or Class C shares held for over one year, second of Class B shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions, and third of shares held longest during the five-year period, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If, at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).


  The contingent deferred sales charge is waived on redemptions of shares (a) following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code, of a shareholder if redemption is made within one year of the death or disability of the shareholder, as relevant; (b) in connection with redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted by the Funds provided, however, that such withdrawals shall not exceed in any calendar year 7% (9% in the case of the High Total Return Fund and the High Yield Fund) of the original principal amount invested (any excess being assessed the applicable deferred sales charge, if any), and provided further that the redeeming shareholder reinvests all dividends and capital gain distributions during his/her participation in the withdrawal plan; (c) in connection with a partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump-sum or other form of distribution following retirement, or after attaining the age of 59 1/2 in the case of an IRA, Keogh plan or custodial account pursuant to Section 403(b)(7) of the Internal Revenue Code, or on any redemption resulting from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; and (d) in connection with the exercise of certain exchange privileges among Class B shares of the Funds, including shares of the Class B Account of the Money Market Portfolio.


  CONVERSION FEATURE. Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

--------------------------------------------------------------------------------

LEVEL SALES CHARGE ALTERNATIVE -- CLASS C SHARES

  Investors choosing Class C shares purchase shares at net asset value without imposition of a sales charge at the time of purchase. Class C shares are sold without an initial sales charge so that the Fund invested in will receive the full amount of the investor's purchase payment. Investors who redeem their shares within one year of the date of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the market value of the investment or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price nor on shares derived from investment of dividends or capital gains distributions during the first year of investment.

  The Underwriter intends to pay investment dealers a sales commission of 1% of the sale price of Class C shares sold by such dealers, subject to future amendment or termination. The Underwriter will retain the distribution fee assessed against Class C shareholders in the first year of investment, and the entire amount of the contingent deferred sales charge paid by Class C shareholders upon redemption in year one, in order to compensate the Underwriter for providing distribution related services to the Funds in connection with the sale of Class C shares, and will be used in whole or in part to reimburse the Underwriter for the commissions (and any related financing costs) paid to dealers at the time of purchase. The contingent deferred sales charge on Class C shares will be waived under the same circumstances as those set forth above for Class B shares; provided, however, that the waiver on exchanges is applicable only on exchanges for the same class of shares of another Northstar Advantage Fund. There is no conversion feature associated with Class C shares; therefore Class C shareholders will be subject to the higher distribution fee associated with such shares for the life of the shareholder's investment.

                    INVESTOR ACCOUNTS AND SERVICES AVAILABLE
----------------------------------------------------------------------
  An account will be opened for each investor after an initial investment is made. Class T shareholders wishing to add to their investment or to purchase shares of another Fund must opt to purchase Class A, Class B or Class C shares of the Fund, and the Transfer Agent will establish a new account for the shareholder in another Class of a Fund selected by the shareholder. Shares purchased will be held in the shareholder's account by the Transfer Agent which may forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in the investor's account. Requests for assistance or additional information should be directed to the Adviser at (800) 595-7827.

  The Funds mail periodic reports to shareholders. Only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact the Adviser to request additional copies of shareholder reports.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS REINVESTMENT OPTIONS

  Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through any one of the following options:

1. Income dividends and capital gain distributions both paid in additional shares of the same class of a designated Fund at net asset value;

2. Income dividends paid in cash and capital gain distributions paid in additional shares of the same class of a designated Fund at net asset value; or

3. Income dividends and capital gain distributions both paid in cash.

  If a shareholder does not indicate which option is preferred upon the opening of an account, both income dividends and capital gain distributions will be paid in additional shares of the Fund from which the investor earned such distributions. Class T shareholders may elect only to receive all distributions in cash or to reinvest in additional shares, regardless of whether such distribution is an income dividend or a capital gains distribution. In addition, Class T shareholders opting to reinvest dividends and capital gains may only invest such proceeds in the Fund making the distribution. Payment options may be changed at any time by notifying the Adviser in writing. Any income dividends that are reinvested and any capital gains distributed in shares are credited at the ex-date's net asset value (without any sales charge) as of the close of business on their payment dates.

  If a shareholder selects either Option Number 2 or Option Number 3 above, and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, each Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

  Shareholders may elect to purchase shares (other than Class T shares) through the establishment of an Automatic Investment Plan, in which case the minimum investment in order to open an account is $25. An Automatic Investment Authorization Form (available on request from the Adviser) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his or her Fund account ($25 per month minimum). The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Automatic Investment Plans are not available with respect to Class T shares.

--------------------------------------------------------------------------------

WITHDRAWAL PROGRAM


  A shareholder owning $5,000 or more worth of shares of a Fund in book-entry form, as determined by the then current net asset value per share, may establish a withdrawal program with the Fund and provide for the payment monthly or quarterly of any requested dollar amount ($50 minimum per payment) from his account to his order. Withdrawal programs are not available with respect to Class T shares. A sufficient number of full and fractional shares will be redeemed to make the designated payment. The purchase of shares while participating in a withdrawal program will ordinarily be disadvantageous to the investor, since a sales charge will be paid by the investor on the purchase of shares at the same time the shares are being redeemed in the case of Class A shares. For this reason, shareholders may not maintain an Automatic Investment Plan while participating in the withdrawal program. In the case of Class A, Class B or Class C shares subject to a contingent deferred sales charge, unless the investor qualifies for a waiver (described above), the investor may incur a sales charge at the time of each withdrawal. A Fund may terminate an investor's withdrawal program if the account value falls below $5,000 due to the transfer or redemption of shares from the account. See the enclosed application form.


--------------------------------------------------------------------------------

TAX-SHELTERED RETIREMENT PLANS

  Shares of the Funds may be offered in connection with the following qualified prototype retirement plans: IRA and Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations. Call or write Northstar for further information.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGES

  Shareholders may exchange shares of a Fund for the same class of shares of another Fund. Exchange requests in proper form will be honored prior to 4:00 p.m. Eastern time. Shareholders may also exchange their shares for shares of The Cash Management Fund of Salomon Brothers Investment Series (an open-end management investment company comprised of various portfolios, hereafter referred to as "Money Market Portfolio," that is not one of the Funds, but is available by purchase or exchange through the Underwriter). The following conditions must be met for all exchanges among the Funds and the Money Market
Portfolio: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (3) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;

(4) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) a properly executed exchange request has been received by the Transfer Agent.

  Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without a sales charge; provided, however, in the case of exchanges from the Money Market Portfolio into Class A shares of a Fund, a sales charge will be imposed in accordance with the sales charge table that is applicable to direct purchases of the Acquired Shares. Such charge will not be imposed, however, if the Exchanged Shares were acquired or deemed to be acquired in an exchange from Class A shares of a Fund. Collection of the CDSC will be deferred on shares subject to a CDSC that are exchanged for shares of the same class of another Fund, or converted to shares of the Money Market Portfolio. Under these circumstances, the combined holding period of shares in each Fund, or in a Fund and the Money Market
Portfolio, shall be used to determine the CDSC at the time of redemption, if any.

  Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Adviser generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

  Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund and the Money Market Portfolio have different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

  The exchange of shares from one Fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. ("See Dividends, Distributions and Taxes" for information concerning the federal income tax treatment of a disposition of shares.)

  TELEPHONE EXCHANGES. Arrangements have been made for the acceptance of instructions by telephone to exchange Class A, B or C shares held in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Telephone exchanges are not available with respect to Class T shares. Neither the Adviser, the Underwriter nor the Funds will be liable for any loss, damages, expense or cost arising out of any telephone exchange effected in accordance with the Funds' telephone exchange procedures, upon instructions believed to be genuine. Shareholders who elect the telephone exchange option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided however, that the Funds shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund or its agent will require all individuals delivering telephone instructions to provide specific information to identify themselves as the account holder, such as the name in which the account is registered, the account holder's social security number, account number, and broker of record. In the absence of such procedures or should the Fund or its agents for any reason fail to follow such procedures, the Fund or its agents may be liable for losses due to unauthorized or fraudulent telephone instructions. Further information and telephone exchange forms are available from the Transfer Agent or Underwriter.

                              HOW TO REDEEM SHARES
----------------------------------------------------------------------
  Shareholders have the right to have a Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form. (See "How Net Asset Value Is Determined.") In the case of Class B, Class C and Class T share redemptions and in limited circumstances, Class A redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares. (See "Alternative Sales Arrangements" above.) The Transfer Agent requires a written request, with the signature guaranteed by an eligible guarantor institution, as determined in accordance with procedures established by the Transfer Agent. The Transfer Agent may waive the signature guarantee requirement in the case of book-entry share redemption requests of less than $50,000 if the proceeds are payable to the account as registered and mailed to the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to a Fund through dealers who are members of the selling group. The redemption price in such case will be the price as of the close of the

New York Stock Exchange on that day, provided the order is received by the dealer prior to the close of the Exchange and is transmitted to the Underwriter prior to the close of its business. The dealer is responsible for the timely transmission of orders to the Underwriter. No service charge is made by a Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within three days. Redemptions may not be effected until the check used for the purchase has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check; however, redemption proceeds will be forwarded promptly upon clearance.


  In certain circumstances, such as for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, the Transfer Agent may request additional documentation which it believes necessary to ensure proper authorization. In the case of corporations and other associations, the Transfer Agent will require a stock power or letter of instruction signed descriptively by an authorized officer with the signature guaranteed, together with a copy of the authorizing corporate resolution, certified by an officer other than the officer who signed the stock power form or letter of instruction. In the case of partnerships, the stock power or letter of instruction must be signed descriptively by a general partner. Additional documentation including, but not limited to, trust instruments, death certificates, or evidence of
appointment   of  executor   or  administrator   may  be   required  in  certain
circumstances.

  To avoid delay in redemption or transfer, shareholders having questions about specific requirements, including eligible guarantor institutions, should contact the Adviser at (800) 595-7827. Redemption requests will not be honored until all required documents in the proper form have been received.


  TELEPHONE REDEMPTIONS. Shareholders holding shares in book-entry form may authorize the Funds to accept telephone redemptions. Telephone redemptions are not available with respect to Class T shares. Shareholders may redeem up to $50,000 worth of their shares by telephoning the Adviser prior to 4:00 p.m. Eastern time. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than three days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Funds shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Information on this service is included in the Application and is available from the Adviser. Neither the Adviser, Underwriter nor the Funds will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Funds' telephone redemption procedures, upon instructions believed to be genuine. Shareholders who utilize the telephone redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone redemption option, including risk of unauthorized use; provided, however that the Funds shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund or its agent will require all individuals delivering telephone instructions to provide specific information to identify themselves as the account holder, such as the name in which the account is registered, the account holder's social security number, account number, and broker of record. In the absence of such procedures or should the Fund or its agents for any reason fail to follow such procedures, the Fund or its agents may be liable for losses due to unauthorized or fraudulent telephone instructions.


  REDEMPTION OF ACCOUNTS BY THE FUNDS. Due to the high cost of maintaining accounts with small account values, each Fund reserves the right to close all accounts that have been in existence for at least one year and have a value that is less than $500. In such cases, shareholders will receive 60 days' written notice during which time they shall have the right to bring the value up to $500 or more. If the account value is not raised to $500 or more during that time period, the Fund will redeem all shares in the account and send the proceeds to the shareholder's address of record. Shareholders holding shares whose cumulative value has decreased below the minimum amount of $500 shall not be subject to this policy in those instances in which the decrease in account value has occurred solely as a result of market price fluctuations.

  Each Fund reserves the right to close all accounts of a shareholder who has failed to provide a social security number or other taxpayer identification number and certification (if required) that such number is correct.

  REINSTATEMENT PRIVILEGE. Shareholders have a one time privilege of reinstating their investment into any of the Funds, subject to the terms of exchange (see "Exchange Privileges") at the net asset value next determined after the request for reinstatement is made. For Federal income tax purposes, a redemption and reinstatement will be treated as a sale and purchase of shares; special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinstatement must be received by the Underwriter within 30 days of the redemption, accompanied by payment for the shares (not in excess of the redemption). Shareholder accounts will be credited with an amount equal to any CDSC (or pro rata portion thereof for a partial reinstatement) assessed at the time of redemption.

                               DISTRIBUTION PLANS
----------------------------------------------------------------------
  Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for each class of shares of that Fund (collectively, the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund. Pursuant to the Plans, each Fund shall pay the Underwriter 0.30% annually of the average daily net assets of each Fund's Class A shares, 1.00% annually of the average daily net assets of each Fund's Class B and Class C shares, and 0.95% annually of the average daily net assets of each Fund's Class T shares in the case of the Growth Fund, Special Fund and Strategic Income Fund, 0.75% annually of the average daily net assets of the Class T shares in the case of the Income Fund and 0.65% annually of the average daily net assets of the Class T shares in the case of the Government Securities Fund and High Yield Fund. Under the NASD rules, fees of this type are limited to 0.75% annually for sales charges and 0.25% annually for service fees, with an aggregate limit of 6.25% of new gross sales after inception of a 12b-1 plan plus interest on outstanding balances at the prime rate plus 1% per annum.

  Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of a Fund (including underwriting fees and finance charges related to the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of the Dealer Agreement for the Funds for services rendered in connection with the sale and distribution of shares of each Fund and provision of shareholder services; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds, (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing each Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and
(vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion of such amount paid to the Underwriter may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee, the Underwriter expects to pay a quarterly fee to qualifying broker/dealers firms, as compensation for providing personal services to shareholders and/or for the maintenance of shareholder accounts with respect to shares sold by such firms. In order to receive Service Fees under the Plans, participants must meet such qualifications to be established in the sole discretion of the Underwriter. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are paid or reallowed to such firms. To the extent that the entire amount of such Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished to shareholders by the Underwriter. With respect to the Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for servicing Class T shareholder accounts and reimbursement for its prior distribution and shareholder servicing activities in connection with Class T shares.


  The amount paid to the Underwriter under the early years of any Plan relating to a newly established fund or class is not likely to reimburse the Underwriter for the total distribution expenses it will actually incur as a result of the fund having fewer assets and the Underwriter incurring greater promotional expenses during the start-up phase. However, if in any year the amount paid pursuant to a Plan exceeds the amount of expenses incurred by the Underwriter, the Underwriter will realize a profit from these arrangements.


  If the Plans are terminated in accordance with their terms, the obligations of the Funds to reimburse the Underwriter for distribution related expenses incurred after the date of termination will cease. However, subject to approval by the Trustees in accordance with the Plans of the Class A, B and C shares, and the annual limitations on payment, the Underwriter may be entitled to payment for unreimbursed expenses made prior to termination of such Plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------------
  The following discussion is intended for general information only. An investor should consult with his or her own tax advisor as to the tax consequences of an investment in a Fund.


  Each Fund intends to distribute to shareholders substantially all of its net investment income and any net capital gains. It is intended that dividends from net investment income will be paid monthly on the High Total Return Fund, the Government Securities Fund, the High Yield Fund and the Strategic Income Fund and quarterly on each of the other Funds; each Fund intends to distribute any net undistributed short-term capital gains and net long-term capital gains, if any, at least annually.

  In order to maintain a more stable monthly distribution, the High Total Return Fund, the Government Securities Fund, the High Yield Fund and the Strategic Income Fund may at times pay out more or less than the entire amount of its net investment income and short-term capital gains earned in any particular period. As a result, the distributions paid by these Funds for any particular period may be more or less than the amount of net investment income and short-term capital gains actually earned by the Fund during such period. There can be no assurance that any amounts retained by the Government Securities Fund, the High Yield Fund and the Strategic Income Fund will be available for future distribution.


  Current realized capital gains of a Fund distributed during the course of a fiscal year may be offset by the subsequent realization of capital losses later in that year. This could result in treatment of all or a portion of such distributions as a return of capital. Distributions constituting returns of capital may also arise as a result of differences between federal income tax rules and the accounting principles adopted by the Funds. Shareholders are not subject to current federal income tax on returns of capital, but their basis in their shares would be reduced by the amount of the return of capital. To the extent that the amount of any such return of capital distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as a gain from a sale or exchange of the shares. A more detailed description of certain tax consequences to shareholders is set forth in the Statement of Additional Information under the heading "Dividends, Distributions and Taxes." The Government Securities Fund, the High Yield Fund and the Strategic Income Fund will each adjust their distribution rate from time to time in an effort to avoid or minimize any returns of capital. Distributions made by a Fund which constitute a return of capital will reduce the Fund's net asset value and may impair its ability to achieve its investment objectives concerning preservation of principal or capital appreciation.

  Each Fund intends to continue to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.

  Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Each year the Fund will notify shareholders of the tax status of dividends and distributions.

  Investments in zero coupon securities will result in income to a Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

  Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

  Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

  Fund distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors regarding the particular tax consequences of an investment in a Fund.

                              GENERAL INFORMATION

----------------------------------------------------------------------
ORGANIZATION OF THE FUNDS



  The Northstar Advantage Trust (the "Trust") and each separate Fund is organized under Massachusetts law as a business trust. The Trust's Declaration of Trust, as amended and each Fund's Amended and Restated Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. As of the date of this Prospectus, each Fund within the Trust has three classes of shares; each of the remaining Funds has four classes of shares.


  The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

  Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for each Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of a Fund solely by reason of being or having been a shareholder of a Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

--------------------------------------------------------------------------------

REGISTRATION STATEMENT


  This prospectus does not contain all the information included in the Registration Statement filed for each Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. Each Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    APPENDIX
--------------------------------------------------------------------------------
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S NOTE RATINGS

  Moody's Short-Term Loan Ratings -- Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

  Rating symbols and their meanings follow:

  MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

  MIG-3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  MIG-4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

  baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

  ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

  c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

--------------------------------------------------------------------------------

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------------------------------------------------------------------------------

DESCRIPTION OF S&P NOTE RATINGS

  An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note ratings are as follows:

  SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

  SP-2 -- Satisfactory capacity to pay principal and interest.

  SP-3 -- Speculative capacity to pay principal and interest.

  DEMAND BONDS. S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/ A-1+"). For the newer "Demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

--------------------------------------------------------------------------------

DESCRIPTION OF S&P PREFERRED STOCK RATINGS

  AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

  C: A preferred stock rated C is a non-paying issue.

  D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS BY FITCH INVESTOR SERVICES, INC. ("FITCH"):

  AAA -- Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "A" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

  A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "AAA" category.

  NR -- indicates that Fitch does not rate the specific issue.

  Conditional -- A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  Suspended -- A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  Withdrawn -- A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FitchAlert -- Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

  Credit Trend -- Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain.

  Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

  FitchAlert speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" and "B") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment, that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

  BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS BY DUFF & PHELPS CREDIT RATING CO. ("D&P"):

               Highest credit quality. The risk factors are only slightly more than for risk-free
Triple A       U.S. Treasury debt.

Double A       High credit quality. Protection factors are strong. Risk is modest but varies
High           slightly from time to time because of economic conditions.
Middle
Low

Single A       Good quality investment grade securities. Protection factors are average but
High           adequate. However, risk factors are more variable and greater in periods of
Middle         economic stress.
Low

Triple B       Below average protection factors but still considered sufficient for institutional
High           investment. Considerable variability in risk during economic cycles.
Middle
Low

Double B       Below investment grade but deemed likely to meet obligations when due. Protection
High           factors fluctuate according to economic conditions. Overall quality may move up or
Middle         down frequently within the category.
Low

Single B       Below investment grade and possessing risk that obligations will not be met when
High           due. Protection factors will fluctuate widely according to economic cycles.
Middle         Potential exists for frequent changes in rating within this category or into a
Low            higher or lower quality rating grade.

                                     [LOGO]

                             PRINCIPAL UNDERWRITER
                          Northstar Distributors, Inc.
                               Two Pickwick Plaza
                              Greenwich, CT 06830


                               INVESTMENT ADVISER
                  Northstar Investment Management Corporation
                               Two Pickwick Plaza
                              Greenwich, CT 06830

                                 TRANSFER AGENT
                         The Shareholder Services Group
                                53 State Street
                             Boston, MA 02109-2873


                                 1-800-595-7827


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and, if given or made, such information or representations must not be relied upon. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom it is unlawful to make such an offer. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date.

                               TABLE OF CONTENTS

                                                    PAGE
                                                     ---
Summary.........................................          2
Table of Fees and Expenses......................          5
Financial Highlights............................         12
Investment Objectives and Policies..............         17
Risk Factors....................................         27
General Investment Strategies and Restrictions
 and Risk Considerations........................         30
Performance Information.........................         34
Portfolio Turnover..............................         34
How Net Asset Value is Determined...............         35
Management of the Funds.........................         35

                                                    PAGE
                                                     ---

How to Purchase Shares..........................         38
Alternative Sales Arrangements..................         39
Initial Sales Charge Alternative -- Class A
 Shares.........................................         40
Deferred Sales Charge Alternative -- Class B
 Shares.........................................         41
Level Sales Charge Alternative -- Class C
 Shares.........................................         42
Investor Accounts and Services Available........         43
How to Redeem Shares............................         45
Distribution Plans..............................         47
Dividends, Distributions and Taxes..............         47
General Information.............................         49
Appendix........................................        A-1

                                                               November 1, 1995



                 NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND
                    NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND
                       NORTHSTAR ADVANTAGE HIGH YIELD FUND
                   NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND
                         NORTHSTAR ADVANTAGE INCOME FUND
                   NORTHSTAR ADVANTAGE INCOME AND GROWTH FUND
                         NORTHSTAR ADVANTAGE GROWTH FUND
                        NORTHSTAR ADVANTAGE SPECIAL FUND


                               TWO PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830
                                 (203) 863-6200
                                 (800) 595-7827

                       STATEMENT OF ADDITIONAL INFORMATION


Northstar Advantage Government Securities Fund, Northstar Advantage Strategic Income Fund, Northstar Advantage High Yield Fund, Northstar Advantage High Total Return Fund, Northstar Advantage Income Fund, Northstar Advantage Income and Growth Fund, Northstar Advantage Growth Fund and Northstar Advantage Special Fund (the "Funds") are open-end diversified management investment companies, each with its own investment objectives and specific investment goals. Each Fund is a separate investment company, except for the Northstar Advantage High Total Return Fund and Northstar Income and Growth Fund, each of which is a series of the Northstar Advantage Trust, which is a separate investment company.


NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES FUND ("GOVERNMENT SECURITIES FUND") seeks to achieve a high level of current income and to conserve principal by investing in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

NORTHSTAR ADVANTAGE STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND") seeks to achieve high current income. The Fund generally allocates its investments among the following three sectors of the fixed income securities markets: debt obligations of the U.S. Government, its agencies and instrumentalities; high yield, high risk, lower rated and nonrated U.S. and foreign fixed-income securities; and investment grade debt obligations of foreign governments, their agencies and instrumentalities.

NORTHSTAR ADVANTAGE HIGH YIELD FUND ("HIGH YIELD FUND") seeks high current income and, secondarily, capital appreciation. This Fund invests primarily in long-term and intermediate-term fixed income securities, with emphasis on high yield, high risk, lower rated and nonrated corporate debt instruments.

NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND ("HIGH TOTAL RETURN FUND") is a diversified portfolio whose investment objective is to seek high income. The Fund invests primarily in a diversified group of fixed income securities which are selected for high income, including lower rated fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.


NORTHSTAR ADVANTAGE INCOME FUND ("INCOME FUND") seeks to realize income and, secondarily, capital appreciation. Basically conservative, this Fund invests in a balance of debt securities (generally investment grade), common and preferred stocks, and debt securities and preferred stocks convertible into common stock.


NORTHSTAR INCOME AND GROWTH FUND ("INCOME AND GROWTH FUND") is a diversified portfolio with the investment objective of current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in a diversified group of securities selected for their prospects of current yield and capital appreciation


NORTHSTAR ADVANTAGE GROWTH FUND ("GROWTH FUND") seeks to achieve long-term growth of capital and, secondarily, to realize income. This Fund invests principally in common stocks and, to a lesser extent, it may also invest in preferred stocks and convertible securities.

NORTHSTAR ADVANTAGE SPECIAL FUND ("SPECIAL FUND") seeks to achieve capital appreciation through investment in a diversified portfolio of equity securities selected for their potential for growth. This Fund does not seek current income. The Fund invests primarily in smaller, lesser-known companies that may be subject to greater price volatility than more mature companies.


There can be no assurance that a Fund will achieve its investment objective. In general, the assets of each Fund are kept fully invested in securities selected to meet the investment objective of each Fund; however, for temporary defensive purposes, any part of a Fund's assets may be held from time to time in cash or cash equivalents. At such times when a Fund's assets are invested for temporary defensive purposes, the Fund will not be investing in accordance with its investment objective. THE HIGH TOTAL RETURN, HIGH YIELD AND STRATEGIC INCOME FUNDS MAY NOT BE APPROPRIATE FOR ALL INVESTORS. (SEE "RISK FACTORS" IN THE CURRENT PROSPECTUS.)


Northstar Investment Management Corporation (the "Adviser") is the investment adviser for each Fund. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Funds, and Northstar Administrators Corporation is the Funds' administrator (the "Administrator"). The Underwriter and Administrator are affiliates of the Adviser.

This document is not the Prospectus of the Funds but is incorporated therein by reference and should be read in conjunction with the Prospectus dated
November 1, 1995.  Copies of the

Prospectus may be obtained upon request and without charge by contacting the Adviser at the address or phone number above.

Investment Restrictions                                 4
Other Investment Techniques                             8
Portfolio Transactions and Brokerage                   38
Services of the Adviser and Administrator              40
Net Asset Value                                        44
How to Buy Shares                                      44
Alternative Purchase Arrangements                      44
Exchange Privileges                                    46
Redemption of Shares                                   47
Dividends, Distributions and Taxes                     47
Underwriter and Distribution Services                  52
Trustees and Officers                                  56
Other Information                                      61
Performance Information                                61
Financial Statements                                   71

INVESTMENT RESTRICTIONS

I.   NORTHSTAR ADVANTAGE TRUST

     The investment objective of each of the High Total Return and Income and Growth Fund and the following investment restrictions for such Funds are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Funds to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy.

     A Fund may not: borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks or enter into reverse repurchase agreements or employ similar investment techniques, but only if immediately after such borrowing there is asset coverage of 300% and
(ii) enter into transactions in options, futures, and options on futures as described in the Fund's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Fund's assets); underwrite the securities of others; purchase or sell real property, including real estate limited partnerships (but each Fund may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts); deal in commodities or commodity contracts except in the manner described in the current Prospectus and Statement of Additional Information of the Trust; make loans to other persons (but each Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers of other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities" in the Prospectus), and may purchase or hold participations in loans in accordance with the investment objectives and policies of the Fund as described in the current Prospectus and Statement of Additional Information of the Trust; participate in any joint trading accounts; purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin; sell short, except that the Fund may enter into short sales against the box in the manner described in the current Prospectus and Statement of Additional Information for the Fund; invest more than 25% of its assets in any one industry or related group of industries; purchase a security (other than U.S. Government obligations) if as a result more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer; or purchase a security if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund.

     The following policies are non-fundamental and may be changed without shareholder approval. A Fund may not: invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation; purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder or by any state in which shares of the Fund are registered; purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of the Adviser who each own beneficially more than 1/2 of 1% of its securities; make an investment for the purpose of exercising control or management; or invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees pursuant to procedures adopted by the Fund, have determined there is no liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Fund has purchased, securities being used to cover options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees opinion may be deemed illiquid; invest in interests in oil, gas or other mineral exploration development programs (including oil, gas or other mineral leases).

     A Fund, notwithstanding any other investment policy or limitation (whether or not fundamental) set forth herein, may invest all of its assets in the securities or beneficial interests of a singly pooled investment fund having substantially the same objectives, policies and limitations as the Fund.

     As a fundamental policy, the Funds may borrow money from banks to the extent permitted under the Investment Company Act of 1940. As an operating (non-fundamental) policy, the Funds do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, the Funds will not make additional investments when its borrowings are in excess of 5% of total assets. If a Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified. This operating policy applies only to unsecured bank borrowings by each Fund and not to the use of certain investment techniques, such as reverse repurchase agreements and dollar rolls, which are generally regarded as a form of borrowing.

     In addition to the restrictions described above, each of the Funds may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those state and foreign jurisdictions where that Fund intends to offer or sell its shares. Any such additional restrictions that would have a material bearing on a Fund's operations will be reflected in the Prospectus or a Prospectus supplement and may require shareholder approval. In particular, the Trust has undertaken to South Dakota to abide by certain limitations. Specifically, for those Funds in the Northstar Advantage Trust which do not invest more than 80% of assets in debt securities, such Fund(s) shall not have more than 10% of total assets in restricted securities (which for purposes hereof shall not include 144A securities), nor more than 10% of total assets in real estate investment trusts or investment companies. Furthermore, the Funds will not invest in real estate or interests therein, excluding readily marketable securities, or in commodities futures or options.


II. NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES, STRATEGIC INCOME, HIGH YIELD, INCOME, GROWTH AND SPECIAL FUNDS

     FUNDAMENTAL INVESTMENT POLICIES. Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     These policies, which are identical for each of the Funds, provide, that a Fund may not: (i) borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings; (ii) purchase securities of any one issuer (except Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer, provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations; (iii) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter; (iv) concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities); (v) make any investment in real estate, commodities or commodities contracts, except that the Fund may: (a) purchase or sell readily marketable securities which are secured by interest in real estate or issued by companies which deal in real estate, including real estate investment and mortgage investment trusts; and
(b) engage in financial futures contracts and related options as described herein and in the Funds' Prospectus; (vi) make loans, except that the Fund may
(a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets; and (vii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities.

     NON-FUNDAMENTAL INVESTMENT POLICIES. Each Fund has adopted certain investment restrictions which may be changed at any time by the Trustees without a vote of shareholders.

     These non-fundamental limitations provide that a Fund may not: borrow money in excess of 5% of its total assets (taken at market value); (2) pledge, mortgage or hypothecate in excess of 5% of its total assets (The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets.); purchase more than 10% of the voting securities of any one issuer, except U.S. Government Securities; invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable; purchase securities of any issuer with a record of less than 3 years continuous operations, including predecessors, except U.S. Government Securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value; purchase securities on margin, except a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin); write put and call options unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions other than options on futures contracts; purchase and sell futures contracts and options on futures contracts unless the sum of margin deposits on all futures contracts held by the Fund and premiums paid on related options held by the Fund does not exceed more than 5% of the Fund's total assets unless the transaction meets certain "bona fide hedging" criteria (In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%.); invest in securities of any issuer if any officer or trustee of the Fund or any officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of the issuer and such officers, directors and trustees own in the aggregate more than 5% of the securities of such issuer; invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers which own or invest in such interests); purchase securities of any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event, a Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its total assets in another investment company and may not invest more than 10% of its total assets in other investment companies; purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements taken at the lower of cost or market value would represent more than 2% of the value of the Fund's net assets (For this purpose, warrants attached to securities will be deemed to have no value); and make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions. The Strategic Income Fund may not invest in interests of real estate limited partnerships.

OTHER INVESTMENT TECHNIQUES


I.   NORTHSTAR ADVANTAGE TRUST

     COVERED CALL OPTIONS. Each Fund may sell call options and purchase options to close out options previously written. The Funds, in return for the premium received upon the sale of a call option, gives up the opportunity to benefit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. A Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a seller.

     Because call options give the purchaser the right to purchase a specified security at a designated strike price for a limited period of time, the option is likely to be exercised only when and if the market price of the security exceeds the strike price. If the market price never exceeds the strike price during the option term, the purchaser's loss will be limited to the cash premium paid to the seller of the option. However, if the market price does exceed the strike price during the option term by an amount greater than the premium paid for the option, the purchaser may exercise the option and purchase the security at the strike price and realize a profit to the extent the proceeds exceed the amount of premiums and transaction costs. In either circumstance, the seller of the option retains the premium received for the option but foregoes any potential profit from an increase in the market price of the underlying security over the strike price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

     Each Fund will sell only covered call options, meaning that a Fund will only sell a call option on a security which it already owns. The Funds will not write call options on when-issued securities. In additions, the Funds will not sell a covered call option if, as a result, the aggregate market value of all portfolio securities of the Fund covering call options or subject to put options exceeds 10% of the market value of the Fund's net assets.

     If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have
sold, in which   case it would continue to be at market risk on the security.

     SHORT SALES. The Funds may each make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short.

     OVER-THE-COUNTER OPTIONS. The Funds may invest in Over-the-Counter options ("OTC") on U.S. Government securities. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the Options Clearing Corporation. The Adviser monitors the creditworthiness of dealers with whom a Fund enters into OTC option transactions under the general supervision of the Trustees of the Funds. If the transaction dealer fails to make or take delivery of the U.S. Government securities underlying an option it has written in accordance with the terms of the option as written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Funds will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

     STOCK INDEX OPTIONS. The Funds may purchase options to hedge against risks of broad price movements in the equity markets which in some market environments may correlate more closely with movements in the value of lower rated bonds than to changes in interest rates. When a Fund sells an option on a stock index, it will have to establish a segregated account with its custodian in which the Fund will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will have to maintain the account while the option is open. For some options, no liquid secondary market may exist or the market may cease to exist.

     PRIVATELY ISSUED COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMOS"), INTEREST OBLIGATIONS ("IOS") AND PRINCIPAL OBLIGATIONS ("PSS"). Each Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Adviser believes that such investments are consistent with the Fund's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Privately issued CMOs are per se illiquid. Multi-class pass-through securities are equity interest in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-thorough securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the source of funds used to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

     The Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgage is liquid is made by the Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. Each Fund may enter into futures contracts, options on futures contracts and foreign currency transactions. The Funds will enter into these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for the purpose of speculation.

     FUTURES CONTRACTS. Each Fund may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. A futures contract to sell a debt security or foreign currency (a "Short" futures position), creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a certain future time and price. A futures contract to purchase a debt security or foreign currency (a "long" futures position) creates an obligation by the purchase to take delivery of a specified amount of the underlying security or foreign currency at a certain future time and price. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making or taking delivery by entering into an opposite position in the same commodity on the same (or a linked) exchange.

     Upon entering into a futures contract, a Fund will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the broker. This amount, which is known as "initial margin," does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable ("marking-to-market").

     Interest Rate Futures Contracts. An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Funds may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that a Fund either holds or intends to acquire. Interest rate futures contracts currently are based on long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities"), and 90-day commercial paper.

     Foreign Currency Futures Contracts. A foreign currency futures contract provides for the future sale and purchase of a specified amount of a certain foreign currency at a stated date, place and price. The Funds may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of United States dollars for another currency. At present, foreign currency futures contracts are based on British pounds, German deutschmarks, Canadian dollars, Japanese yen, French francs, Swiss francs, and ECUs.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts.

     The purchase of an option on an interest rate futures contract will give the Funds the right to enter into a futures contract to purchase (in the case of a call option) or to enter into a futures contract to sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs. A call option sold by a Fund exposes the Fund during the term of the option to the possible loss of an opportunity to realize appreciation in the market price of the underlying security or to the possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. In selling puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

     Options on Interest Rate Futures. Each Fund may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rate. Each Fund may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The Funds may sell put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.

     Options on Foreign Currency Futures. The purchase of options on foreign currency futures contracts gives each Fund the right to enter into a futures contract to purchase (in the case of a call option) or to sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures currently are available with respect to British pounds, German deutsche marks and Swiss francs. The Funds may purchase options on foreign currency futures as a hedge against fluctuating currency values.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds may engage in foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds may conduct currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures or forward contracts to purchase or sell currency. The Fund's dealings in foreign currency exchange contracts is limited to hedging.

     Forward Foreign Currency Contracts A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. Forward currency contracts are entered into in the interbank market on a principal basis directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers, and therefore generally involve no margin, commissions or other fees. Forward currency contracts will establish a rate of exchange that can be achieved in the future and thus the risk of loss due to a decline in the value of the hedged currency increases.

     Options on Foreign Currency. The Funds may also purchase and sell put and call options for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchasers, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) or to buy (in the case of a call option) the underlying currency at a specified price until the option expires. The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the United States dollar.

     Currency options traded on United States of other exchanges may be subject to position limits, which may affect the ability of the Fund to hedge its positions. The Funds will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

     The Funds may purchase or sell options on currency only when the Adviser believes that a liquid secondary market exists for these option; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.

     RISK FACTORS AND SPECIAL CONSIDERATIONS. Futures Contracts and Related Options. The Funds will not use leverage when it enters into long futures contracts or related options. For each long position that a Fund enters into, it will segregate cash or cash equivalents having a value equal to the market value of the contract as collateral with the custodian of the Fund. A Fund will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on a Fund's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of that Fund's assets.

     Using futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that a Fund may underperform a fund that does not make use of these instruments; (3) the risk that no active market will be available to offset a position; and (4) the risk that the Adviser will not be able to predict correctly movements in the direction of the interest rate and foreign currency markets. Loss from futures transaction is potentially unlimited.

     Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, a Fund might be prevented from liquidating unfavorable positions and thus incur losses. In certain situations, a Fund might be unable to close a position and might also have to make daily cash payments of variation margin.

     Foreign Currency Exchange Transactions. Foreign currency futures contracts and related options, forward foreign currency contracts and options on foreign currency may be traded on foreign exchanges. The regulation of transactions on these exchanges may be less extensive than the regulation of United States exchanges. The funds will trade only those options approved by the CFTC.

     Transactions on foreign exchanges also may not involve a clearing mechanism and related guarantees and may be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be affected adversely by (1) foreign, political, legal and economic factors; (2) a lack of information on which to make trading decisions compared to that which is available in the United States; (3) a delay in the ability to act on significant events occurring in the foreign markets during non-business hours in the United States, (4) different exercise and settlements terms from those imposed in the United States; and (5) less trading volume than occurs on United States exchanges.

In addition, foreign exchanges offer less protection against defaults in the forward trading of currencies than is available on United States exchanges. Because a forward foreign currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or would force the Fund to cover its commitments for purchase of resale, if any, at the current market price.

II. NORTHSTAR ADVANTAGE GOVERNMENT SECURITIES, STRATEGIC INCOME, HIGH YIELD, INCOME, GROWTH AND SPECIAL FUNDS

     OPTIONS AND FUTURES STRATEGIES. The Adviser may at times seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund through the writing and purchase of options and the purchase and sale of financial futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the current return of the Funds employing these hedging strategies. In addition, the Adviser may seek to increase the current return of a Fund's portfolio by writing covered call or secured put options.

     The ability of the Funds to engage in options and futures strategies described below will depend on the availability of liquid markets in such instruments. Accordingly, no assurances can be given that the Funds will be able to use these instruments effectively for the purposes stated below. Options and futures transactions will involve certain risks which are described below under "Risks of Options and Futures Strategies." The Funds will not engage in options and futures transactions for leveraging purposes.

     Writing Covered Options on Securities. Each Fund may write covered call options and covered put options on securities of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its investment objectives. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated price.

     A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write secured put options. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at its custodian bank cash or short-term U.S. Government Securities, or, in the case of the Strategic Income Fund, short-term debt obligations, with a value equal to or greater than the Fund's obligation under the option. The Funds may also write combinations of secured puts and covered calls on the same underlying security.

     A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

     A Fund may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     When a Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin", or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

     Purchasing Put and Call Options on Securities. Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund purchasing the put option might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund purchasing the call option might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

     Each Fund does not intend to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by a Fund at the time of such transaction would exceed 5% of the total assets of such Fund.

     Risk Factors in Options Transactions. The successful use of a Fund's options strategies depends in large part on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price rose instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's view that the price of the underlying security would rise, but the price fell instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, the Funds could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund, as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when United States markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

     Over-the-Counter Options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter ("OTC") options purchased by a Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Funds intend to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by a Fund, only pursuant to an agreement that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Funds not to enter into any OTC option transaction if, as a result, more than [15%] of the Fund's net assets would be invested in
(i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund,
(iii) securities which are not readily marketable, and (iv) repurchase agreement maturing in more than seven days.

     Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

     A Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Funds will fall, thus reducing their net asset value. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Fund's average yield as a result of the shortening of maturities.

     The sale of financial futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

     A Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called variation margin or "maintenance margin" to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     Options on Futures Contracts. A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. A Fund may use options on futures contracts in lieu of purchasing or writing options directly on the underlying securities or purchasing and selling the underlying futures. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts, rather than purchasing such futures, to hedge against possible increases in the price of debt securities which the Fund intends to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     A Fund, when engaging in transactions in futures and related options on such futures will be required to deposit initial margin and variation margin to reflect changes in the value of the futures contract. See the discussion above under "Futures Contracts". Brokers may establish deposit requirements higher than exchange minimums.

     Limitations. A Fund will not purchase or sell futures contracts or options on futures contracts or indices if, as a result, the sum of the margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the Fund's total assets. In addition, with respect to each futures contract purchased or long position in an option, the Fund will set aside in a segregated account at its custodian bank an amount of cash or short term U.S. Government Securities equal to the total market value of such contracts less the initial margin deposited therefor.

     A Fund will sell futures contracts only to offset expected declines in the value of portfolio securities, and the value of such futures contracts will not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis-a-vis the futures contracts).

     Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if a Fund has hedged against the possibility of decline in the values of its investment and the values of its investments increase instead, the Fund will have lost part or all of the benefit of the increase through payments of daily maintenance margin. A Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The successful use of these strategies also depends on the ability of the Adviser to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the portfolio of a Fund using these strategies diverges from the composition of the relevant option or futures contract.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     The effective use of options and futures strategies by a Fund depends, among other things, on the Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds generally expect that their options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. The Staff of the Securities and Exchange Commission considers over-the-counter options and securities underlying them to be illiquid. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     For instance, to reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for particular futures contracts or options. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities issued by a governmental entity, the Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specific option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund had sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the Fund's tax-exempt securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury security futures, and the values of U.S. Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the U.S. Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio. The Adviser will seek to reduce this risk by monitoring movements in markets for U.S Treasury security futures and options and for tax-exempt securities closely.

     Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. A Fund may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     The successful use of index futures by a Fund for hedging purposes is also subject to the Adviser's ability to predict movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part of all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time period.

     Options on Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. The delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index of options. Those who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     Options on Indices. As an alternative to purchasing call and put options on index futures, a Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

     INDEX WARRANTS - STRATEGIC INCOME FUND.      The Strategic Income Fund may
purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index
warrants").   Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Strategic Income Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Strategic Income Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Strategic Income Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security, issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the instruments acquired by a Fund (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. The Adviser will use standards set by the relevant Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with such Fund. In addition, no more than an aggregate of 15% of a Fund's net assets, at the time of investment, will be invested in illiquid investments including repurchase agreements having maturities longer than seven days.

     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by the Funds, excluding the Strategic Income Fund and the Northstar Advantage Trust, on March 5, 1991, the Funds, excluding the Strategic Income Fund and the Northstar Advantage Trust, may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.


     The use of repurchase agreements by a Fund involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, a Fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

     As an alternative to using repurchase agreements, a Fund may from time to time invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitation described herein.


     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. Each Fund may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Reverse repurchase agreements and dollar roll agreements are considered a form of borrowing, and a Fund is required to have asset coverage of 300% immediately after entering into any such transaction. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its Custodian containing cash, U.S. government securities, or other liquid assets from its portfolio having a value not less than the repurchase price (including accrued interest). A Fund's ability to enter into reverse repurchase agreements and dollar roll agreements is limited by restrictions on borrowings, by the requirement to maintain assets in segregated accounts, and by requirements relating to the Fund's status as a regulated investment company under the Internal Revenue Code.


     Reverse repurchase agreements and dollar roll transactions involve the use of "leverage", when cash made available to the Fund through the investment technique is used to make additional portfolio investments. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Because leveraging involves special risks, the Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return. The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. The use of leverage may be considered speculative.



     While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may also involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.


     LENDING PORTFOLIO SECURITIES. A Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. A Fund loaning securities will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government Securities. A loan may be terminated at any time by either the Fund loaning the securities or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Funds may pay reasonable finders, administrative and custody fees in connection with loans of their portfolio securities.

     As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms considered by the Adviser to be creditworthy under guidelines adopted by the Trustees.

     FORWARD COMMITMENTS. Each Fund may enter into forward commitments to purchase securities. An amount of cash or short-term U.S. Government Securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although a Fund will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if the Adviser deems it advisable to do so. A Fund entering into the forward commitment may realize short-term gains or losses in connection with such sales.

     The Strategic Income Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Strategic Income Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.
Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gains or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date of the commitment was entered into.

     FLOATING OR VARIABLE RATE INSTRUMENTS. The Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest, which bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or the stockholder's agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, the banks may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security which is readily marketable and valued in the customary manner, a Fund will not assign any separate value to such right.

     ZERO COUPON TREASURY SECURITIES. Each Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes. A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a price which is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

     Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Funds may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.

     Stripped interests in U.S. Treasury securities that are not issued through the U.S. Treasury's STRIPS program are not considered to be U.S. Government Securities.

     Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though during the year no interest payment on the security is received in cash.

     ADDITIONAL INFORMATION ON GNMAS. A substantial portion of the assets of the Government Securities Fund have at various times been invested in obligations of the Government National Mortgage Association (popularly called GNMAs or Ginnie Maes). Other Funds may also invest in GNMAs from time to time. The following is additional information concerning GNMAs which supplements the information presented in the Prospectus.

     GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Funds purchase "modified pass-through" type GNMA Certificates for which principal and interest are guaranteed, rather than the "straight pass through" Certificates for which such guarantee is not available. The Funds also purchase "variable rate" GNMA Certificates and may purchase other types which may be used with GNMA's guarantee.

     GNMA Certificates are created by an "issuer," which is a Federal Housing Administration ("FHA") approved lender, such as mortgage bankers, commercial bankers and savings and loan associations, who also meet criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment for the guarantee of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or as a result of foreclosure, such principal payments are passed through to the Certificate holders (such as a Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rights, it is not possible to accurately predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single-family dwelling mortgages have an average life of approximately 12 years. To the extent mortgage rates on the mortgages which underlie GNMA Certificates are greater than or less than prevailing market mortgage rates, the average life of a GNMA Certificate may be less than or more than 12 years. Generally, GNMA Certificates bear a "coupon rate" which represents the effect of FHA-Veterans Administration mortgage rates for the underlying pool of mortgages, less 0.5% which constitutes the GNMA and issuer's fees. For providing its guarantee, GNMA currently receives an annual fee of 0.06% of the outstanding principal on Certificates backed by single-family dwelling mortgages, and the issuer currently receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The portion of the monthly payment which represents a return of principal may be reinvested by a Fund holding the GNMA in then-available GNMA obligations which may bear interest at a rate higher or lower than the obligation from which the payment was received, or in a differing security. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates this potential for prepayment may reduce the general upward price increase of GNMA Certificates which might otherwise occur. As with other debt instruments, the price of GNMA Certificates is likely to decrease in times of rising interest rates. Price changes of the GNMA Certificates held by a Fund have a direct impact on the net asset value per share of the Fund.

     When interest rates rise, the value of a GNMA Certificate will generally decline. Conversely, when rates fall, the GNMA Certificate value may rise, although not as much as other debt issues due to the prepayment feature.

     The GNMA guarantee of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under the guarantee.

     Although the securities in the Government Securities Fund's portfolio are guaranteed as to principal and interest by the U.S. Government or its instrumentalities, the market value of these securities, upon which daily net asset value is based, may fluctuate based upon such factors as changing interest rates. As a result, the price per share the shareholder receives on redemption may be more or less than the price paid for the shares. The dividends per share paid by the Government Securities Fund may also vary.

     FOREIGN SECURITIES. Each Fund, except Government Securities Fund, may invest up to 20% of its net assets in foreign securities, of which 10% of its net assets may be invested in foreign securities which are not listed on a U.S. securities exchange. Strategic Income Fund, in particular, may invest up to the limit of its total assets specified in the Prospectus in securities principally traded in markets outside the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. Foreign investments can be effected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local, political or economic developments, expropriation or nationalization of assets and imposition of withholding tax or variations in foreign exchange rates. A Fund may purchase and sell forward foreign currency contracts. These represent agreements to purchase or sell specified currencies at specified dates and prices. A Fund will only purchase and sell forward foreign currency contracts in amounts the Adviser deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of a Fund, will be held by the Fund's custodian or by a subcustodian.

     CURRENCY TRANSACTIONS - STRATEGIC INCOME FUND. The Strategic Income Fund may engage in currency transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Strategic Income Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

     Hedging Transactions. Generally, the Strategic Income Fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

     The Strategic Income Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, the Strategic Income Fund may also purchase exchanged listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

     When it engages in position hedging, the Strategic Income Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its Portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved is not generally possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast precisely the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Strategic Income Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Strategic Income Fund owns or intends to purchase or sell. Such techniques simply establish a rate of exchange which one can achieve at some future time. The success of a hedging transaction depends upon the Adviser's ability to forecast future currency exchange rate changes. A hedging transaction may not be fully effective, either because a currency rate forecast is incorrect or because of other factors affecting the markets for hedging instruments, some of which factors are described below. In addition, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. As more fully explained below, currency hedging transactions also involve risks and costs in addition to the risks and costs involved in the Fund's investments in the securities that are the subject of the hedge.

     The Strategic Income Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

     The Strategic Income Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its Portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     Currency Forward and Futures Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contracts as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Currency exchange contracts differ from currency futures contracts in certain respects. For example, futures contracts are traded on exchanges between parties whose identity is not disclosed to each other. The terms of futures contracts are not negotiated between the two parties, but instead are standardized as to maturity date and contract amount. Transactions in futures contracts generally involve the payment of commissions to brokers who act as intermediaries in the transactions. By contract, forward currency exchange contracts are traded directly between currency traders so that no intermediary is required. In purchasing a futures contract, the Strategic Income Fund is generally required to deposit an amount of "initial margin" to the account of the broker involved in the transaction, and to make daily payments of variation margin if adverse changes in the market value of the contract occur before the maturity date of the contract. A forward contract, by contrast, generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the terms of the contract will require the Strategic Income Fund either to accept or to make delivery of the currency specified in the contract. At or prior to maturity, however, the Fund may seek to enter into a closing transaction involving the purchase or sale of an offsetting contract. Such a closing transaction will extinguish the parties' obligations to make and accept delivery of currencies at the scheduled maturity. Closing transactions with respect to forward contracts are usually effected directly with the currency trader who is a party to the original forward contract. The Fund's ability to effect a closing transaction with respect to a noncancelable forward currency contract is limited by the willingness and ability of the other party to the contract to effect such a transaction. Forward currency contracts also involve the risk, at all times, that the other party to the contract will default on its obligations. Such a default could deprive the Fund of any of the expected benefits of the hedging transaction and could result in expenses and delays if the Fund seeks to pursue remedies against the defaulting party.

     Closing transactions with respect to futures contracts are effected through a broker on a commodities exchange and involve the payment of a brokers' commission. A clearing corporation associated with the exchange generally assumes responsibility for closing out such contracts. Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Strategic Income Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In some circumstances, the Fund might have to sell other assets to meet its variation margin payment obligations.

     Futures transactions also involve a number of other risks. These include the risk that movements in the value of futures contracts may not precisely match changes in the value of the underlying currencies. Such disparities may limit the effectiveness of the hedging transaction. The Strategic Income Fund will maintain in a segregated account with its custodian cash or high quality debt obligations in an amount at least equal to the difference between (1) the amount of currency that the Fund is obligated to deliver under outstanding forward and futures contracts and (2) the current value (determined daily) of the Fund's liquid securities holdings that trade in that currency (plus any variation margin already paid on such futures contracts).

     Currency Options. The Strategic Income Fund may purchase put or call options on currencies. A put option gives the Fund the right, on or before a specified date, to sell to the other party to the contract a specified amount of a currency for a specified price measured in another currency. A call option gives the Fund a similar right to buy a specified amount of a currency from the other party. The Fund pays a purchase price (called a "premium" when it initially acquires the option. Currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual countries, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Union's European Monetary System.

     Currency options involve a number of risks. These include the risk, in the case of over-the-counter options, that the other party will default on its obligations. Such a default could deprive the Strategic Income Fund of the expected benefits of the hedging transaction and could result in expenses and delays if the Fund seeks to pursue remedies against the defaulting party.

     Another risk associated with options is that, if anticipated currency price movements do not occur, the Strategic Income Fund may never exercise its rights under the option, in which case the option will expire worthless and the Fund will not recover the value of the premium it paid to acquire the option.

     Options on currencies are affected by many of the same factors that influence exchange rates and investments generally. The value of any currency, including U.S. dollars and foreign currencies, may be affected by political and economic factors applicable to the issuing country. The exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase the risk involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, the U.S. dollar and the particular foreign currency involved. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign government restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting or last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a 24-hour a day, global market. To the extent the options markets are closed while the markets for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Settlement Procedures. Settlement procedures relating to the Strategic Income Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Accordingly, a dealer may offer to sell a foreign currency to the Strategic Income Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     SHORT-TERM TRADING - STRATEGIC INCOME FUND. In seeking the Strategic Income Fund's objective, the Adviser will buy or sell Portfolio securities whenever the Adviser believes it appropriate to do so. In deciding whether to sell a Portfolio security, the Adviser will not consider how long the Fund has owned the security. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Strategic Income Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the Fund's portfolio.

     HIGH YIELD SECURITIES. Strategic Income Fund, High Yield Fund, High Total Return Fund, Income Fund and Growth Fund each may invest in lower-rated fixed income securities to the extent described in the Prospectus. The lower ratings of certain securities held by these Funds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by these Funds more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for the securities held by it, a Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A to the Prospectus for a description of security ratings.

     Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely during periods of rising interest rates, the value of a Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will effect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will monitor the investment to determine whether its retention will assist in meeting a Fund's investment objective.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     SPECIAL SITUATIONS. The High Total Return Fund may invest up to 5% of its assets in "special situations." A special situation arises when, in the opinion of the Fund's Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating a special situation might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical break-throughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. The High Total Return Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Funds. Such participation may subject the Funds to expenses such as legal fees and may make the Funds an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Funds ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Funds on such committees also may expose the Funds to potential liabilities under the federal bankruptcy laws or other laws governing the right of creditors and debtors. The Funds will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Funds. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.


     LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investment in Loan Participations (as defined in the Prospectus) typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participation being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participation impaired.

     When a Fund purchases Loan Assignments (as defined in the Prospectus) from Lenders, it will acquire direct rights against the borrowers on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participation when necessary to meet redemptions of Fund shares, the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

     WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security less the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time a Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that each Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow.
In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates, and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of the Adviser, it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved.
While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.


     Each Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Funds. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms. During the respective fiscal years ended October 31, 1994 and December 31, 1994, respectively, each of the Funds listed below paid total brokerage commissions indicated below, including in the case of the Government, High Yield, Income, Growth, Special and Strategic Income Funds, commissions to Advest, Inc. ("Advest"), an affiliate of the Funds' former investment adviser.



                              Brokerage Commissions Paid During
                              Fiscal Year Ended October 31, 1994
                              ----------------------------------

Income and Growth Fund                  $    136,000

High Total Return Fund                  $      3,021

                              BROKERAGE COMMISSIONS
                              PAID DURING FISCAL YEAR ENDED
                                      DECEMBER 31, 1994

                                                  Percent of     Percent of
                                                   Aggregate       Dollar
      Fund                Total      Advest       Commissions      Amount
---------------------     -----      ------       -----------     ---------

Government Fund          $ 0         $  0                 0%             0%
High Yield Fund          $ 13,184    $  0                 0%             0%
Income Fund              $ 97,750    $  0                 0%             0%
Growth Fund              $151,132    $24,340          16.11%         16.56%
Special Fund             $ 47,281    $ 5,288          11.18%         11.30%
Strategic Income Fund    $  0        $  0                 0%             0%


SERVICES OF THE ADVISER AND ADMINISTRATOR

     Pursuant to an Investment Advisory Agreement with each Fund, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, the Adviser, subject to the authority of the Trustees of the Funds, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of each Fund's portfolio.

     The Adviser is an indirect, majority-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through Northwestern National Life Insurance Company ("Northwestern") and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of the Adviser is Two Pickwick Plaza, Greenwich, Connecticut 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

     The Adviser charges a fee under each advisory agreement to Government Securities Fund, High Yield Fund, Income Fund, Growth Fund, Special Fund and Strategic Income Fund at an annual rate, after voluntary waivers or expense reimbursements, of 0.45%, 0.45%, 0.65%, 0.75%, 0.75% and 0.65% of such Fund's average daily net assets, respectively. This fee is accrued daily and payable monthly.

     The Adviser charges a fee to the High Total Return Fund and Income and Growth Funds at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each Fund, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each Fund in excess of $1 billion.

The Adviser has agreed that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, distribution fees, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, the Adviser will refund on a proportionate basis to the Fund whose expenses exceeded such limitation the excess over such amount up to the total fee received by the Adviser. Currently, the most restrictive of such limitations would require the Adviser to reimburse such a Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of the average net assets, 2.0% of the next $70,000,000 of the average net assets and 1.5% of any amount of the average net assets in excess of $100,000,000.


     The Investment Advisory Agreement for the Income and Growth Fund and High Total Return Fund was approved by the Trustees of the Northstar Advantage Trust on October 23, 1993, and by the sole Shareholder of the Northstar Income and Growth Fund, and High Total Return Fund on November 8, 1993. The Investment Advisory Agreement will continue in effect until November 17, 1995, and thereafter, will continue in effect from year to year if specifically approved annually (a) by the Trustees, acting separately on behalf of each Fund, including a majority of the Disinterested Trustees, or by (b) a majority of the outstanding voting securities of each class of each Fund as defined in the 1940 Act.


     Each Investment Advisory Agreement for the remaining Funds was approved by the Trustees of the affected Fund on March 1, 1995 and by the shareholders of such Fund on June 2, 1995. Each such Investment Advisory Agreement will continue in effect until June 2, 1997, and thereafter, will continue in effect from year to year if specifically approved annually (a) by the Trustees, acting separately on behalf of the particular Fund, including a majority of the Disinterested Trustees, or by (b) a majority of the outstanding voting securities of each class of such Fund as defined in the 1940 Act.

     A Fund's Investment Advisory Agreement may be terminated as to any class without penalty at any time by a similar vote upon not more than 60 days' nor less than 30 days' written notice by the Adviser, the Trustees, or a majority of the outstanding voting securities of such class of such Fund as defined in the 1940 Act. It will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     Northstar Administrators Corporation serves as administrator for the Funds pursuant to an Administrative Services Agreement with each Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Adviser under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Adviser. The address of the Administrator is Two Pickwick Plaza, Greenwich, Connecticut 06830.


     The Administrative Services Agreement was approved by the Trustees of the Trust on behalf of the Income and Growth Fund and High Total Return Fund on October 23, 1993. The Agreement will continue in effect until November 17, 1995, and from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust. The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of .10% of each Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in a Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.


     Each Administrative Services Agreement for the remaining Funds was approved by the Trustees of the particular Fund on March 1, 1995. The Agreements provide that until June 2, 1997, the Administrator will not receive any compensation under such agreements and thereafter shall receive such compensation as the Board of Trustees of the Funds may determine. The Agreements will continue in effect until June 2, 1997, and from year to year thereafter, provided such continuance is approved annually by a majority of the Disinterested Trustees of the affected Fund.


During the fiscal year ended October 31, 1994, the Funds listed below paid the Adviser and Administrator the following investment advisory and administrative fees, respectively:



                                   Fiscal Year Ended October 31, 1994
                                   ----------------------------------
                                   Advisory Fees  Administrative Fees
                                   -------------  -------------------


Income and Growth Fund (1)           $ 509,440        $ 64,452

High Total Return Fund (2)           $ 382,777        $ 49,816

(1)  Does not reflect expense reimbursement of $57,594.

(2)  Does not reflect expense reimbursement of $72,201.

     Prior to June 5, 1995, the Government Securities, Strategic Income, High Yield, Income, Growth and Special Funds were managed by Boston Security Counsellors, Inc. ("BSC") and did not utilize the services of an administrator. During the fiscal years ended December 31, 1994, 1993 and 1992, the Funds listed below paid BSC the following investment advisory fees:


                                   Total Advisory Fees Paid
      Fund                      During Year Ended December 31,
--------------------       -----------------------------------------
                              1994           1993           1992
Government Fund (1)        $747,846       $767,370       $598,226
High Yield Fund             622,761        432,063        204,277(2)
Income Fund                 519,729        447,631        338,308
Growth Fund                 604,576        517,203        354,835
Special Fund                268,139        145,178         56,668
Strategic Income Fund        57,726(3)          --             --

(1) Net of waiver of investment advisory fees of $332,370, $341,054 and $265,879 for the years ended December 31, 1994, 1993, and 1992, respectively. BSC elected to waive 0.20% of its investment advisory fee, effective January 1, 1989 for the Government Securities Fund.

(2) As described hereafter, BSC reimbursed High Yield Fund for certain expenses. The figures presented in the table do not reflect such reimbursement. During the year ended December 31, 1992, BSC reimbursed the High Yield Fund for $23,576 of operating expenses. This expense reimbursement was in excess of the reimbursement required of BSC under its investment advisory agreement with that Fund.

(3) For the period July 1, 1994 (commencement of the Strategic Income Fund's operations) through December 31, 1994, Advest, an affiliate of BSC, voluntarily reimbursed the Strategic Income Fund for $57,336 in expenses. Accordingly, expenses borne by Strategic Income Fund for the six-month period ended
December 31, 1994, amounted to $170,198, representing 1.90% of the Strategic Income Fund's average net assets.

NET ASSET VALUE

     The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of each Fund will generally be lower than that of the Class A shares because of the higher class-specific expenses borne by each of the Class B, Class C and Class T shares. See "How Net Asset Value is Determined" in the Prospectus.

HOW TO BUY SHARES

     The minimum initial purchase is $2,500. In the case of employee payroll deductions plans, organized group plans and other benefit programs or arrangements offered by certain dealers, the minimum initial investment may be fixed from time to time at such lesser amounts as the Adviser in its sole discretion may determine, and may in certain cases be waived from time to time by the Adviser in its sole discretion. See the Funds' current Prospectus.

ALTERNATIVE PURCHASE ARRANGEMENTS

     The High Total Return and the Income and Growth Funds each offer three classes of shares. Each of other Funds offers four classes of shares, three of which may be purchased from investment dealers. The alternative purchase arrangements are outlined below and described more fully in the Funds' Prospectus.

     Class A Shares. An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased. Class A shares are subject to ongoing distribution and service fees at an annual rate of up to 0.30% of each Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges or a waiver thereof.

     Class B Shares and Class C Shares. An investor who elects the contingent deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a contingent deferred sales charge if they are redeemed within five years of purchase. An investor who elects the limited contingent deferred sales charge alternative acquires Class C shares. Class C shares do not incur a sales charge when purchased, and are subject to a low level contingent deferred sales charge only if redeemed within one year of purchase. The contingent deferred sales charge on Class B and Class C shares may be waived in connection with certain qualifying redemptions or exchanges.

     Class B and Class C shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of a Fund's aggregate average daily net assets attributable to the respective class. Class B and Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made, subject to the higher ongoing distribution fee paid by Class B and Class C shares which will cause such shares to have a higher expense ratio and to pay lower dividends to the extent any dividends are paid (and thus have a less competitive return) than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the Underwriter to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses. See "Conversion Feature," below. There is no conversion feature offered on Class C shares.

     Class T Shares. Prior to June 5, 1995, the Government Securities, Strategic Income, High Yield, Income, Growth and Special Funds offered only one class of shares (currently designated as, the "Class T shares"). Class T shares are no longer offered for sale by these Funds, except in connection with reinvestment of dividends and other distributions, upon exchange of Class T shares of another Fund or upon exchange from the Class T Account of the Money Market Portfolio (see "Exchange Privileges"). Until November 30, 1995, Class T shares may also be purchased with funds withdrawn from an Advantage Insured Account; provided that such funds were in the account on June 2, 1995. A contingent deferred sales charge is imposed upon redemptions of Class T shares made within four years of purchase. Class T shares of each Fund pay ongoing distribution and service fees to the Underwriter at a combined annual rate of up to 0.95% (in the case of Growth Fund, Special Fund and Strategic Income Fund), 0.75% (in the case of Income Fund) and 0.65% (in the case of Government Securities Fund and High Yield Fund) of the annual average daily net assets attributable to such Fund's Class T shares.

     General Considerations Associated with the Multiple Class Distribution Structure. The alternative purchase arrangements permit an investor to choose the method of purchasing shares that the investor prefers given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution fees and the contingent deferred sales charges on Class B shares prior to conversion or on Class C shares, if any, would be economically more advantageous than the initial sales charge and accumulated service and distribution fees on Class A shares purchased at the same time, and the effect of the lower expenses attributable to Class A shares.

     Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors whether or not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares, because the accumulated continuing distribution charges on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B shares or Class C shares to have all their funds invested initially, although remaining subject to higher distribution fees until conversion (and redemption fees for five years from the date of purchase) in the case of Class B shares; and to higher distribution fees for the life of the investment (and redemption fees for one year) in the case of Class C shares. Sales personnel of broker-dealers distributing each Fund's shares may receive differing compensation for selling the different classes of shares.

     Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day, except that the higher distribution fee and any incremental transfer agency costs relating to Class B, Class C, and Class T shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

     Class B Share and Class T Share Conversion Feature. Class B shares include all shares purchased pursuant to the contingent deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fee. Class T shares convert to Class A shares at the end of the month which is the later of
(i) eight years after the Class T shares were purchased or (ii) May 31, 1998. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B and Class T shares that have been outstanding for a period of time sufficient for the Underwriter or former underwriter to have been compensated for distribution expenses related to the Class B and Class T shares from most of the burden of such distribution-related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B or Class T shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B or Class T shares in the sub-account will also convert to Class A.

EXCHANGE PRIVILEGES

     Shareholders may exchange shares of a Fund for the same class of shares of another Fund and, except in the case of Class T shares, certain other investment companies in which the Adviser acts as investment adviser. Shareholders may also exchange their shares for shares of the same class of The Cash Management Fund, a series of Salomon Brothers Investment Series (an open-end management investment company comprised of various portfolios, herein referred to as "Money Market Portfolio," that is not one of the Funds, but is available by purchase or exchange through the Underwriter). Except for Class T shares, telephone exchange privileges are available. For Federal income tax purposes, an exchange will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) See the Funds' current Prospectus for more information regarding exchanges.

REDEMPTION OF SHARES

     Payment for shares redeemed must ordinarily be mailed within three days after tender in the proper form as described in the Funds' Prospectus. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     Except for Class T shares, the Funds have procedures in place to accept telephone redemptions. See the current Prospectus for more information.

     Each shareholder account in any Fund which has been in existence for at least one year and has a value of less than $500 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $500 or more. In addition, each Fund reserves the right to close a shareholder account if the shareholder has failed to provide a social security number or other taxpayer identification number and certification (if required) that such number is correct. See the Funds' current Prospectus for more information.

     Shareholders who may have overlooked features of their investment at the time they redeemed have a one-time privilege of reinstating their investment subject to the terms of exchange at the net asset value next determined after the request for reinstatement is made. See the Funds' Prospectus for more information and conditions attached to the privilege.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by the Fund during October, November or December and paid by the Fund before the following
February 1. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

     Under current federal tax law, each Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it from holding zero coupon Treasury securities. Current Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, each Fund must pay out substantially all of its net investment income each year. Accordingly, each Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Fund may realize a gain or loss from such sales.
In the event a Fund realizes net capital gains from such transactions, shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Certain options, futures contracts, and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"). Also, section 1256 contracts held by a Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant gains or losses are treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of the year-end gain or loss. The use of section

1256 contracts may increase the amount of short-term capital gain realized by a Fund and taxed as ordinary income when distributed to shareholders.

     Hedging transactions in options, futures contracts and straddles or other similar transactions will subject a Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules). The effect of these rules may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities or convert short-term capital losses into long-term capital losses. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. A Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. A Fund will use its best efforts to make any available elections pertaining to the foregoing transactions in a manner believed to be in the best interests of the Fund. The 30% limit on gains from the sale of securities held for less than three months and the diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or options on futures contracts.

     Shareholders of a Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by a Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to the shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Corporate shareholders should not anticipate that dividends and distributions by a Fund will necessarily qualify for the dividends received deduction, since dividends paid by a Fund may often not be derived from dividend income.

     There may be differences between federal income tax rules and the accounting principles adopted by a Fund. To the extent that current net realized capital gains are distributed during the course of a fiscal year, the subsequent realization of capital losses at or before the end of the fiscal year could offset such gains for federal income tax purposes. If the amount of distributions paid by a Fund for any fiscal year exceeds its investment company taxable income plus net realized capital gains for the year, the excess is treated as a return of capital. Each distribution paid for that year could be treated, in the same proportion, in part as a distribution of taxable income and in part as a return of capital. Shareholders are not subject to current federal income tax on the part which is treated as a return of capital, but their basis in shares of the Fund would be reduced by that amount. This reduction of basis would operate to increase capital gain (or decrease capital loss) upon subsequent sale of shares.

     A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Each Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which may entitle each Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any Fund's assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. To the extent that a Fund is liable for foreign income and similar taxes withheld at the source, a Fund may operate so as to meet the requirements of the Code to "pass through" to its shareholders tax benefits attributable to foreign income taxes paid by a Fund. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, a Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by a Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct (as an itemized deduction) their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Each Fund may meet the requirement to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that each Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by a Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) each Fund's gross income form foreign sources.

     Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholder. Gains from the sale of securities by a Fund will be treated as derived from U.S. sources and section 988 gains will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals. The foregoing is only a general description of the foreign tax credit. Because application of a credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax adviser.

     Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. Federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by the Fund's making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     Each Fund will notify shareholders each year of the amount of dividends and distributions representing long-term capital gains or return of capital.

     Redemptions and exchanges of Fund shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss unless the shareholder is a dealer in securities. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of that Fund within 30 days prior to the sale of the shares or 30 days after such sale.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge
incurred in acquiring those shares.   This exclusion applies to the extent that
the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.


     Distributions by a Fund reduce the net asset value of that particular Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with a Fund, (ii) those about whom notification has been received (either by the shareholder or by a Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to a Fund's knowledge,
have furnished an incorrect taxpayer identification number   Generally, to avoid
backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


     As discussed above, there may be a difference between a Fund's book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to state and local taxes. Dividends paid by a Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. A Fund will advise shareholders of the proportion of its dividends consisting of such governmental interest. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes.

     The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS FEDERAL, FOREIGN, STATE OR LOCAL TAXES.

UNDERWRITER AND DISTRIBUTION SERVICES

     Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for each Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

     Each Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of each Fund.

     Pursuant to the Plan for Class A shares, each Fund may compensate the Underwriter up to 0.30% of average daily net assets of such Fund's Class A shares. Under the Plans for Class B and Class C shares, each Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of such Fund. Pursuant to the Plan for Class T shares, each Fund compensates the Underwriter in an amount equal to 0.95% (in the case of Growth Fund, Special Fund and Strategic Income
Fund), 0.75% (in the case of Income Fund) and 0.65% (in the case of Government Securities Fund and High Yield Fund) of annual average daily net assets of such Fund's Class T shares. However, each of the Class T Plans provide for compensation of up to 1.00% of annual average daily net assets. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Advantage Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds. With respect to each Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for its prior distribution related and current shareholder servicing related activities in connection with the Class T Shares.

     A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to each Fund's shareholders; or services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     Fees received by the Underwriter under the early years of the Plans for new classes of shares are not likely to pay the Underwriter for the total distribution expenses it will actually incur as a result of each class having fewer assets and the Underwriter incurring greater promotional expenses during the start-up phase. During later years of a Plan, the Underwriter may realize a profit.

     If the Plans are terminated in accordance with their terms, the obligations of a Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, a Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of a Fund during a specific period of time. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings. The Underwriter has also agreed to pay Advest, which through June 2, 1995 acted as principal underwriter to the Funds, certain additional contingent compensation until June 2, 1998 based upon a formula which takes into account both the sale by Advest of shares of the Funds and other Northstar affiliated investment companies, the length of times of investment and the annual redemption rates of the Funds' shares sold by Advest. Such incentive compensation is in addition to the dealers' reallowance to which Advest would otherwise be entitled.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the affected Fund to which the Plan relates.

During their fiscal year-ended October 31, 1994, each class of shares of the Funds listed below paid the following 12b-1 distribution and service fees pursuant to the Plan of Distribution for each class:

                                           12 b-1 Fees
                                   ----------------------------
                                   Class A    Class B   Class C
                                   -------    --------  -------

Income and Growth Fund             $159,311   $129,231  $ 18,985

High Total Return Fund             $118,182  $107,477   $  8,953

For the year ended October 31, 1994, expenses incurred by the Distributor for distribution related activities with respect to each class of shares of each Fund listed below were as follows:

                                          INCOME AND GROWTH
                                   --------------------------------
                                   CLASS A     CLASS B      CLASS C
                                   -------     -------      -------

Salaries/Overides                  $430,565  $   84,401     $ 9,551
Regional Marketing Manager
Expenses/Convention Expense         175,721      48,181      12,072
Commissions Paid
Marketing Expense                   146,648   1,522,273      48,425
TOTAL                              $752,934  $1,654,855     $70,048

                                        HIGH TOTAL RETURN FUND
                                   --------------------------------
                                   CLASS A      CLASS B     CLASS C
                                   --------     -------     -------

Salaries/Overides                  $398,346  $   63,897     $ 6,675
Regional Marketing Manager
Expenses/Convention Expense         138,547      40,527       5,820
Commissions Paid
Marketing Expense                   122,185   1,135,681      24,044
TOTAL                              $659,078  $1,240,105     $36,539

For the following Funds' fiscal year ended October 31, 1994, the Distributor received the following amounts in sales charges, after reallowance to Dealers.

                                           Underwriting Fees
                                   -----------------------------
                                   Class A    Class B    Class C
                                   -------    -------    -------

Income and Growth Fund             $149,872   $ 34,911  $    422

High Total Return Fund             $277,353   $ 32,709  $     91

     During their fiscal year ended December 31, 1994, expenses incurred by Advest for certain distribution related activities with respect to each of the Funds listed below were as follows:

                                         Government        High         Strategic       Income
                                         Securities        Yield         Income         Growth         Special        Income
Expense                                     Fund           Fund           Fund           Fund           Fund           Fund
-------------------------                ----------       ------        --------        -------        ------         ------

Printing                                  $ 22,906       $ 23,075       $  5,061       $  5,756       $  9,909       $ 71,736
Marketing expenses                          51,579        106,833         26,180         27,960         37,033        101,379
Selling commissions
  to sales personnel(1)                    387,683        788,598        198,493        208,268        271,408        437,631
Trail commissions
  to sales personnel(2)                    392,180        232,346        195,520        210,688         62,663            735
Interest(3)                                370,144        284,445         57,389         49,113         61,606         24,247
Retail Branch Costs(4)                     179,054        363,234         43,522         95,681        124,831        212,414
Allocated Overhead Costs(5)                192,362        328,920        104,582         93,739        103,729         80,941


     (1) Represents 50% payout of gross commissions to Advest account executives. Net payout to account executives varies as a portion of gross commissions, but approximates 50%.

     (2) Advest paid account executives continuing fees on a gross basis of up to 0.95% annually of the average net asset value of shares of each of the Funds. The amount stated represents net payout to account executives on those gross commissions.

     (3) Interest is an assumed cost of money computed at the brokers' call rate on the deficit amount of distribution expenses incurred by Advest over amounts received by Advest under the Funds' respective distribution and service plans.

     (4) Retail branch costs: includes branch office and regional operational center selling and transaction costs. The 1994 rate represents 24.6% of gross commissions.

     (5) Allocated Overhead Costs: includes costs for corporate centers communication, operations, clearing and data processing. Allocation based on the number of trade tickets sold for a Fund to total trades for Advest.

     The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Trustees of such Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

TRUSTEES AND OFFICERS

     The Trustees and principal Officers of each Fund and their business
affiliations for the past five years are set forth below.   Unless otherwise
noted, the mailing address of the Trustees and Officers of each Fund is c/o the particular Fund, Two Pickwick Plaza, Greenwich, CT 06830. The current Trustees were elected by shareholders of the Fund effective June 2, 1995.

ROBERT B. GOODE, JR., TRUSTEE. 27 Rushleigh Road, West Hartford, CT 06117 Retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

PAUL S. DOHERTY, TRUSTEE. One Monarch Place, Springfield, MA 01144. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

DAVID W. WALLACE, TRUSTEE. 33 Midwood Road , Deer Park, Greenwich, CT Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

MARJORY WILLIAMS, TRUSTEE. 19875 Cottagewood Ave., Excelsior, MN 55331 Founder and Chief Executive Officer of Marjory Williams Ltd., a marketing company. From 1979 to 1992, Founder, President, and Chief Executive Officer of SHE, Inc. and Laura Caspari Ltd. (fashion retailers). Since October 1993, Trustee of the Northstar affiliated investment companies.

ALAN L. GOSULE, TRUSTEE. 200 Park Avenue, New York, NY 10166. Partner, Rogers & Wells

DAVID W.C. PUTNAM, TRUSTEE. 10 Langeley Place, Newton Center, MA 02159 President, Clerk and Director of F.L. Putnam Securities Company, Incorporated, F.L. Putnam Investment Management Company, Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

JOHN R. SMITH, TRUSTEE. 67 Winsor Street, Sudbury, MA 01776 Financial Vice President of Boston College (1970-1991); President (since 1991) of New England Fiduciary Company (financial planning); Chairman (since 1987) of Massachusetts Educational Financing Authority; Vice Chairman of Massachusetts Health and Education Authority.

MARK L. LIPSON, PRESIDENT AND TRUSTEE. Director, Chairman and Chief Executive Officer of Northstar and NWNL Northstar Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of NWNL Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

JOHN G. TURNER, CHAIRMAN AND TRUSTEE. 20 Washington Avenue, Minneapolis, MN 5544056. Since May 1991, Chairman and CEO of ReliaStar. Since October 1993, Director of Northstar and affiliates and Chairman and Trustee of the Northstar affiliated investment companies. Prior to May 1991, President and CEO of the NWNL Companies, Inc.

ERNEST N. MYSOGLAND, VICE PRESIDENT. (Income and Growth Fund, Growth Fund, Income Fund, Special Fund). Executive Vice President and Chief Investment Officer-Equities of Northstar. From 1992 to August 1993, Senior Vice President and Chief Investment Officer-Equities of National Securities & Research Corporation and Vice President of National Affiliated Investment Companies. Prior to joining National in 1992, Mr. Mysogland was the President & Chief Investment Officer of Reinoso Asset Management. From 1988 to 1991, Mr. Mysogland was Executive Vice President and Chief Investment Officer of Gintel Equity Management.

THOMAS OLE DIAL, VICE PRESIDENT. (High Total Return Fund, Income Fund, Strategic Income Fund, High Yield Fund, Government Securities Fund). Executive Vice President and Chief Investment Officer-Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer-Fixed Income of National Securities & Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corp. From 1988 to 1989, President, Dial Capital Management.

ROBERT L. THOMAS, VICE PRESIDENT. President of Northstar. Former President of BSC (1989 to May 1995) and former Vice President of Advest, Director of Advest Group, Inc. and Advest; Former President and Trustee of each of The Advantage Funds, The Scottish Widows International Fund and the Advantage Municipal Bond Fund.

MARGARET D. PATEL, VICE PRESIDENT. (Government Securities Fund, Income Fund, Strategic Income Fund). Vice President and Managing Director of Northstar. Former Senior Vice President of BSC (1988 to May 1995); Former President and Portfolio Manager at Fixed Income Asset Management, Inc. (1986 to 1988); Former Portfolio Manager at American Capital and Dreyfus Corporation (prior to 1988).

PRESCOTT B. CROCKER, C.F.A., VICE PRESIDENT.  (Strategic Income Fund, High Yield
Fund). Vice President and Managing Director of Northstar. Former Senior Vice President and Director, Fixed Income Investments of BSC (November 1993 to May
1995); Former Senior Portfolio Manager at Colonial Management Associates, Inc. (1975-1993); prior to 1993, Mr. Crocker served in various senior investment management positions at Colonial Management Associates, Inc.

GEOFFREY WADSWORTH, VICE PRESIDENT. (Income and Growth Fund, Growth Fund, Special Fund). Vice President of Northstar. Co-Manager of Northstar Advantage Income and Growth Fund and other Northstar affiliated equity funds. Former Vice President and Portfolio Manager with National Securities & Research Corporation.

AGNES MULLADY, VICE PRESIDENT AND TREASURER. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators Corporation, and Vice President and Treasurer of NWNL Northstar Distributors, Inc. From 1987 to 1993 Treasurer and Vice President of National Securities & Research Corporation.

LISA M. HURLEY, VICE PRESIDENT AND SECRETARY. Senior Vice President, General Counsel of Northstar. Executive Vice President and Secretary of Northstar Administrators Corporation, and Vice President and Secretary of NWNL Northstar Distributors, Inc. Former Vice President and General Counsel of National Securities & Research Corporation.

* MESSRS. TURNER AND LIPSON ARE EACH DEEMED TO BE AN "INTERESTED PERSON" WITHIN THE MEANING OF THE 1940 ACT.

Mone Anathan, III, Dr. Loring E. Hart, Reverend Bartley MacPhaidin and Edwart T. Sullivan, each of whom were previously Trustees of the Funds, serve on an Advisory Board. The Advisory Board is expected to provide advice to the Board of Trustees in order to facilitate a smooth management transition regarding the advisory services to be provided by Northstar and to provide such other advise as the Board of Trustees may request from time to time.

The Advisory Board will have no authority or control over the Funds. It is expected that Advisory Board members will receive the same fees they received as Trustees (see table below). Northstar has agreed to reimburse the Funds for the expenses associated with the Advisory Board for three years.


     Northstar and Northstar Administrators Corporation makes their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $6,000 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,500 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

     On December 31, 1994, no Officer or Trustee of the Funds, owned beneficially or of record 5% or more of any class of the outstanding securities of any Fund.

     On the same date, Merrill Lynch Pierce Fenner & Smith owned of record 5% or more of the securities of the High Total Return and Income and Growth Fund's outstanding shares, and Northwestern National Life Insurance Company owned in excess of 5% of the Class A shares of the Income and Growth Fund.

                              TRUSTEE COMPENSATION
                       FISCAL YEAR ENDED OCTOBER 31, 1994
                           (NORTHSTAR ADVANTAGE TRUST)



     Each Trustee of the Northstar Advantage Trust received aggregate compensation from the Trust of $6,000 for the year for attendance at quarterly meetings, and Messrs. Wallace and Goode received an additional $1,000 for their service on the Audit Committee of the Board.



                              TRUSTEE COMPENSATION
                       FISCAL YEAR ENDED DECEMBER 31, 1994
              GOVERNMENT SECURITIES, STRATEGIC INCOME, HIGH YIELD,
                         INCOME GROWTH AND SPECIAL FUNDS



                                                                  Aggregate
                                                                  Compensation
                                                                  from all Funds
                                                                  currently
                                       Pension or     Estimated   in the
                         Aggregate     Retirement     Annual      Northstar
                         Compensation  Accrued        Benefits    Advantage
                         From Each     Benefits From  Upon        Fund
Director                 Fund(a)       the Funds      Retirement  Complex (b)
--------                 ------------  ------------   ----------- -----------

Mone Anathan, III         $ 1,900         $0             $0        $10,100
Alan L. Gosule, Esq.      $ 1,900         $0             $0        $10,100
Dr. Loring E. Hart        $ 1,900         $0             $0        $10,100
Rev. Bartley              $ 1,250         $0             $0        $ 6,750
  MacPhaidin C.S.C.
John R. Smith, Ph.D.      $ 2,100         $0             $0        $11,100
Edward T. Sullivan        $ 1,500         $0             $0        $ 8,000
David W.C. Putnam         $30,002(c)      $0             $0        $30,002
Allen Weintraub           $     0         $0             $0        $     0
Robert L. Thomas          $     0         $0             $0        $     0


(a) Trustees and officers who are affiliated with the Adviser or Underwriter or their affiliates ("interested persons" as defined under the Investment Company Act of 1940) do not receive any compensation for services rendered to the Funds in addition to their compensation for services rendered to the Adviser or affiliated companies. Prior to June 2, 1995 the Trustees who were not interested persons were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for out-of-pocket expenses.

(b)  Compensation paid by six Advantage Fund trusts formerly advised by BSC.

(c) As Chairman, David Putnam received the amount listed above from the six former BSC advised funds, which included compensation as a Trustee (see (a) above) , and for additional services. Each Fund is allocated a proportionate share of the amount paid for additional services based on net assets. Mr. Putnam resigned as Chairman effective June 2, 1995.

OTHER INFORMATION



     Independent Accountants. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Northstar Advantage Trust. Coopers & Lybrand L.L.P. audits the Trust's annual financial statements and expresses an opinion thereon. Price Waterhouse LLP has been selected as the independent accountants of the Government, Strategic Income, Income, High Yield, Growth and Special Funds. Price Waterhouse LLP audits each of these Fund's annual financial statements and expresses an opinion thereon.



     Custodian. Custodial Trust Company, Princeton, New Jersey acts as custodian for the High Total Return and Income and Growth Funds and The Shareholder Services Group, Inc. serves as Fund Accounting Agent for these Funds; State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the remaining Fund's.



     Transfer Agent. The Shareholder Services Group, Inc., Boston, Massachusetts, acts as the Transfer Agent for the Funds (the "Transfer Agent"). Advest Transfer Services Inc. ("ATS") serves as the sub-transfer agent for the Funds offering Class T shares and, prior to June 5, 1995, ATS acted as transfer agent to these Funds. For calendar year 1994, fees and out-of-pocket costs payable to ATS under such transfer agency agreements by each of those Funds were as follows:


     Fund                          Fees           Costs
     ----                          ----           -----
Government Fund                  $95,636          $2,526
High Yield Fund                   87,663           2,762
Income Fund                       55,748           1,866
Growth Fund                       68,258           1,001
Special Fund                      36,611             310
Strategic Income Fund              6,508             225


     Reports to Shareholders. The fiscal year of the Northstar Advantage Trust ends on October 31. The fiscal year of each other Fund ends on December 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.


PERFORMANCE INFORMATION

     TOTAL RETURN. Each Fund may, from time to time, include its total return in advertisements, sales literature or reports to shareholders or prospective investors. Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $ 1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B, Class C and Class T shares, and assume that all dividends and distributions on are reinvested when paid.

     Performance information for the Funds may be compared in reports and promotional literature to (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DIJA"), or other unmanaged indices so that investors may compare each Fund's results to those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; (iv) well known monitoring sources of CD performance rates such as Solomon Brothers, Federal Reserve Bulletin, American Bankers, Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Each Fund may also compute aggregate total return for specified periods based on a hypothetical investment in the respective class with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value for this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge of each class and assumes reinvestment of all income dividends and capital gain distributions during the period. The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of each Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (l) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.


Total return of a hypothetical $10,000 investment in each class of shares of each Fund in the Northstar Advantage Trust is set forth below. This performance information for the Funds is stated for the period from commencement of each Fund's operations (November 8, 1993) to the fiscal year end October 31, 1994, reflects payment of the maximum sales charge for each class, and assumes reinvestment of all income dividends and capital gain distributions.



                             Class A    Class B   Class C
                             -------    -------   -------

Income and Growth Fund        (2.47%)   (8.90%)   (2.71%)
High Total Return Fund        (7.7%)    (9.21%)   (7.6%)

     Total return of a hypothetical $10,000 investment in the Class T shares of each of the other Funds is set forth below. This performance information for those Funds is stated for the one and five year periods ended December 31, 1994 and for the period from commencement of each Fund's operations to the fiscal year end December 31, 1994, reflects payment of the maximum sales charge for the class and assumes reinvestment of all income dividends and capital gain distributions. No Class A, Class B or Class C shares were outstanding during such periods.

                                                                      Life of
Fund                                   One Year      Five Year        Fund(A)
----------------------                 --------      ---------        -------

Government Fund                        -13.21%          7.88%          6.39%
High Yield Fund                         -5.74          13.17           9.89
Income Fund                             -8.89           7.34           8.05
Growth Fund                            -11.30           7.58           9.67
Special Fund                            -8.64          13.43           9.20
Strategic Income Fund                      --             --          -1.76

     (A) February 1, 1986 for Government Securities, Income, Growth and Special Funds; June 5, 1989 for High Yield Fund and July 1, 1994 for Strategic Income Fund.


     YIELD. The yield for Class A, B, C and T shares of the Government Securities Fund, the High Yield Fund, the Strategic Income Fund, and the Income Fund, and the yield for Class A, B and C of the High Total Return Fund for the month ended September 30, 1995 was as follows:


Fund                                            Yield
---------------------        --------------------------------------------
                             Class A      Class B     Class C     Class T
                             --------------------------------------------

Government Fund                5.92         5.52        5.48       5.95
High Yield Fund                8.76         8.51        8.50       8.92
Strategic Income Fund          7.70         7.40        7.64       7.56
Income Fund                    3.95         3.46        3.45       3.75
High Total Return Fund        10.31        10.11       10.06       N/A

     Yield is computed by dividing the net investment income per share earned during the month by the maximum offering price per share on the last day of the month, according to the following formula:

     Yield = 2[(a-b + 1)6 -1]
                cd
     Where:
     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d =  the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, each of the listed Funds computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the month or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.

     Solely for the purpose of computing yield, the Funds recognize dividend income by accruing 1/360 of the stated dividend rate of a security each day that a security is in the portfolio.


     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum contingent deferred sales load of 4% in the case of Class T shares, 5% for Class B shares and 1% for Class C shares.


     All accrued expenses are taken to account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Funds' distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

     NON-STANDARDIZED TOTAL RETURN. In addition to the performance information described above, the Funds may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking a Fund's contingent deferred sales load into account. Excluding a Fund's contingent deferred sales load from a total return calculation produces a higher total return figure. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Total returns for the High Total Return and Income and Growth Funds for the fiscal year ended October 31, 1994 and from inception of each class of each Fund to October 31, 1994, without giving effect to the contingent deferred sales load is as follows:

                               Class A          Class B       Class C
                               -------          -------       -------

High Total Return Fund           N/A             -9.25%        -7.63
Income and Growth Fund           N/A             -4.20         -1.75


Total returns for the remaining Funds for the fiscal year ended December 31, 1994, for the five years ended December 31, 1994 and for the period from the commencement of the Fund's operations to December 31, 1994, without giving effect to the contingent deferred sales load, are as follows:


                                       Year           5 Years        Inception
                                       Ended          Ended          to
Fund                                   12/31/94       12/31/94       12/31/94
---------------------                  --------       --------       ---------

Government Fund                         -9.82%          7.88%          6.39%
High Yield Fund                         -2.18          13.17           9.89
Income Fund                             -5.33           7.34           8.05
Growth Fund                             -7.66           7.58           9.67
Special Fund                            -4.86          13.43           9.20
Strategic Income Fund                                                  2.14

OTHER INFORMATION CONCERNING FUND PERFORMANCE

     A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

     A Fund may quote a distribution rate calculated by annualizing the latest dividend paid and dividing by the net asset value per share as of the applicable date. A distribution rate reflects only dividends paid out of net investment income -- except as indicated, it does not reflect realized long or short term capital gains or losses, or unrealized gains or losses.

     The Funds may compare their performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Fund's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). Each Fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Funds' returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.


     Comparisons may be made on the basis of a hypothetical initial investment in one of the Funds (such as $10,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.


     A Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. Other groupings of funds prepared by Lipper and other organizations may also be used for comparison to the Funds. Although Lipper Analytical Services, Inc. ("Lipper") and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.


     From time to time each Fund may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of a Fund in relation to other funds in its category.

     From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.
Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

     Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Barron's. etc. will also be utilized.

     Ibbotson Associates of Chicago (Ibbotson), IL and others provide historical returns of the capital markets in the United States. The Funds may compare its performance to major indicies in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. The Funds may discuss the performance of financial markets and indices over various time periods.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalized stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of year-end 1991, DFA contained approximately 2,003 stocks, with an average capitalization of about $81.1 million. Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and present minimal risks of default. An additional advantage of investing in government bonds is that they are securities backed by the credit and taxing power of the U.S. Government and, therefore, present virtually no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs). Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

     Other widely used indices that the Funds may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, The Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government Securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

     The Funds may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

     This Funds may also discuss in advertising the highest, lowest and median or average returns of various types of investments over various holding periods. These comparisons tend to show that while certain types of investments may exhibit a wide range of returns over short periods of time and subject the short-term investor to the risk of substantial loss, the range of returns over longer holding periods narrows and returns tend to be more stable and positive.

     The Funds may advertise the benefits of the flexibility and diversification of the Fund's three Sector investment strategy. For example, the Fund may advertise that each Sector reacts differently to major economic events. The Fund may also advertise that its three Sector strategy helps reduce volatility. For example, the Fund may advertise single market performance compared to a hypothetical investment containing equal portions of unmanaged indices of U.S. Government Securities, Foreign Government Securities and High Yield, High Risk U.S. and Foreign Corporate Securities over certain periods of time. The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

     The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate.
An equivalent tax-deferred investment would have an after-tax value of 52,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about a Fund. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following.

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING TIMES. THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that include a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBC/DONOGHUES'S MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc. of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.


     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a large daily newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

     The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

FINANCIAL STATEMENTS


     The Northstar Advantage Trust's audited financial statements dated October 31, 1994 and the report of the independent accountants, Coopers & Lybrand, L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Advantage Trust for the fiscal year ended October 31, 1994.


     The audited financial statements of Government Securities Fund, High Yield Fund, Income Fund, Growth Fund, Special Fund and Strategic Income Fund as of and for the fiscal period ended December 31, 1994 and the report of the independent accountants, Price Waterhouse LLP, with respect to such financial statements are hereby incorporated by reference to the Annual Report to Shareholders of The Advantage Family of Funds for the fiscal year ended December 31, 1994.

                                     PART C

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:  Included in Part A:
     NORTHSTAR ADVANTAGE TRUST - Financial Highlights for a share outstanding throughout the period November 8, 1993 (Class A) February 9, 1994 (Class B) and March 21, 1994 (Class C) (commencement of offering of each Class) through October 31, 1994.

     GOVERNMENT SECURITIES, INCOME, GROWTH AND SPECIAL  FUNDS:
Financial Highlights for a share outstanding throughout the period February 3, 1986 (commencement of operations) to December 31, 1994.

     HIGH YIELD FUND: Financial Highlights for a share outstanding throughout the period June 5, 1989 (commencement of operations) through December 31, 1994.

     STRATEGIC INCOME FUND: Financial Highlights for a share outstanding throughout the period July 1, 1994 (commencement of operations) to December 31, 1994.

     Included in Part B: The audited financial statements of the Funds as of and for the fiscal year ended October 31, 1994 for the Northstar Advantage Trust and the year ended December 31, 1994 for the Government Securities, Strategic Income, High Yield, Income, Growth and Special Funds, and the report of the independent accountants with respect to such financial statements are incorporated in the Statement of Additional Information for each Fund by reference to the Annual Report to Shareholders for each Fund for the relevant fiscal year then ended; provided that the material appearing on the inside front and back covers and pages 1 and 36 of the December 31, 1994 Annual Report is not incorporated herein by reference. The incorporated financial information for the years ended October 31, 1994 and December 31, 1994 includes the following:
Statement of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and report of independent accountants.

Included in Part C:  None.

(b)       Exhibits  - Northstar Advantage Trust

          (1)  (a)  Declaration of Trust (1)
               (b)  Amendment of Declaration of Trust (3)
               (c)  Amendment to Declaration of Trust (5)
          (2)       By-Laws (1)
          (4)       Specimen Share Certificates (5)
          (5)       Investment Advisory Agreement (2)
          (6)       Underwriting Agreements (4)
          (8)       Custody Agreements (3)
          (9)  (a)  Transfer Agency Agreement (3)
               (b)  Administrative Services Agreement (3)
               (c)  Accounting Services Agreement (3)

          (10)      Opinion of Counsel (3)
          (11)      Consent of Independent Public Accountants
          (12)      Annual Report (8)
          (13)      Subscription Agreement (3)
          (15)      Plans of Distribution pursuant to Rule 12b-1 (7)
               (a)  Class A Shares
               (b)  Class B Shares
               (c)  Class C Shares
          (16)      Performance Information (6)
          (17)      Powers of Attorney


------------------------------------------------
1. Included in Registrant's Registration Statement filed August 24, 1993 and incorporated herein by reference.
2. Included in Registrant's Pre-effective Amendment No. 1 filed October 7, 1993 and incorporated herein by reference
3. Included in Pre-Effective Amendment No. 2 filed November 3, 1993 and incorporated herein by reference.
4. Included in Post-Effective Amendment No. 1 filed January 19, 1994 and incorporated herein by reference.
5. Included in Post-Effective Amendment No. 2 filed March 19, 1994 and incorporated herein by reference.
6.   Not Applicable.
7. Included in Post-Effective Amendment No. 3 filed August 1, 1994 and incorporated herein by reference
8. Included in Post-Effective Amendment No. 5 filed January 17, 1995 and incorporated herein by reference.

EXHIBITS - GOVERNMENT SECURITIES, INCOME, GROWTH AND SPECIAL FUNDS.

(1)       Form of Amended and Restated Declaration of Trust [L]
(2)       By-Laws [A]
(3)       Inapplicable
(4)       Specimen Share Certificate [B]
(5)       Investment Advisory Agreement [L]
(6)       Distribution Agreement [B]
(7)       Inapplicable
(8)       (a) Custodian Agreement
          (b) Amendment dated March 9, 1993[H]
(9)       Transfer Agency and Shareholder Service Agreement [C]
(10)      Opinion and Consent of counsel [B]
(11)      (a) Consent of Independent Public Accountants*
(11)      (b) Letters from Arthur Andersen & Co.
          concerning replacement of auditors [D]
(12)      Inapplicable
(13)      Initial Capital Agreement [B]
(14)(a)   Prototype Individual Retirement Account [B]
(14)(b)   Defined Contribution Prototype Plan and Trust [B]
(15)      Plan of Distribution [B]
(16)      Schedule Showing Calculation of
          Performance Quotations [D]
(17)      Powers of Attorney*

EXHIBITS - HIGH YIELD FUND

(1)       Form of Amended and Restated Declaration of Trust [L]
(2)       By-Laws [F]
(3)       Inapplicable
(4)       Specimen Share Certificate [F]
(5)       Investment Advisory Agreement [L]
(6)       Distribution Agreement [F]
(7)       Inapplicable
(8)       (a) Custodian Agreement [F]
          (b) Amendment dated March 9, 1993[H]
(9)       (a) Transfer Agency and Shareholder Service Agreement [F]
(9)       (b) Consent to Use of Name [F]
(9)       (c) Form of Joint Insured Bond Agreement [F]
(10)      Opinion and Consent of counsel [F]
(11)      (a) Consent of Independent Public Accountants*
(11)      (b) Letters from Arthur Andersen & Co.
          concerning replacement of auditors [D]
(12)      Inapplicable
(13)      Initial Capital Agreement [F]
(14)      (a) Prototype Individual Retirement Account [G]
(14)      (b) Defined Contribution Prototype Plan and  Trust [G]

(15)      Plan of Distribution[F]
(16)      Schedule Showing Calculation of
          Performance Quotations [D]
(17)      Powers of Attorney*

EXHIBITS - STRATEGIC INCOME FUND

(1)       Form of Amended and Restated Declaration of Trust [L]
(2)       By-Laws [I]
(3)       Inapplicable
(4)       Form of Certificate representing shares
          of beneficial interest in Registrant [J]
(5)       Form of Investment Advisory Agreement [L]
(6)       (a) Distribution Agreement [J]
(6)       (b) Form of Continuous Offering Dealer Agreement [I]
(7)       Inapplicable
(8)       Custodian Agreement and fee schedule from State Street [K]
(9)       (a) Transfer Agency and Shareholder Service Agreement [K]
(9)       (b) Consent to Use of Name [J]
(10)      Opinion and Consent of counsel [K]
(11)      (a) Consent of Independent Public Accountants*
(12)      Inapplicable
(13)      Subscription Agreement [K]
(14)      Inapplicable
(15)      Form of Distribution and Service Plan [I]
(16)      Inapplicable
(17)      Powers of Attorney*

NOTES TO EXHIBIT LISTING for Government Securities, Income, Growth, Special, High Yield and Strategic Income Funds

*    Filled herewith
[A] Previously filed as exhibit to Registrant's Registration Statement on Form N-1A and incorporated herein by reference.
[B] Previously filed as exhibit to Registrant's Pre-Effective Amendment no. 1 and incorporated herein by reference.
[C] Incorporated by reference to form of document filed as exhibit to Pre-Effective Amendment No. 3 of the High Yield Bond Fund
[D] Previously filed as exhibit to Registrant's Post-Effective Amendment filed 3/23/92 and incorporated herein by reference
[E] Previously filed as exhibit to the Registrant's registration statement on Form N-1A and incorporated herein by reference
[F] Previously filed as exhibit to Registrant's Pre-Efffective Amendment No. 3 and incorporated herein by reference
[G] Previously filed as exhibit to Registrant's Pre-Effective Amendment No.1 and Statement of the Government Securities Fund (File No. 33-848) and incorporated herein by reference

[H] Previously filed as exhibit to Post-Effective Amendment No. 6 of the High Yield Bond Fund and incorporated herein by reference.
[I] Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as originally filed with the Securities and Exchange Commission on 3/17/94.
[J] Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A as previously filed with the Securities and Exchange Commission on May 19, 1994.
[K] Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A as previously filed with the Securities and Exchange Commission on July 1, 1994.
[L] Previously filed as an Exhibit to PEA 13 for the Income, Growth and Special Funds, PEA 14 for Government Securities Fund, PEA 9 for High Yield Fund and PEA 5 for Strategic Income Fund.

ITEM 25.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
As of September 30, 1995, the Registrant had the following number of security holders:

TITLE OF CLASS           FUND                     NUMBER OF SHAREHOLDERS

Shares of Beneficial  Income & Growth Fund      (A) 1600   (B) 2197   (C)1545    (T) N/A
Interest              High Total Return Fund    (A) 2865   (B) 2947   (C) 343    (T) N/A
                      Government Securities     (A)   81   (B)  182   (C)   3    (T) 7922
                      High Yield Bond           (A)  308   (B)  866   (C)  51    (T) 9262
                      Income                    (A)   55   (B)  163   (C)  17    (T) 5926
                      Growth                    (A)  142   (B)  354   (C)  24    (T) 7715
                      Special                   (A)  167   (B)  349   (C)  13    (T) 4549
                      Strategic Income          (A)   54   (B)  252   (C)  14    (T) 2102

ITEM 27.  INDEMNIFICATION

Section 4.3 of the Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

     (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a

     Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)  by the court or other body approving the settlement or other disposition;
     or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Funds" in the Prospectus and Services of the Adviser and Administrator" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since September 30, 1993.

                         POSITION WITH        OTHER SUBSTANTIAL
                         INVESTMENT           BUSINESS, PROFESSION
NAME                     ADVISER              VOCATION OR EMPLOYMENT

John Turner              Director             Chairman and CEO,
                                              ReliaStar Financial Corp.

John Flittie             Director             President,
                                              ReliaStar Financial Corp.

Mark L. Lipson           Chairman/CEO         Director and Officer of Northstar
                         Director             Distributors, Inc., Northstar
                                              Administrators Corp. and NWNL
                                              Northstar, Inc.; President/Trustee
                                              of Northstar Affiliated Investment
                                              Companies.  Former President & CEO
                                              and Director - National Securities
                                              & Research Corporation, and
                                              Director and Officer of affiliates
                                              of National and the National
                                              Affiliated Investment Companies.

Robert Thomas            President            Former President of Boston
                                              Security Counsellors, Inc.
                                              ("BSC"); former Executive Vice
                                              President and Director of Advest,
                                              Inc., former Director of the
                                              Advest Group Inc. and former
                                              President and Trustee of the
                                              Advest Advantage Family of Funds.

Thomas Ole Dial          Executive Vice       Vice President, Northstar
                         President - Chief    Affiliated Investment
                         Investment Officer   Companies, and Principal, TD
                         Fixed Income         Ass. Inc. Former Executive Vice
                                              President/Fixed CIO National
                                              Securities & Research Corp. and
                                              Vice President of the National
                                              Affiliated Investment Companies

Prescott Crocker         Vice President/      Vice President, Northstar
                         Managing Director    Affiliated Investment Cos. Former
                                              Vice President and Portfolio
                                              Manager for BSC.

Margaret Patel           Vice President/      Vice President, Northstar
                         Managing Director    Affiliate Investment Cos. Former
                                              Vice President and Portfolio
                                              Manager for BSC.

Robert J. Adler          Executive Vice       President Northstar Distributors,
                         President, Sales &   Inc. Formerly Senior Vice
                         Marketing            President - National Securities &
                                              Research Corp. and President and
                                              Director of NSR Distributors, Inc.

Agnes Mullady            Sr. Vice President   Vice President & Treasurer of
                         and CFO              Northstar Affiliated Investment
                                              Companies.  Former Vice President
                                              and Treasurer of National
                                              Securities & Research Corp.

Ernest Mysogland         Exec. Vice President Vice President - Northstar
                         Chief Investment     Affiliated Investment Companies.
                         Officer - Equities   Former Sr. Vice President/CIO
                                              National Securities Research Corp.
                                              and Vice President of the National
                                              Affiliated Investment Companies

Geoffrey Wadsworth       Vice President/      Former Vice President and
                         Portfolio Manager    Portfolio Mgr. at National
                                              Securities & Research Corp.

Jeffrey Aurigemma        Vice President -     Former Analyst, National
                         Investments          Securities & Corp.

Michael Graves           Vice President       Former Vice President, National
                         Investments          Securities Corp.

Lisa M. Hurley           Sr. Vice President   Executive Vice President,
                         General Counsel &    Northstar Administrators Corp.,
                         Secretary            Vice President Northstar
                                              Distributors and Northstar
                                              Affiliated Investment Companies.

                                              Former Vice President and General
                                              Counsel & Secretary of National
                                              Securities & Research Corp.

Gertrude Purus           Vice President       Vice President Northstar
                         Operations           Distributors and Northstar
                                              Administrators Corp. Former Vice
                                              President - Operations, National
                                              Securities & Research Corp.,

Stephen Vondrak          Vice President       Former Regional Marketing
                         Sales & Marketing    Manager with Roger Engemann and
                                              Associates from 1991-1994.
                                              Broker/trainer for Integrated
                                              Resources and registered rep for
                                              First Investors, from 1985 to
                                              1991.

Mark Sfarra              Vice President -     Former Assistant Vice President
                         Marketing            National Securities & Research
                                              Corp.

ITEM 29 .                PRINCIPAL UNDERWRITER

(a) See "Management of the Funds - The Underwriter" and "How to Purchase Shares" in the Prospectus and "Underwriter and Distribution Services" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.


(b)
     (1)                            (2)                     (3)
Name and Principal          Position and Offices   Position and Offices
Address                     with Underwriter       with Registrant
------------------          -------------------    --------------------

John Turner                 Director               Trustee, Chairman
20 Washington Ave., South
Minneapolis, MN

John Flittie                Director               Trustee
20 Washington Ave., South
Minneapolis, MN

Mark L. Lipson              Chairman & Director    Trustee
Two Pickwick Plaza
Greenwich, CT  06830

Robert J. Adler             President              None
Two Pickwick Plaza
Greenwich, CT  06830

Mark Blinder                Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830
29(b) continued.

Richard Frances             Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830

Daniel Leonard              Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830

Stephen O'Brien             Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830

David Linton                Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830

Charles Dolce               Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830

Hy Glasman                  Reg. Vice President    None
Two Pickwick Plaza
Greenwich, CT  06830

Stephen Vondrak             Vice President         None
Two Pickwick Plaza
Greenwich, CT  06830

Mark Sfarra                 Vice President         None
Two Pickwick Plaza
Greenwich, CT  06830

Gertrude Purus              Vice President         None
Two Pickwick Plaza
Greenwich, CT  06830

Agnes Mullady               Vice President         Vice President & Treasurer
Two Pickwick Plaza          & Treasurer
Greenwich, CT  06830

Name and Principal          Position and Office    Position and Offices
Address                     with Underwriter       with Registrant
------------------          -------------------    --------------------
------------------          -------------------    --------------------

Lisa Hurley                 Vice President         Vice President & Secretary
Two Pickwick Plaza          & Secretary
Greenwich, CT  06830

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Custodial Trust Company acts as Custodian and maintains the following records at its principal office at 101 Carnegie Center, Princeton, New Jersey 08540-6231 for the Northstar Advantage Trust, and State Street Bank and Trust Co. maintains such records as Custodian for the Government Securities, High Yield, Strategic Income, Income, Growth, and Special Funds:
     (1)  Receipts and delivery of securities including certificate numbers;
     (2)  Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.

The Shareholder Services Group, ("TSSG") maintains the following records at One Exchange Place, 11th Floor, Boston, Massachusetts, 02109, as Transfer Agent for the Funds.

     (1)  Shareholder Records;
     (2) Share accumulation accounts: Details as to dates and number of shares of each accumulation, price of each accumulation.

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830 or the offices of TSSG, as the Fund Accounting Services Agent for the Northstar Advantage Trust, or at State Street Bank as the Fund Accounting Services Agent for the Government Securities, High Yield, Strategic, Income, Growth and Special Funds.

ITEM 31.  Management Services

Not Applicable

ITEM 32.  Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and the State of Connecticut on the 27th day of October 1995.


                                        REGISTRANT

                              By: /s/  LISA HURLEY
                                  ----------------------------
                                   Lisa Hurley, Vice President


     SIGNATURES                    TITLE                    DATE

     JOHN G. TURNER           Chairman                 October 27, 1995
     John G. Turner*          and Trustee


     MARK L. LIPSON           President                October 27, 1995
     Mark L. Lipson*          and Trustee


     JOHN R. SMITH            Trustee                  October 27, 1995
     John R. Smith*


     PAUL S. DOHERTY          Trustee                  October 27, 1995
     Paul S. Doherty*


     DAVID W. WALLACE         Trustee                  October 27, 1995
     David W. Wallace*


     ROBERT B. GOODE, JR.     Trustee                  October 27, 1995
     Robert B. Goode, Jr.*

     SIGNATURES                    TITLE                    DATE

     ALAN L. GOSULE           Trustee                  October 27, 1995
     Alan L. Gosule*


     DAVID W.S. PUTNAM        Trustee                  October 27, 1995
     David W.W. Putnam*


     MARJORIE WILLIAMS        Trustee                  October 27, 1995
     Marjorie Williams*



     *By: LISA HURLEY
          Lisa Hurley
          Attorney-in-fact





     * Executed pursuant to powers of attorney filed with this Post-Effective Amendment.

                                INDEX TO EXHIBITS



     Exhibit No.Under
     Part C of Form N-1A      Name of Exhibit          Page Number Herein
     -------------------      ---------------          ------------------


          11                  Consents of Independent
                              Public Accountants

          17                  Powers of Attorney